Annual

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                                                          SEPTEMBER 30, 2002

Report

FRANKLIN CUSTODIAN FUNDS, INC.


     FRANKLIN DYNATECH FUND
     FRANKLIN GROWTH FUND
     FRANKLIN INCOME FUND
     FRANKLIN U.S. GOVERNMENT SECURITIES FUND
     FRANKLIN UTILITIES FUND

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FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
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                                             SECURITIES MARKETS MOVE BOTH UP AND
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                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]


CHARLES B. JOHNSON
PRESIDENT
FRANKLIN CUSTODIAN FUNDS, INC.

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


SHAREHOLDER LETTER

CONTENTS

Dear Shareholder:

This annual report for Franklin Custodian Funds, Inc. covers the fiscal year ended September 30, 2002.


A YEAR OF TURMOIL AND UNCERTAINTY
The 12 months under review was an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, instability at home and abroad roiled the domestic stock markets while investors' trust and patience were severely tested.

U.S. gross domestic product (GDP), a good measure of the country's overall economic health, rose modestly and painted a picture of a tepid economy making gradual progress toward recovery. Although GDP grew just over 3.0% for the year under review, it appeared to be slowing again toward period-end, raising the specter of a double-dip recession. The New York-based Conference Board reported its Index of Leading Economic Indicators fell throughout the summer -- and at higher rates than analysts had forecast. Furthermore, consumer confidence fell in the last four months of the reporting period, mainly on concerns about financial markets, terrorism, possible war with Iraq and a tough job market. Indeed, many economists predicted further economic recovery, but one with little new job creation, as the unemployment rate jumped from 4.9% in October 2001 to 5.6% at period-end.(1) Meanwhile, the federal budget deficit surged as new military and government initiatives were put into place following the events of September 11, and worldwide demand for U.S. goods and services slowed.

As would be expected, the economic malaise forced many corporations to cautiously reduce earnings estimates and warn of possible tough times ahead as profit margins dwindled. Along the way, expansions and equipment upgrades were delayed, operations were revamped to run leaner, and the excess overhead and inventories of the late



Shareholder Letter ..............  1

Fund Reports

 Franklin DynaTech Fund .........  5

 Franklin Growth Fund ........... 12

 Franklin Income Fund ........... 19

 Franklin U.S. Government
Securities Fund ................. 27

 Franklin Utilities Fund ........ 35

Financial Highlights &
Statements of Investments ....... 41

Financial Statements ............ 73

Notes to Financial Statements ... 79

Independent Auditors' Report .... 88

Tax Designation ................. 89

Board Members and Officers ...... 90



1. Source: Bureau of Labor Statistics.

1990s' boom were brought under control. Other companies came into the spotlight for entirely different, yet more troubling reasons: accounting fraud and CEO improprieties. The list of corporate giants caught in scandal grew quite long and included Enron, Arthur Andersen, WorldCom, Xerox, Merrill Lynch, Qwest, Tyco, Halliburton, Adelphia Communications and Global Crossing. Although finding and prosecuting the culprits offered some solace, the revelations left a stain on corporate America's identity and investor confidence, and contributed greatly to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, the seeds were sown for a gyrating, disappointing stock market year. Investors gained some confidence in the spring and early summer, inciting short-lived rallies. But by the end of September this sentiment deteriorated drastically, with all three major indexes touching multi-year lows. For the 12 months ended September 30, 2002, the Nasdaq Composite Index, Dow Jones Industrial Average and Standard & Poor's 500 Composite Index (S&P 500) posted losses of 20.86%, 12.50% and 20.47%, respectively.(2)


POCKETS OF STRENGTH
The economy and financial markets exhibited areas of resiliency during the 12-month period. The Federal Reserve Board (the Fed), after making aggressive cuts to the federal funds target rate to keep the economy on track in the aftermath of September 11, elected to keep it unchanged at 1.75% through September 2002. Low interest rates fueled strong automobile sales and set off a huge wave of mortgage refinancings, putting more cash into consumers' hands and keeping the housing and related industries vibrant. Wages rose at an annual rate of 3.2% and inflation remained low, so real incomes grew for most people.(3) Consumer spending, further bolstered by recently enacted tax cuts, has underpinned the fragile economic recovery so far, but consumer debt rose, and confidence began to dip.

As stocks fell, interest rates moved lower, aiding most types of bonds. The yield on the U.S. Treasury's 10-year note ended at 3.63%, the lowest 10-year yield since 1958. Investors flocked to the perceived safety of the fixed income markets, allowing Treasuries, municipal issuance and investment-grade corporate bonds to perform solidly. High yield bonds were the exception as they tend to trade more on company fundamentals than on interest rate moves.



2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
3. Source: U.S Dept. of Labor, 10/31/02.

GUARDED OPTIMISM, HEIGHTENED VIGILANCE
The good news is that many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again and the hard lessons of corporate accountability have been learned. We hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reality and sustainability. Less encouragingly, consumers continue to shoulder the burden of carrying the economy as businesses remain on the sideline and most economic indicators are still in the doldrums. Additionally, any news of armed conflict will almost surely strain the economy in the short term. The uncertainties this brings are apt to limit investor enthusiasm in the coming months.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

In addition to maintaining our rigorous standards for securities analysis that we have honed over the past 50 years, we have heightened some aspects of our company evaluation methods in light of recent corporate governance issues. Some of the actions we have implemented include:

o Strengthening interaction between the Franklin equity research group and the high yield department, an area extremely in tune with evaluating risk.

o Looking more carefully at companies that have grown through acquisitions, as well as increased scrutiny of executive compensation -- two areas that have raised warning flags for aggressive accounting.

o Increasing our focus on cash flow generation, a number that should be more difficult for companies to manipulate than Generally Accepted Accounting Principles (GAAP) earnings.


                                                                               3
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--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.
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We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support the legislation and measures we believe are in the best interest of our investors and shareholders.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/S/ CHARLES B. JOHNSON
Charles B. Johnson
President
Franklin Custodian Funds, Inc.


4

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FRANKLIN DYNATECH FUND





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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

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YOUR FUND'S GOAL: FRANKLIN DYNATECH FUND SEEKS CAPITAL APPRECIATION BY INVESTING
MOST OF ITS ASSETS IN COMPANIES EMPHASIZING SCIENTIFIC AND TECHNOLOGICAL DEVELOPMENT.
--------------------------------------------------------------------------------


During the fiscal year ended September 30, 2002, U.S. economic growth turned positive but mixed in strength. The economy, after growing solidly in the first two quarters of the Fund's fiscal year, decelerated markedly, raising uncertainty around the strength and duration of an economic recovery. Fears about a "double-dip" recession, continuing weak corporate profits, soft employment figures and geopolitical uncertainty weighed on investors' minds and the markets. The Federal Reserve Board (the Fed), which had been aggressive in trying to stimulate the economy during 2001, lowered the federal funds target rate from 3.0% at the beginning of the reporting period to 1.75% by the end of 2001. The Fed kept the rate at 1.75% through the end of the reporting period.

The mixed economic backdrop combined with Middle East tension and other geopolitical uncertainties contributed to negative returns for broader U.S. equity markets. During the 12-month period ended September 30, 2002, the Standard & Poor's 500 Composite Index (S&P 500) returned -20.47%.(1) The technology sector continued to decline more than the broader market as reflected in the Fund's benchmark, the Nasdaq 100 Index, which returned -28.75% over the same time period.(2) Many corporations reduced the amount of money spent on technology investments as they focused on short-term profitability and cost-cutting measures. This in turn pressured technology companies' revenue and earnings in the short term and caused concern over the long-term growth rates and viability for many companies in the sector. Within this



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance and includes reinvested dividends.

2. Source: Standard & Poor's Micropal. The Nasdaq 100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends.
The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
9/30/02

                  % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
------------------------------

Packaged Software         6.3%

Semiconductors            6.0%

Pharmaceuticals           5.4%

Biotechnology             3.8%

Information Technology
Services                  3.3%

Medical Specialties       3.0%

Telecommunications
Equipment                 2.4%

Electronic Production
Equipment                 2.4%

Computer Processing
Hardware                  2.1%

Managed Health Care       1.9%

Recreational Products     1.8%

Data Processing Services  1.7%

Air Freight & Couriers    1.7%

Multi-Line Insurance      1.5%

Computer Communications   1.5%

Broadcasting              1.5%

Computer Peripherals      1.4%

Electronic Equipment &
Instruments               1.4%

Other Consumer Services   1.3%

Electronics & Appliances  1.3%

Cable & Satellite TV      1.0%

Other                     5.3%

Short-Term Investments &
Other Net Assets         42.0%



environment, Franklin DynaTech Fund - Class A shares posted a -16.83% cumulative total return for the 12 months ended September 30, 2002, as shown in the Performance Summary beginning on page 8. Although the Fund's returns were weak, the Fund's Class A shares performed well compared with the -34.13% return of the Lipper Science and Technology Funds Average.(3)

Although the reporting period saw a more severe decline in capital spending for technology goods and services than normal economic cycles have historically produced, we remain optimistic about innovation, potential long-term productivity gains, and advances through technology. Furthermore, although this has been a painful experience for many investors, we are seeing some very high-quality companies trading at historically low valuations, which in our opinion represent attractive long-term investments.

During the reporting period, we continued to position the portfolio toward market-leading companies with compelling valuations, potential for market leadership, and unique products or services. We added several new investments to the portfolio including semiconductor capital equipment companies KLA-Tencor, Varian Semiconductor Equipment and Novellus Systems. We also purchased shares of Paychex Corporation, a top provider of payroll and other human resources processes. We bought shares of leading media company Clear Channel Communications and major cable company Comcast. In our opinion, these companies continue to improve their competitive positioning within their respective industries and offer solid long-term stock performance. In addition to these new purchases, we added to some of our existing investments that we believe should prosper as the economy and technology investment improve.

During the 12-month reporting period, we sold securities of companies that no longer met our investment criteria or had, in our opinion, significant downside risk, including several companies in the technology services industry we felt had deteriorating fundamentals, such as i2 Technologies, Inktomi, SpeechWorks and VERITAS Software. We also liquidated holdings in the telecommunications and telecommunications equipment sectors, as those industries felt the impact of overinvestment and excess capacity. Companies we sold within these sectors included Nortel, Lucent, Juniper, Corning, Equant, Agere, Sprint, Vodafone, WorldCom and TeleCorp PCS.



3. Source: Lipper Inc. As of 9/30/02, the Lipper Science and Technology Funds Average consisted of 387 funds. The Lipper average does not include sales charges. Fund performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

The Fund's relatively large cash position helped to mitigate the technology downturn's overall impact on performance. Going forward, these funds will allow us to increase and purchase new holdings for the Fund's portfolio when we find investments with attractive risk/reward profiles. Despite the prolonged technology downturn, uncertain outlook for the economy and geopolitical environment, we remain committed to and focused on our strategy of investing in premier companies that are industry leaders with competitive advantages that offer long-term growth potential. We are optimistic that this strategy combined with identifying trends early and buying companies with attractive valuations will provide our shareholders with above average performance and reduced market risk. We are encouraged that valuations are closer to historical norms as we continue to selectively purchase holdings for the Fund's portfolio.

Thank you for your support and interest in Franklin DynaTech Fund.






/S/ RUPERT H. JOHNSON, JR.
Rupert H. Johnson, Jr.





/S/ ROBERT R. DEAN, CFA
Robert R. Dean, CFA

Portfolio Management Team
Franklin DynaTech Fund


TOP 10 HOLDINGS
Franklin DynaTech Fund
9/30/02

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
----------------------------

Microsoft Corp.         4.0%
PACKAGED SOFTWARE

Intel Corp.             3.3%
SEMICONDUCTORS

Pfizer Inc.             2.6%
PHARMACEUTICALS

International Business
Machines Corp.          2.4%
INFORMATION TECHNOLOGY
SERVICES

Intuit Inc.             1.9%
PACKAGED SOFTWARE

UnitedHealth Group Inc. 1.9%
MANAGED HEALTH CARE

Electronic Arts Inc.    1.8%
RECREATIONAL PRODUCTS

Genentech Inc.          1.7%
BIOTECHNOLOGY

Amgen Inc.              1.6%
BIOTECHNOLOGY

American International
Group Inc.              1.5%
MULTI-LINE INSURANCE



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN DYNATECH FUND


PERFORMANCE SUMMARY AS OF 9/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        9/30/02    9/30/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  -$3.39        $15.37     $18.76

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                        $0.3084

CLASS B                                CHANGE        9/30/02    9/30/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  -$3.38        $15.19     $18.57

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                        $0.1708

CLASS C                                CHANGE        9/30/02    9/30/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  -$3.31        $15.03     $18.34

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                        $0.1402


              Past performance does not guarantee future results.
8

PERFORMANCE


CLASS A                                       1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------
Cumulative Total Return(1)                    -16.83%  -5.22%  +125.69%
Average Annual Total Return(2)                -21.60%  -2.23%    +7.84%
Value of $10,000 Investment(3)                $7,840   $8,932   $21,275

                                                              INCEPTION
CLASS B                                                1-YEAR  (2/1/00)
-----------------------------------------------------------------------
Cumulative Total Return(1)                             -17.51%  -44.24%
Average Annual Total Return(2)                         -20.79%  -20.56%
Value of $10,000 Investment(3)                          $7,921  $5,414
                                                              INCEPTION
CLASS C                                       1-YEAR   5-YEAR (9/16/96)
-----------------------------------------------------------------------
Cumulative Total Return(1)                    -17.48%  -8.94%   +25.54%
Average Annual Total Return(2)                -19.13%  -2.05%    +3.66%
Value of $10,000 Investment(3)                $8,087   $9,018   $12,427


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).



--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
CLASS A                   9/30/02
---------------------------------
1-Year                    -21.60%

5-Year                     -2.23%

10-Year                    +7.84%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                   9/30/02
---------------------------------

1-Year                    -20.79%

Since Inception (2/1/00)  -20.56%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE INDEXES INCLUDE ARE UNMANAGED. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A (10/1/92-9/30/02)

DATE     FRANKLIN DYNATECH FUND  S&P 500(4)  NASDAQ 100 INDEX(4)
10/1/92         $9,427            $10,000         $10,000
10/31/92        $9,498            $10,034         $10,510
11/30/92        $9,806            $10,375         $11,207
12/31/92        $10,062           $10,503         $11,502
1/31/93         $10,209           $10,591         $11,833
2/28/93         $10,094           $10,735         $11,213
3/31/93         $10,293           $10,962         $11,477
4/30/93         $10,083           $10,696         $10,855
5/31/93         $10,586           $10,982         $11,755
6/30/93         $10,450           $11,014         $11,692
7/31/93         $10,241           $10,970         $11,268
8/31/93         $10,649           $11,385         $11,901
9/30/93         $10,786           $11,298         $12,222
10/31/93        $10,828           $11,532         $12,486
11/30/93        $10,670           $11,422         $12,351
12/31/93        $10,810           $11,560         $12,719
1/31/94         $11,080           $11,953         $13,222
2/28/94         $11,046           $11,629         $13,163
3/31/94         $10,742           $11,123         $12,230
4/30/94         $10,573           $11,266         $11,919
5/31/94         $10,720           $11,450         $12,098
6/30/94         $10,325           $11,169         $11,505
7/31/94         $10,652           $11,535         $11,821
8/31/94         $11,294           $12,007         $12,706
9/30/94         $11,103           $11,714         $12,576
10/31/94        $11,565           $11,977         $13,189
11/30/94        $11,351           $11,541         $12,926
12/31/94        $11,373           $11,711         $12,908
1/31/95         $11,476           $12,015         $12,942
2/28/95         $11,786           $12,482         $13,809
3/31/95         $12,050           $12,850         $14,277
4/30/95         $12,544           $13,228         $14,992
5/31/95         $12,911           $13,756         $15,585
6/30/95         $13,921           $14,075         $17,179
7/31/95         $14,552           $14,541         $18,163
8/31/95         $14,391           $14,577         $18,416
9/30/95         $14,667           $15,192         $18,681
10/31/95        $14,954           $15,138         $19,118
11/30/95        $14,747           $15,801         $18,956
12/31/95        $14,345           $16,106         $18,396
1/31/96         $14,356           $16,653         $18,895
2/29/96         $14,864           $16,808         $19,885
3/31/96         $14,569           $16,970         $19,466
4/30/96         $15,760           $17,219         $21,287
5/31/96         $16,326           $17,662         $22,107
6/30/96         $15,807           $17,729         $21,625
7/31/96         $14,864           $16,945         $20,306
8/31/96         $15,406           $17,303         $21,185
9/30/96         $16,551           $18,275         $23,547
10/31/96        $16,857           $18,779         $24,009
11/30/96        $18,473           $20,197         $26,628
12/31/96        $18,475           $19,797         $26,224
1/31/97         $19,847           $21,033         $29,423
2/28/97         $18,730           $21,199         $27,154
3/31/97         $18,256           $20,330         $25,449
4/30/97         $19,070           $21,541         $27,930
5/31/97         $20,139           $22,851         $30,617
6/30/97         $20,321           $23,875         $30,568
7/31/97         $22,301           $25,773         $35,349
8/31/97         $21,900           $24,330         $34,299
9/30/97         $22,447           $25,660         $35,033
10/31/97        $21,342           $24,803         $32,556
11/30/97        $21,572           $25,952         $33,543
12/31/97        $21,177           $26,398         $31,638
1/31/98         $21,903           $26,689         $34,203
2/28/98         $22,875           $28,613         $38,130
3/31/98         $22,979           $30,078         $38,976
4/30/98         $23,420           $30,382         $39,853
5/31/98         $22,590           $29,859         $38,064
6/30/98         $23,692           $31,071         $42,704
7/31/98         $23,809           $30,742         $43,981
8/31/98         $21,630           $26,303         $36,416
9/30/98         $23,135           $27,989         $42,967
10/31/98        $23,770           $30,264         $44,725
11/30/98        $25,235           $32,098         $49,752
12/31/98        $26,966           $33,947         $58,633
1/31/99         $29,067           $35,366         $67,932
2/28/99         $27,728           $34,266         $61,485
3/31/99         $28,634           $35,637         $67,271
4/30/99         $28,713           $37,016         $68,226
5/31/99         $28,240           $36,142         $66,732
6/30/99         $29,684           $38,148         $73,345
7/31/99         $29,658           $36,958         $72,516
8/31/99         $30,485           $36,773         $76,541
9/30/99         $30,341           $35,766         $76,893
10/31/99        $31,575           $38,030         $84,221
11/30/99        $33,439           $38,802         $94,731
12/31/99        $36,994           $41,087         $118,395
1/31/00         $37,367           $39,025         $113,991
2/29/00         $40,658           $38,287         $136,242
3/31/00         $41,071           $42,031         $140,425
4/30/00         $38,846           $40,766         $120,484
5/31/00         $36,981           $39,931         $106,147
6/30/00         $39,259           $40,917         $120,190
7/31/00         $38,566           $40,279         $115,262
8/31/00         $41,364           $42,780         $130,212
9/30/00         $38,100           $40,521         $114,026
10/31/00        $37,127           $40,351         $104,825
11/30/00        $33,171           $37,171         $80,054
12/31/00        $32,467           $37,353         $74,787
1/31/01         $34,104           $38,679         $82,812
2/28/01         $29,986           $35,156         $60,949
3/31/01         $28,226           $32,930         $50,247
4/30/01         $30,067           $35,486         $59,251
5/31/01         $29,604           $35,724         $57,485
6/30/01         $29,386           $34,855         $58,537
7/31/01         $28,458           $34,514         $53,772
8/31/01         $27,299           $32,357         $46,938
9/30/01         $25,581           $29,746         $37,315
10/31/01        $26,754           $30,314         $43,588
11/30/01        $28,417           $32,639         $50,976
12/31/01        $28,210           $32,926         $50,370
1/31/02         $27,989           $32,445         $49,514
2/28/02         $26,674           $31,819         $43,413
3/31/02         $27,490           $33,015         $46,405
4/30/02         $26,009           $31,015         $40,790
5/31/02         $25,677           $30,788         $38,595
6/30/02         $24,085           $28,596         $33,582
7/31/02         $22,840           $26,369         $30,731
8/31/02         $22,743           $26,540         $30,101
9/30/02         $21,275           $23,658         $26,591



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS B (2/1/00-9/30/02)

DATE     FRANKLIN DYNATECH FUND  S&P 500(4)     NASDAQ 100 INDEX(4)
2/1/00          $10,000           $10,000            $10,000
2/29/00         $10,870           $9,811             $11,952
3/31/00         $10,973           $10,771            $12,319
4/30/00         $10,374           $10,446            $10,570
5/31/00         $9,868            $10,232            $9,312
6/30/00         $10,471           $10,485            $10,544
7/31/00         $10,278           $10,321            $10,112
8/31/00         $11,020           $10,962            $11,423
9/30/00         $10,146           $10,383            $10,003
10/31/00        $9,879            $10,340            $9,196
11/30/00        $8,824            $9,525             $7,023
12/31/00        $8,624            $9,572             $6,561
1/31/01         $9,053            $9,912             $7,265
2/28/01         $7,958            $9,009             $5,347
3/31/01         $7,488            $8,438             $4,408
4/30/01         $7,968            $9,093             $5,198
5/31/01         $7,841            $9,154             $5,043
6/30/01         $7,779            $8,932             $5,135
7/31/01         $7,528            $8,844             $4,717
8/31/01         $7,219            $8,291             $4,118
9/30/01         $6,760            $7,622             $3,274
10/31/01        $7,062            $7,768             $3,824
11/30/01        $7,499            $8,364             $4,472
12/31/01        $7,437            $8,437             $4,419
1/31/02         $7,378            $8,314             $4,344
2/28/02         $7,026            $8,154             $3,808
3/31/02         $7,239            $8,460             $4,071
4/30/02         $6,842            $7,947             $3,578
5/31/02         $6,751            $7,889             $3,386
6/30/02         $6,329            $7,328             $2,946
7/31/02         $5,995            $6,757             $2,696
8/31/02         $5,969            $6,801             $2,641
9/30/02         $5,414            $6,062             $2,333

              Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS C (9/16/96-9/30/02)

DATE     FRANKLIN DYNATECH FUND    S&P 500(4)  NASDAQ 100 INDEX(4)
9/16/96        $9,899               $10,000        $10,000
9/30/96        $10,159              $10,262        $10,520
10/31/96       $10,333              $10,545        $10,726
11/30/96       $11,318              $11,341        $11,896
12/31/96       $11,312              $11,117        $11,716
1/31/97        $12,155              $11,811        $13,145
2/28/97        $11,461              $11,904        $12,131
3/31/97        $11,163              $11,416        $11,370
4/30/97        $11,648              $12,096        $12,478
5/31/97        $12,289              $12,832        $13,678
6/30/97        $12,386              $13,406        $13,657
7/31/97        $13,587              $14,472        $15,793
8/31/97        $13,326              $13,662        $15,323
9/30/97        $13,646              $14,409        $15,651
10/31/97       $12,968              $13,928        $14,545
11/30/97       $13,095              $14,573        $14,986
12/31/97       $12,843              $14,823        $14,134
1/31/98        $13,256              $14,986        $15,281
2/28/98        $13,836              $16,067        $17,035
3/31/98        $13,892              $16,890        $17,413
4/30/98        $14,154              $17,060        $17,805
5/31/98        $13,638              $16,767        $17,005
6/30/98        $14,297              $17,447        $19,078
7/31/98        $14,352              $17,263        $19,649
8/31/98        $13,034              $14,770        $16,269
9/30/98        $13,923              $15,717        $19,196
10/31/98       $14,297              $16,994        $19,981
11/30/98       $15,170              $18,024        $22,227
12/31/98       $16,198              $19,062        $26,195
1/31/99        $17,447              $19,859        $30,349
2/28/99        $16,638              $19,242        $27,469
3/31/99        $17,167              $20,011        $30,054
4/30/99        $17,207              $20,786        $30,481
5/31/99        $16,919              $20,295        $29,813
6/30/99        $17,767              $21,421        $32,767
7/31/99        $17,743              $20,753        $32,397
8/31/99        $18,224              $20,649        $34,195
9/30/99        $18,128              $20,084        $34,353
10/31/99       $18,848              $21,355        $37,626
11/30/99       $19,953              $21,788        $42,322
12/31/99       $22,062              $23,072        $52,894
1/31/00        $22,272              $21,913        $50,926
2/29/00        $24,221              $21,499        $60,867
3/31/00        $24,447              $23,602        $62,736
4/30/00        $23,113              $22,892        $53,827
5/31/00        $21,981              $22,422        $47,422
6/30/00        $23,331              $22,976        $53,696
7/31/00        $22,903              $22,618        $51,494
8/31/00        $24,544              $24,022        $58,173
9/30/00        $22,596              $22,754        $50,942
10/31/00       $22,006              $22,658        $46,831
11/30/00       $19,653              $20,873        $35,765
12/31/00       $19,213              $20,975        $33,412
1/31/01        $20,174              $21,720        $36,997
2/28/01        $17,727              $19,741        $27,230
3/31/01        $16,684              $18,491        $22,448
4/30/01        $17,760              $19,926        $26,471
5/31/01        $17,473              $20,060        $25,682
6/30/01        $17,333              $19,572        $26,152
7/31/01        $16,775              $19,381        $24,023
8/31/01        $16,077              $18,169        $20,970
9/30/01        $15,059              $16,703        $16,671
10/31/01       $15,740              $17,022        $19,473
11/30/01       $16,709              $18,328        $22,774
12/31/01       $16,569              $18,489        $22,503
1/31/02        $16,437              $18,219        $22,121
2/28/02        $15,660              $17,867        $19,395
3/31/02        $16,123              $18,539        $20,732
4/30/02        $15,246              $17,416        $18,223
5/31/02        $15,040              $17,289        $17,243
6/30/02        $14,097              $16,058        $15,003
7/31/02        $13,361              $14,807        $13,729
8/31/02        $13,295              $14,903        $13,448
9/30/02        $12,427              $13,285        $11,880

AVERAGE ANNUAL TOTAL RETURN
CLASS C                          9/30/02
----------------------------------------

1-Year                           -19.13%

5-Year                            -2.05%

Since Inception (9/16/96)         +3.66%


4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance and includes reinvested dividends. The Hambrecht & Quist Technology Index, shown in previous reports, is no longer available. The Nasdaq 100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. Past performance does not guarantee future results.


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income


FRANKLIN GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING MOST OF ITS ASSETS IN COMMON STOCKS OR CONVERTIBLE SECURITIES BELIEVED TO OFFER FAVORABLE POSSIBILITIES FOR CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

Considering the circumstances and lingering questions surrounding terrorism, world politics and the ongoing recessionary struggles at home, we believe the U.S. economy performed reasonably well during the year under review. Evidence of a recovery in the business cycle appeared, but the trends were uneven and relatively half-hearted. The Federal Reserve Board (the Fed) believed moderate growth was occurring by period-end and therefore expressed no need to provide additional stimulus. However, by maintaining their easing bias, the Fed recognized the possibility that conditions could deteriorate and stood ready to respond with further rate cuts.

The U.S. stock markets performed very poorly during the Fund's fiscal year. There were rallies, but the declines broadened under the strains of September 11 and military action in Afghanistan, uncertainty about war with Iraq, increasingly tense diplomatic relations, depressed earnings from many U.S. businesses and ongoing revelations of corporate malfeasance. Another major factor in the equity markets' recent malaise, we believe, was that stocks became too richly valued on a historical basis in the late 1990s, and have yet to recover from the bear market created by the "new economy" stocks' implosion that extended to most sectors. Within this difficult environment, Franklin Growth Fund - Class A posted a -20.35% cumulative total return for the year ended September 30, 2002, as shown in the Performance Summary beginning on page 15. Although disappointing, the Fund fared slightly better than the benchmark Standard & Poor's 500 Composite Index's (S&P 500's) -20.47% return during the same period.(1)




1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 49.

PORTFOLIO BREAKDOWN
Franklin Growth Fund
9/30/02

                        % OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------

Health Technology            21.8%

Producer Manufacturing       18.8%

Electronic Technology        17.9%

Technology Services           7.9%

Consumer Services             4.4%

Commercial Services           4.3%

Consumer Non-Durables         4.1%

Transportation                4.1%

Process Industries            3.2%

Distribution Services         3.2%

Consumer Durables             2.7%

Energy Minerals               2.3%

Industrial Services           2.1%

Retail Trade                  1.5%

Health Services               0.5%

Finance                       0.4%

Communications                0.3%

Short-Term Investments
& Other Net Assets            0.5%

As the Fund's fiscal year began, we endured a very unsuccessful foray into beaten-down technology stocks, investing in the sector prematurely. What we originally believed was a bottom level for technology stocks turned out to be an interim stop on the way to further lows. We have always held technology-oriented stocks in the Fund, and although they hurt us in 2000 and 2001, we feel they did substantial damage during the 12 months under review. One of our most disappointing technology-related issues, PerkinElmer, fell 79% as telecommunications, industrial and medical industry demand for its scientific and analytical instruments dropped substantially.

We were also disappointed with the Fund's large stake in pharmaceutical stocks. Of these, Elan, a drug and drug-delivery systems developer, was one of our worst performers, down almost 96% for the 12 months ended September 30, 2002. Uncertainty and debate surrounding high prescription drug prices for the elderly, as well as dwindling new-product pipelines, were two major strikes against drug company stocks during the reporting period. Most of the time, we believe, pharmaceutical companies are solid investments, but not this year. A situation like this occurred in the early 1990s, and then these stocks went on to new highs. We believe they hold the potential to improve similarly this time around, perhaps in 2003.

Airlines were severely impacted by the recession and September 11 fallout. The stock prices in our U.S. Airways and United Airlines positions fell roughly 88% each during the year under review. They felt the sting of severely curtailed travel while at the same time implementing new security procedures and keeping ticket prices competitive to lure wary flyers back to the skies. Although we believe airlines could rebound with some restructuring over the long term, we were still inclined to sell most of our holdings, and by period-end only a small percentage of the Fund's total net assets were in airlines. All things considered, none of the sectors represented in the Fund were strong. Our portfolio was particularly sensitive to short-term operating results, which by most accounts were quite depressed, as investors typically punished any stock with earnings disappointments.

There were, however, a few bright spots this year, and we found what we believed were some good values that came alive. For example, the stock of housing goods manufacturer RPM rose 54% as the housing boom continued and do-it-yourselfers snapped up home improvement products. Our stake in Lockheed Martin appreciated 49% as the U.S. government funneled large sums of money into defense contractors under the pretense of increased military operations. Finally, PC maker Dell Computer's lean business model helped its sales and industry reputation improve, contributing to the stock's nearly 27% gain.

TOP 10 HOLDINGS
Franklin Growth Fund
9/30/02

COMPANY                % OF TOTAL
SECTOR/INDUSTRY        NET ASSETS
---------------------------------

Northrop Grumman Corp.       3.9%
ELECTRONIC TECHNOLOGY

Pfizer Inc.                  3.7%
HEALTH TECHNOLOGY

Johnson & Johnson            3.4%
HEALTH TECHNOLOGY

Minnesota Mining &
Manufacturing Co.            2.8%
PRODUCER MANUFACTURING

General Dynamics Corp.       2.6%
ELECTRONIC TECHNOLOGY

Amgen Inc.                   2.5%
HEALTH TECHNOLOGY

Schering-Plough Corp.        2.4%
HEALTH TECHNOLOGY

Boeing Co.                   2.2%
ELECTRONIC TECHNOLOGY

International Business
Machines                     2.1%
TECHNOLOGY SERVICES

Lockheed Martin Corp.        2.0%
ELECTRONIC TECHNOLOGY

The Fund's top 10 positions represented 27.6% of total net assets at year-end, up from 25.3% at the same point in 2001. Pfizer, among other health technology companies that once again appear in our top 10 holdings, holds its prominence because we remain optimistic on pharmaceuticals as a solid long-term investment. There were two newcomers to the top 10 during the year under review, Lockheed Martin and Minnesota Mining & Manufacturing, both of which were in our top 10 in years past.

Looking forward, we are hopeful for a better fiscal year to come for Franklin Growth Fund. Stock prices are at multi-year lows, presenting opportunities for investors seeking values. At period-end, we were seeing stocks in all stages: a few too high-priced, many reasonable and some very cheap and undervalued, in our opinion. If there is success in the war on terrorism and a favorable resolution of Middle East problems, such stability could enable a much better stock market in 2003. Overall, we remain confident that Franklin Growth Fund, with its diverse collection of companies across a number of different industries, is well-positioned to benefit from any upswing and should perform solidly in an improving economic environment.



/S/ V. JERRY PALMIERI
V. Jerry Palmieri
Portfolio Manager




--------------------------------------------------------------------------------

This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY AS OF 9/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE   9/30/02   9/30/01
---------------------------------------------------------------
Net Asset Value (NAV)               -$5.80    $22.01    $27.81

Distributions (10/1/01-9/30/02)
Dividend Income                     $0.1550
Long-Term Capital Gain              $0.0452
                                    -------
   Total                            $0.2002


CLASS B                             CHANGE   9/30/02  9/30/01
---------------------------------------------------------------
Net Asset Value (NAV)               -$5.77    $21.69    $27.46

Distributions (10/1/01-9/30/02)
Long-Term Capital Gain              $0.0452


CLASS C                             CHANGE   9/30/02  9/30/01
---------------------------------------------------------------
Net Asset Value (NAV)               -$5.73    $21.51    $27.24

Distributions (10/1/01-9/30/02)
Long-Term Capital Gain              $0.0452


CLASS R                             CHANGE   9/30/02    1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)               -$9.61    $21.98    $31.59


ADVISOR CLASS                       CHANGE   9/30/02  9/30/01
---------------------------------------------------------------
Net Asset Value (NAV)               -$5.81    $22.05    $27.86

Distributions (10/1/01-9/30/02)
Dividend Income                     $0.2365
Long-Term Capital Gain              $0.0452
                                    -------
   Total                            $0.2817

Franklin Growth Fund paid distributions derived from long-term capital gains of
4.52 cents ($0.0452) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares. Class C:
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.59% and +1.61%.

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Performance

Class A                                       1-Year       5-Year      10-Year
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -20.35%      -7.25%      +100.50%
Average Annual Total Return(2)                -24.93%      -2.65%        +6.57%
Value of $10,000 Investment(3)                 $7,507      $8,742      $18,892

                                                                      INCEPTION
Class B                                       1-Year       3-Year      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -20.90%      -29.35%     -25.80%
Average Annual Total Return(2)                -24.06%      -11.77%      -8.35%
Value of $10,000 Investment(3)                 $7,594      $6,868       $7,213

                                                                      INCEPTION
Class C                                       1-Year       5-Year      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -20.92%      -10.68%     +45.88%
Average Annual Total Return(2)                -22.50%      -2.43%       +5.08%
Value of $10,000 Investment(3)                 $7,750      $8,843      $14,442

                                                                      INCEPTION
Class R                                                                (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                             -30.42%
Aggregate Total Return(4)                                              -31.12%
Value of $10,000 Investment(3)                                          $6,888

Advisor Class(5)                              1-Year      5-Year       10-Year
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -20.14%      -6.13%      +104.89%
Average Annual Total Return(2)                -20.14%      -1.26%       +7.44%
Value of $10,000 Investment(3)                 $7,986      $9,387      $20,489


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A (10/1/92-9/30/02)

                        FRANKLIN
                      GROWTH FUND -
        DATE             CLASS A        S&P 500
        ----             -------        -------
       10/1/92           $9,422         $10,000
      10/31/92           $9,539         $10,034
      11/30/92           $9,766         $10,375
      12/31/92           $9,896         $10,503
       1/31/93           $9,791         $10,591
       2/28/93           $9,658         $10,735
       3/31/93           $9,805         $10,962
       4/30/93           $9,833         $10,696
       5/31/93           $10,078        $10,982
       6/30/93           $9,868         $11,014
       7/31/93           $9,749         $10,970
       8/31/93           $10,085        $11,385
       9/30/93           $9,980         $11,298
      10/31/93           $10,288        $11,532
      11/30/93           $10,309        $11,422
      12/31/93           $10,599        $11,560
       1/31/94           $10,750        $11,953
       2/28/94           $10,427        $11,629
       3/31/94           $9,909         $11,123
       4/30/94           $10,118        $11,266
       5/31/94           $10,290        $11,450
       6/30/94           $10,211        $11,169
       7/31/94           $10,499        $11,535
       8/31/94           $11,037        $12,007
       9/30/94           $10,750        $11,714
      10/31/94           $10,973        $11,977
      11/30/94           $10,685        $11,541
      12/31/94           $10,909        $11,711
       1/31/95           $11,076        $12,015
       2/28/95           $11,527        $12,482
       3/31/95           $11,934        $12,850
       4/30/95           $12,276        $13,228
       5/31/95           $12,545        $13,756
       6/30/95           $13,032        $14,075
       7/31/95           $13,679        $14,541
       8/31/95           $13,657        $14,577
       9/30/95           $14,094        $15,192
      10/31/95           $14,174        $15,138
      11/30/95           $14,974        $15,801
      12/31/95           $15,098        $16,106
       1/31/96           $15,534        $16,653
       2/29/96           $15,866        $16,808
       3/31/96           $15,925        $16,970
       4/30/96           $16,250        $17,219
       5/31/96           $16,560        $17,662
       6/30/96           $16,442        $17,729
       7/31/96           $15,593        $16,945
       8/31/96           $16,029        $17,303
       9/30/96           $16,871        $18,275
      10/31/96           $16,915        $18,779
      11/30/96           $17,979        $20,197
      12/31/96           $17,617        $19,797
       1/31/97           $18,060        $21,033
       2/28/97           $18,098        $21,199
       3/31/97           $17,647        $20,330
       4/30/97           $18,279        $21,541
       5/31/97           $19,286        $22,851
       6/30/97           $19,647        $23,875
       7/31/97           $20,429        $25,773
       8/31/97           $19,745        $24,330
       9/30/97           $20,369        $25,660
      10/31/97           $20,196        $24,803
      11/30/97           $20,655        $25,952
      12/31/97           $20,894        $26,398
       1/31/98           $21,110        $26,689
       2/28/98           $21,997        $28,613
       3/31/98           $22,475        $30,078
       4/30/98           $22,776        $30,382
       5/31/98           $22,452        $29,859
       6/30/98           $22,877        $31,071
       7/31/98           $22,792        $30,742
       8/31/98           $20,871        $26,303
       9/30/98           $22,044        $27,989
      10/31/98           $23,401        $30,264
      11/30/98           $24,242        $32,098
      12/31/98           $24,764        $33,947
       1/31/99           $25,198        $35,366
       2/28/99           $24,930        $34,266
       3/31/99           $25,607        $35,637
       4/30/99           $26,442        $37,016
       5/31/99           $26,119        $36,142
       6/30/99           $27,213        $38,148
       7/31/99           $26,772        $36,958
       8/31/99           $26,883        $36,773
       9/30/99           $26,150        $35,766
      10/31/99           $26,576        $38,030
      11/30/99           $26,914        $38,802
      12/31/99           $27,783        $41,087
       1/31/00           $27,550        $39,025
       2/29/00           $26,906        $38,287
       3/31/00           $29,247        $42,031
       4/30/00           $29,593        $40,766
       5/31/00           $29,713        $39,931
       6/30/00           $30,132        $40,917
       7/31/00           $29,665        $40,279
       8/31/00           $30,968        $42,780
       9/30/00           $29,689        $40,521
      10/31/00           $30,083        $40,351
      11/30/00           $29,303        $37,171
      12/31/00           $29,875        $37,353
       1/31/01           $30,437        $38,679
       2/28/01           $28,911        $35,156
       3/31/01           $26,770        $32,930
       4/30/01           $28,928        $35,486
       5/31/01           $29,371        $35,724
       6/30/01           $28,024        $34,855
       7/31/01           $27,956        $34,514
       8/31/01           $26,685        $32,357
       9/30/01           $23,717        $29,746
      10/31/01           $24,510        $30,314
      11/30/01           $26,838        $32,639
      12/31/01           $27,046        $32,926
       1/31/02           $26,660        $32,445
       2/28/02           $26,471        $31,819
       3/31/02           $27,389        $33,015
       4/30/02           $25,655        $31,015
       5/31/02           $25,149        $30,788
       6/30/02           $23,252        $28,596
       7/31/02           $21,158        $26,369
       8/31/02           $21,201        $26,540
       9/30/02           $18,892        $23,658



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS B (1/1/99-9/30/02)

                          FRANKLIN
                        GROWTH FUND -
        DATE               CLASS B         S&P 500
        ----               -------         -------
        1/1/99             $10,000         $10,000
        1/31/99            $10,172         $10,418
        2/28/99            $10,057         $10,094
        3/31/99            $10,324         $10,498
        4/30/99            $10,655         $10,904
        5/31/99            $10,515         $10,647
        6/30/99            $10,951         $11,238
        7/31/99            $10,766         $10,887
        8/31/99            $10,804         $10,833
        9/30/99            $10,502         $10,536
       10/31/99            $10,668         $11,203
       11/30/99            $10,792         $11,430
       12/31/99            $11,134         $12,103
        1/31/00            $11,031         $11,496
        2/29/00            $10,771         $11,278
        3/31/00            $11,698         $12,381
        4/30/00            $11,831         $12,009
        5/31/00            $11,873         $11,763
        6/30/00            $12,031         $12,053
        7/31/00            $11,837         $11,865
        8/31/00            $12,352         $12,602
        9/30/00            $11,834         $11,937
       10/31/00            $11,983         $11,886
       11/30/00            $11,665         $10,950
       12/31/00            $11,883         $11,003
        1/31/01            $12,102         $11,394
        2/28/01            $11,491         $10,356
        3/31/01            $10,630          $9,700
        4/30/01            $11,477         $10,453
        5/31/01            $11,648         $10,523
        6/30/01            $11,108         $10,268
        7/31/01            $11,070         $10,167
        8/31/01            $10,565          $9,532
        9/30/01             $9,380          $8,762
       10/31/01             $9,687          $8,930
       11/30/01            $10,609          $9,615
       12/31/01            $10,683          $9,699
        1/31/02            $10,522          $9,558
        2/28/02            $10,444          $9,373
        3/31/02            $10,796          $9,726
        4/30/02            $10,108          $9,136
        5/31/02             $9,903          $9,069
        6/30/02             $9,147          $8,424
        7/31/02             $8,319          $7,768
        8/31/02             $8,333          $7,818
        9/30/02             $7,213          $6,969




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS C (5/1/95-9/30/02)



                         FRANKLIN
                       GROWTH FUND -
        DATE              CLASS C          S&P 500
        ----              -------          -------
       5/1/95              $9,900          $10,000
       5/31/95            $10,135          $10,399
       6/30/95            $10,517          $10,640
       7/31/95            $11,040          $10,992
       8/31/95            $11,011          $11,020
       9/30/95            $11,357          $11,485
      10/31/95            $11,410          $11,444
      11/30/95            $12,051          $11,945
      12/31/95            $12,142          $12,175
       1/31/96            $12,482          $12,589
       2/29/96            $12,744          $12,706
       3/31/96            $12,786          $12,828
       4/30/96            $13,037          $13,017
       5/31/96            $13,281          $13,352
       6/30/96            $13,180          $13,402
       7/31/96            $12,488          $12,810
       8/31/96            $12,828          $13,080
       9/30/96            $13,496          $13,815
      10/31/96            $13,526          $14,197
      11/30/96            $14,367          $15,268
      12/31/96            $14,068          $14,966
       1/31/97            $14,407          $15,900
       2/28/97            $14,431          $16,026
       3/31/97            $14,061          $15,369
       4/30/97            $14,558          $16,285
       5/31/97            $15,351          $17,275
       6/30/97            $15,624          $18,049
       7/31/97            $16,242          $19,483
       8/31/97            $15,678          $18,392
       9/30/97            $16,169          $19,398
      10/31/97            $16,024          $18,750
      11/30/97            $16,375          $19,619
      12/31/97            $16,554          $19,956
       1/31/98            $16,715          $20,176
       2/28/98            $17,407          $21,630
       3/31/98            $17,771          $22,738
       4/30/98            $18,000          $22,967
       5/31/98            $17,734          $22,572
       6/30/98            $18,055          $23,489
       7/31/98            $17,975          $23,240
       8/31/98            $16,455          $19,884
       9/30/98            $17,363          $21,159
      10/31/98            $18,426          $22,879
      11/30/98            $19,068          $24,265
      12/31/98            $19,473          $25,663
       1/31/99            $19,799          $26,736
       2/28/99            $19,573          $25,904
       3/31/99            $20,087          $26,940
       4/30/99            $20,734          $27,983
       5/31/99            $20,470          $27,322
       6/30/99            $21,317          $28,839
       7/31/99            $20,953          $27,939
       8/31/99            $21,028          $27,799
       9/30/99            $20,439          $27,038
      10/31/99            $20,759          $28,749
      11/30/99            $21,010          $29,333
      12/31/99            $21,680          $31,060
       1/31/00            $21,477          $29,501
       2/29/00            $20,967          $28,944
       3/31/00            $22,775          $31,774
       4/30/00            $23,023          $30,818
       5/31/00            $23,106          $30,186
       6/30/00            $23,418          $30,932
       7/31/00            $23,043          $30,449
       8/31/00            $24,042          $32,340
       9/30/00            $23,036          $30,633
      10/31/00            $23,329          $30,504
      11/30/00            $22,705          $28,100
      12/31/00            $23,136          $28,238
       1/31/01            $23,552          $29,240
       2/28/01            $22,365          $26,576
       3/31/01            $20,689          $24,894
       4/30/01            $22,345          $26,826
       5/31/01            $22,673          $27,006
       6/30/01            $21,621          $26,349
       7/31/01            $21,547          $26,091
       8/31/01            $20,562          $24,461
       9/30/01            $18,262          $22,487
      10/31/01            $18,859          $22,916
      11/30/01            $20,642          $24,674
      12/31/01            $20,787          $24,891
       1/31/02            $20,478          $24,527
       2/28/02            $20,323          $24,054
       3/31/02            $21,008          $24,959
       4/30/02            $19,672          $23,446
       5/31/02            $19,269          $23,275
       6/30/02            $17,806          $21,618
       7/31/02            $16,188          $19,934
       8/31/02            $16,214          $20,063
       9/30/02            $14,442          $17,884


Past performance does not guarantee future results.

AGGREGATE TOTAL RETURN(4)

CLASS R                    9/30/02
----------------------------------
Since Inception (1/1/02)   -31.12%


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS R (1/1/92-9/30/02)



                                       FRANKLIN GROWTH
                                        FUND - CLASS R
                     FRANKLIN GROWTH     (FS PERFORM
        DATE          FUND - CLASS R       RETURNS)            S&P 500
        ----          --------------   ---------------         -------
       1/1/02            $10,000                               $10,000
      1/31/02             $9,832            -1.68%             $9,854
      2/28/02             $9,759            -0.74%             $9,664
      3/31/02            $10,098            3.47%              $10,027
      4/30/02             $9,456            -6.36%             $9,420
      5/31/02             $9,266            -2.01%             $9,351
      6/30/02             $8,566            -7.55%             $8,685
      7/31/02             $7,793            -9.02%             $8,008
      8/31/02             $7,806            0.16%              $8,060
      9/30/02             $6,888           -10.87%             $7,185



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)  9/30/02
-------------------------
1-Year            -20.14%

5-Year            -1.26%

10-Year           +7.44%


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

ADVISOR CLASS (10/1/92-9/30/02)(7)

                     FRANKLIN GROWTH
                     FUND - ADVISOR
        DATE              CLASS            S&P 500
        ----         ---------------       -------
      10/1/92            $10,000           $10,000
      10/31/92           $10,124           $10,034
      11/30/92           $10,365           $10,375
      12/31/92           $10,503           $10,503
      1/31/93            $10,391           $10,591
      2/28/93            $10,250           $10,735
      3/31/93            $10,406           $10,962
      4/30/93            $10,436           $10,696
      5/31/93            $10,696           $10,982
      6/30/93            $10,474           $11,014
      7/31/93            $10,347           $10,970
      8/31/93            $10,704           $11,385
      9/30/93            $10,592           $11,298
      10/31/93           $10,920           $11,532
      11/30/93           $10,942           $11,422
      12/31/93           $11,249           $11,560
      1/31/94            $11,409           $11,953
      2/28/94            $11,065           $11,629
      3/31/94            $10,517           $11,123
      4/30/94            $10,737           $11,266
      5/31/94            $10,920           $11,450
      6/30/94            $10,836           $11,169
      7/31/94            $11,140           $11,535
      8/31/94            $11,712           $12,007
      9/30/94            $11,407           $11,714
      10/31/94           $11,643           $11,977
      11/30/94           $11,338           $11,541
      12/31/94           $11,575           $11,711
      1/31/95            $11,752           $12,015
      2/28/95            $12,231           $12,482
      3/31/95            $12,663           $12,850
      4/30/95            $13,025           $13,228
      5/31/95            $13,310           $13,756
      6/30/95            $13,826           $14,075
      7/31/95            $14,514           $14,541
      8/31/95            $14,490           $14,577
      9/30/95            $14,953           $15,192
      10/31/95           $15,038           $15,138
      11/30/95           $15,886           $15,801
      12/31/95           $16,018           $16,106
      1/31/96            $16,481           $16,653
      2/29/96            $16,833           $16,808
      3/31/96            $16,896           $16,970
      4/30/96            $17,240           $17,219
      5/31/96            $17,570           $17,662
      6/30/96            $17,445           $17,729
      7/31/96            $16,543           $16,945
      8/31/96            $17,004           $17,303
      9/30/96            $17,897           $18,275
      10/31/96           $17,944           $18,779
      11/30/96           $19,072           $20,197
      12/31/96           $18,689           $19,797
      1/31/97            $19,317           $21,033
      2/28/97            $19,365           $21,199
      3/31/97            $18,891           $20,330
      4/30/97            $19,567           $21,541
      5/31/97            $20,645           $22,851
      6/30/97            $21,031           $23,875
      7/31/97            $21,877           $25,773
      8/31/97            $21,144           $24,330
      9/30/97            $21,821           $25,660
      10/31/97           $21,635           $24,803
      11/30/97           $22,141           $25,952
      12/31/97           $22,396           $26,398
      1/31/98            $22,636           $26,689
      2/28/98            $23,586           $28,613
      3/31/98            $24,108           $30,078
      4/30/98            $24,431           $30,382
      5/31/98            $24,091           $29,859
      6/30/98            $24,546           $31,071
      7/31/98            $24,463           $30,742
      8/31/98            $22,403           $26,303
      9/30/98            $23,669           $27,989
      10/31/98           $25,132           $30,264
      11/30/98           $26,041           $32,098
      12/31/98           $26,609           $33,947
      1/31/99            $27,083           $35,366
      2/28/99            $26,796           $34,266
      3/31/99            $27,522           $35,637
      4/30/99            $28,419           $37,016
      5/31/99            $28,089           $36,142
      6/30/99            $29,275           $38,148
      7/31/99            $28,800           $36,958
      8/31/99            $28,927           $36,773
      9/30/99            $28,140           $35,766
      10/31/99           $28,605           $38,030
      11/30/99           $28,977           $38,802
      12/31/99           $29,921           $41,087
      1/31/00            $29,670           $39,025
      2/29/00            $28,984           $38,287
      3/31/00            $31,512           $42,031
      4/30/00            $31,884           $40,766
      5/31/00            $32,021           $39,931
      6/30/00            $32,488           $40,917
      7/31/00            $31,985           $40,279
      8/31/00            $33,395           $42,780
      9/30/00            $32,026           $40,521
      10/31/00           $32,458           $40,351
      11/30/00           $31,618           $37,171
      12/31/00           $32,237           $37,353
      1/31/01            $32,853           $38,679
      2/28/01            $31,214           $35,156
      3/31/01            $28,904           $32,930
      4/30/01            $31,242           $35,486
      5/31/01            $31,730           $35,724
      6/30/01            $30,277           $34,855
      7/31/01            $30,213           $34,514
      8/31/01            $28,850           $32,357
      9/30/01            $25,639           $29,746
      10/31/01           $26,503           $30,314
      11/30/01           $29,034           $32,639
      12/31/01           $29,261           $32,926
      1/31/02            $28,842           $32,445
      2/28/02            $28,646           $31,819
      3/31/02            $29,649           $33,015
      4/30/02            $27,772           $31,015
      5/31/02            $27,233           $30,788
      6/30/02            $25,183           $28,596
      7/31/02            $22,916           $26,369
      8/31/02            $22,971           $26,540
      9/30/02            $20,489           $23,658



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN INCOME FUND

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth
& Income
Income
Tax-free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN INCOME FUND SEEKS TO MAXIMIZE INCOME WHILE MAINTAINING PROSPECTS FOR CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF SECURITIES.
--------------------------------------------------------------------------------

The Fund's fiscal year ended September 30, 2002, was a period of tremendous volatility and turmoil for the U.S. and abroad. The slowing pace of the U.S. economic recovery, as well as continued corporate earnings pressure due to weakening demand and excess manufacturing capacity, challenged the financial markets. Despite four Federal Reserve Board interest rates cuts after the September 11 events, the stock market experienced a second year of significant decline. The feeble economy, continued profit warnings, corporate governance abuses and accounting manipulation tested investors' patience and resilience. Many investors sought safe-haven instruments, prompting significantly better bond market performance as the 10-year Treasury note yield declined from 4.60% at the beginning of the period to 3.63% on September 30, 2002. Bond yields and prices move in an inverse relationship, so that as yields fall, bond prices rise. In sharp contrast to U.S. government securities' strong performance, corporate bonds fell largely due to the same conditions that pressured the stock markets.

Within this difficult environment characterized by broad stock and corporate bond market weakness, Franklin Income Fund - Class A posted a modestly negative 4.18% cumulative total return for the 12 months ended September 30, 2002, as shown in the Performance Summary beginning on page 23. During the reporting period, we took profits in certain equity and government agency securities that performed well and increased our focus on additional equity, convertible and high yield investments due to their attractive income and long-term growth potential.

The Fund's equity and convertible preferred investments benefited from solid performance in the gold, energy and real estate sectors led by such portfolio holdings as AngloGold, Chesapeake Energy and Host Marriott. Offsetting the gains was weakness in the Fund's electric utilities and consumer products positions, primarily tobacco-related companies including Philip Morris and R.J. Reynolds Tobacco Holdings.


PORTFOLIO BREAKDOWN
Franklin Income Fund
9/30/02

                              % OF TOTAL
                              NET ASSETS
----------------------------------------
Corporate Straight Bonds           25.1%

U.S. Government &
Agency Securities                  19.3%

Utilities Stocks                   17.7%

Corporate Convertible Bonds         7.6%

Real Estate Stocks                  5.4%

Energy Mineral Stocks               4.9%

Communication Stocks                2.7%

Zero Coupon &
Step-Up Bonds                       2.7%

Consumer Non-Durable
Stocks                              2.6%

Consumer Durable Stocks             1.4%

Health Technology Stocks            1.1%

Foreign Government Bonds            0.2%

Other Stocks                        4.9%

Short-Term Investments &
Other Net Assets                    4.4%



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 56.

[SIDEBAR]
--------------------------------------------------------------------------------
WHAT IS A MERCHANT POWER PLANT?

A MERCHANT POWER PLANT PRODUCES POWER AS A COMMODITY, SO ITS INCOME STREAM DEPENDS ON THE MARKET PRICE. IN CONTRAST, TRADITIONAL POWER PLANTS RELY ON PREDETERMINED RATES OF RETURN, USUALLY SET BY A REGULATORY BODY, TO GENERATE INCOME.
--------------------------------------------------------------------------------

Following Enron's collapse and California's power crisis, electric utilities remained extremely volatile mainly due to concerns related to investments in unregulated energy businesses including merchant power generation and energy marketing and trading. An oversupply of new generation coupled with weakening demand for electricity due to slowing economic growth led to an extended period of softened power prices. Combined with several industry participants' deteriorating credit quality, the energy marketing and trading business similarly failed to meet prior lofty expectations. Under such difficult industry conditions, we identified numerous attractive opportunities and thus increased our positions in companies emphasizing regulated electric and gas utility operations. Such purchases included FirstEnergy, Energy East and Progress Energy, companies we identified as having limited exposure to the volatile, unregulated conditions. Although we anticipate the industry will need time to stabilize its current supply-and-demand imbalance, we believe recent dividend yields and valuations present a compelling case for long-term investment.

The Fund's oil and gas positions demonstrated strength during the period, particularly in oil and natural gas exploration and development companies, such as Devon Energy (Kerr-McGee convertible) and Chesapeake Energy. Specific investments within our oilfield services holdings, including Weatherford International, also contributed to Fund performance. For the past year, energy producers benefited as North American supplies decreased under the pressures of reduced spending and declining production rates associated with the aging of the oil and gas resource base. Global commodity oil prices remained robust supported by OPEC production quotas, which remained in effect, while global political tensions kept many investors nervous about the potential for global supplies' disruption due to war. During the 12 months under review, we purchased Unocal convertible preferred stock, thereby adding to the Fund's energy exposure. We believe this security offers attractive current income along with the opportunity to benefit from the long-term appreciation potential of the company's common stock.

Real estate investment trusts also performed well as investors were attracted to the prospect of stable business fundamentals and attractive dividend yields. We continued to selectively increase investments in areas where we believe current valuations fail to reflect the long-term value associated with the underlying business. Over the past year, we increased our position in lodging industry leader Host Marriott due to our assessment that the security trades at a significant discount to the company's value.

Among other sectors, we added to our Ford Motor convertible preferred holdings and initiated a position in Alltel Corp. convertible preferred. We view the Ford Motor securities as an attractive way to capture high, current income while gaining the long-

DIVIDEND DISTRIBUTIONS
Franklin Income Fund
10/1/01-9/30/02

                                                     DIVIDEND PER SHARE
              ------------------------------------------------------------------------------------------------------
MONTH         CLASS A           CLASS B          CLASS B1*         CLASS C           CLASS R**         ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
October       1.5 cents                --        1.41 cents        1.40 cents                --        1.52 cents

November      1.5 cents                --        1.41 cents        1.40 cents                --        1.53 cents

December      1.5 cents         1.42 cents       1.42 cents        1.41 cents                --        1.53 cents

January       1.5 cents         1.42 cents       1.42 cents        1.41 cents        1.50 cents        1.53 cents

February      1.5 cents         1.42 cents       1.42 cents        1.41 cents        1.44 cents        1.52 cents

March         1.5 cents         1.42 cents       1.42 cents        1.41 cents        1.44 cents        1.53 cents

April         1.3 cents         1.12 cents       1.20 cents        1.21 cents        1.23 cents        1.33 cents

May           1.3 cents         1.12 cents       1.20 cents        1.21 cents        1.23 cents        1.33 cents

June          1.3 cents         1.14 cents       1.20 cents        1.21 cents        1.23 cents        1.33 cents

July          1.3 cents         1.14 cents       1.20 cents        1.21 cents        1.23 cents        1.32 cents

August        1.3 cents         1.14 cents       1.20 cents        1.21 cents        1.23 cents        1.33 cents

September     1.3 cents         1.17 cents       1.22 cents        1.22 cents        1.25 cents        1.32 cents
-----------------------------------------------------------------------------------------------------------------
TOTAL        16.8 CENTS        12.51 CENTS      15.72 CENTS       15.71 CENTS       11.78 CENTS       17.12 CENTS



*On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

**On January 1, 2002, the Fund began offering Class R shares to investors. See the prospectus for details.




term potential to participate in the company's underlying common stock. Ford's management continued to focus on improving vehicle profitability through cost reductions and planned to refresh its product offering in efforts to reverse recent market share losses. Alltel Corp. is a leading wireline and wireless communications provider concentrating on southeast U.S. rural markets. We believe our Alltel convertible preferred investment provides an attractive yield and the long-term potential to participate in the company's favorable outlook.

Within the Fund's fixed income holdings, high yield corporate bonds performed poorly despite declining interest rates. High yield corporate bonds' average yield spreads over U.S. Treasuries, a comparison benchmark for the sector, widened and ended the period at roughly 1000 basis points (10.0%) over Treasuries, levels not seen since the 1990 recession.1 It is our belief that the high yield corporate bond market offers a compelling mix of high, current income as well as the appreciation associated with spread tightening. As a result we actively increased our investments in this area as we sought to invest in companies we believe have strong market positions, solid management teams and improving liquidity positions. New corporate bond positions included issues from contract electronics manufacturer Solectron, wireless service provider AT&T Wireless Group, health care service provider Fresenius Medical Care,


TOP 5 BOND HOLDINGS
Franklin Income Fund
9/30/02

                     % OF TOTAL
                     NET ASSETS
-------------------------------
FNMA, 6.00%, 12/1/31       4.1%

FNMA, 6.00%, 2/1/32        3.3%

GNMA, 6.00%, 1/15/32       1.9%

FHLMC, 6.00%, 1/1/32       1.4%

FHLMC, 6.00%, 3/1/32       1.2%



TOP 5 STOCK HOLDINGS
Franklin Income Fund
9/30/02

COMPANY                     % OF TOTAL
SECTOR/INDUSTRY             NET ASSETS
--------------------------------------
Philip Morris Cos. Inc.           2.0%
CONSUMER NON-DURABLES

FirstEnergy Corp.                 1.4%
UTILITIES

Ford Motor Co. Capital Trust II,
6.50%, cvt. pfd.                  1.4%
CONSUMER DURABLES

Canadian Oil Sands Trust          1.3%
ENERGY MINERALS

Bristol-Myers Squibb Co.          1.1%
HEALTH TECHNOLOGY


1. Source: Credit Suisse First Boston (CSFB). The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

cable television operator Charter Communications, and media and entertainment company AOL Time Warner. During the year under review, we added to several existing positions, including satellite system operator EchoStar Broadband and natural gas producer Chesapeake Energy.

Looking forward to the next fiscal year, we will continue to focus on high yield corporate bond and convertible securities investments given their attractive valuations as well as their combination of current income with the potential for capital appreciation. However, we are also finding a number of investment opportunities in the stock markets offering what we consider attractive valuations and dividend yields. As always, we remain committed to our diversified, value-oriented approach and will continually search for new investments across asset classes and industries.

/s/ CHARLES B. JOHNSON
----------------------
Charles B. Johnson


/s/ EDWARD PERKS
----------------
Edward Perks, CFA

Portfolio Management Team
Franklin Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INCOME FUND

PERFORMANCE SUMMARY AS OF 9/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       9/30/02    9/30/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.26        $1.90     $2.16

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                              $0.1680
Long-Term Capital Gain                       $0.0150
                                             -------
   Total                                     $0.1830


Class B                                      Change       9/30/02    11/1/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.25        $1.90     $2.15

DISTRIBUTIONS (11/1/01-9/30/02)
Dividend Income                              $0.1251
Long-Term Capital Gain                       $0.0150
                                             -------
   Total                                     $0.1401


Class B1                                     Change       9/30/02    9/30/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.27        $1.90     $2.17

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                              $0.1572
Long-Term Capital Gain                       $0.0150
                                             -------
   Total                                     $0.1722


Class C                                      Change       9/30/02    9/30/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.26        $1.91     $2.17

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                              $0.1571
Long-Term Capital Gain                       $0.0150
                                             -------
   Total                                     $0.1721


Class R                                      Change       9/30/02    1/1/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.29        $1.89     $2.18

DISTRIBUTIONS (1/1/02-9/30/02)
Dividend Income                              $0.1178


Advisor Class                                Change       9/30/02    9/30/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.27        $1.89     $2.16

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                              $0.1712
Long-Term Capital Gain                       $0.0150
                                             -------
   Total                                     $0.1862




Franklin Income Fund paid distributions derived from long-term capital gains of
1.5 cents ($0.015) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).




CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS B1 (formerly Class B): Subject to no initial sales charge, but subject to a CDSC declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.




Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 9/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/02.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B and Class R shares have existed for less than one year, average annual total returns are not provided.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's

Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +32.99% and +5.09%.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect the Fund's short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------
Cumulative Total Return(1)              -4.18%     +17.52%   +102.13%
Average Annual Total Return(2)          -8.42%      +2.39%     +6.83%
Value of $10,000 Investment(3)         $9,158     $11,255    $19,353

Distribution Rate(4)            7.88%
30-Day Standardized Yield(5)    7.74%



                                                           INCEPTION
CLASS B                                                    (11/1/01)
--------------------------------------------------------------------
Cumulative Total Return(1)                                    -5.63%
Aggregate Total Return(6)                                     -9.17%
Value of $10,000 Investment(3)                                $9,083

Distribution Rate(4)            7.39%
30-Day Standardized Yield(5)    7.19%



                                                           INCEPTION
CLASS B1                               1-YEAR      3-YEAR   (1/1/99)
--------------------------------------------------------------------
Cumulative Total Return(1)             -4.66%      +8.88%     +9.24%
Average Annual Total Return(2)         -8.18%      +2.07%     +1.78%
Value of $10,000 Investment(3)         $9,182     $10,633    $10,683

Distribution Rate(4)             7.71%
30-Day Standardized Yield(5)     7.57%



                                                           INCEPTION
CLASS C                                1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------
Cumulative Total Return(1)             -4.64%     +15.02%    +58.50%
Average Annual Total Return(2)         -6.39%      +2.59%     +6.27%
Value of $10,000 Investment(3)         $9,361     $11,365    $15,707

Distribution Rate(4)            7.59%
30-Day Standardized Yield(5)    7.49%

                                                           INCEPTION
CLASS R                                                     (1/1/02)
--------------------------------------------------------------------
Cumulative Total Return(1)                                    -8.34%
Aggregate Total Return(6)                                     -9.20%
Value of $10,000 Investment(3)                                $9,080

Distribution Rate(4)            7.94%
30-Day Standardized Yield(5)    7.72%



ADVISOR CLASS(7)                       1-YEAR      5-YEAR   10-YEAR
--------------------------------------------------------------------
Cumulative Total Return(1)             -4.50%     +18.42%   +104.83%
Average Annual Total Return(2)         -4.50%      +3.44%     +7.43%
Value of $10,000 Investment(3)         $9,550     $11,842    $20,483

Distribution Rate(4)            8.38%
30-Day Standardized Yield(5)    8.26%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DISTRIBUTIONS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS A (10/1/92-9/30/02)
                      FRANKLIN INCOME                  LB U.S.GOV'T./     LIPPER
        DATE         FUND - CLASS A     S&P 500(8)       CREDIT(8)      INCOME AVG.(8)
--------------------------------------------------------------------------------------

       10/1/92            $9,574         $10,000          $10,000        $10,000
      10/31/92            $9,489         $10,034          $9,847          $9,904
      11/30/92            $9,543         $10,375          $9,838         $10,049
      12/31/92            $9,674         $10,503          $10,007        $10,213
       1/31/93            $9,981         $10,591          $10,226        $10,409
       2/28/93           $10,225         $10,735          $10,438        $10,607
       3/31/93           $10,448         $10,962          $10,474        $10,830
       4/30/93           $10,561         $10,696          $10,554        $10,827
       5/31/93           $10,719         $10,982          $10,549        $10,983
       6/30/93           $10,923         $11,014          $10,789        $11,096
       7/31/93           $11,175         $10,970          $10,858        $11,189
       8/31/93           $11,291         $11,385          $11,107        $11,456
       9/30/93           $11,406         $11,298          $11,146        $11,477
      10/31/93           $11,616         $11,532          $11,192        $11,592
      11/30/93           $11,500         $11,422          $11,065        $11,454
      12/31/93           $11,758         $11,560          $11,114        $11,637
       1/31/94           $11,878         $11,953          $11,281        $11,911
       2/28/94           $11,612         $11,629          $11,035        $11,638
       3/31/94           $11,150         $11,123          $10,765        $11,256
       4/30/94           $11,126         $11,266          $10,675        $11,260
       5/31/94           $11,052         $11,450          $10,656        $11,303
       6/30/94           $10,977         $11,169          $10,631        $11,186
       7/31/94           $11,152         $11,535          $10,844        $11,407
       8/31/94           $11,328         $12,007          $10,848        $11,621
       9/30/94           $11,252         $11,714          $10,685        $11,467
      10/31/94           $11,278         $11,977          $10,673        $11,501
      11/30/94           $11,150         $11,541          $10,654        $11,266
      12/31/94           $11,008         $11,711          $10,724        $11,279
       1/31/95           $11,140         $12,015          $10,930        $11,449
       2/28/95           $11,326         $12,482          $11,183        $11,734
       3/31/95           $11,460         $12,850          $11,258        $11,919
       4/30/95           $11,757         $13,228          $11,416        $12,152
       5/31/95           $12,164         $13,756          $11,894        $12,540
       6/30/95           $12,300         $14,075          $11,989        $12,668
       7/31/95           $12,438         $14,541          $11,943        $12,867
       8/31/95           $12,577         $14,577          $12,096        $12,979
       9/30/95           $12,827         $15,192          $12,219        $13,231
      10/31/95           $12,855         $15,138          $12,399        $13,218
      11/30/95           $13,053         $15,801          $12,603        $13,551
      12/31/95           $13,352         $16,106          $12,788        $13,770
       1/31/96           $13,727         $16,653          $12,868        $14,013
       2/29/96           $13,465         $16,808          $12,595        $13,976
       3/31/96           $13,435         $16,970          $12,489        $14,014
       4/30/96           $13,405         $17,219          $12,403        $14,042
       5/31/96           $13,553         $17,662          $12,382        $14,150
       6/30/96           $13,823         $17,729          $12,547        $14,242
       7/31/96           $13,612         $16,945          $12,575        $13,994
       8/31/96           $13,823         $17,303          $12,544        $14,168
       9/30/96           $14,037         $18,275          $12,767        $14,522
      10/31/96           $14,314         $18,779          $13,065        $14,827
      11/30/96           $14,653         $20,197          $13,305        $15,313
      12/31/96           $14,747         $19,797          $13,157        $15,229
       1/31/97           $14,967         $21,033          $13,173        $15,488
       2/28/97           $15,125         $21,199          $13,201        $15,575
       3/31/97           $14,775         $20,330          $13,044        $15,296
       4/30/97           $14,871         $21,541          $13,234        $15,530
       5/31/97           $15,354         $22,851          $13,357        $15,996
       6/30/97           $15,646         $23,875          $13,518        $16,359
       7/31/97           $16,071         $25,773          $13,931        $17,021
       8/31/97           $15,972         $24,330          $13,775        $16,742
       9/30/97           $16,468         $25,660          $13,991        $17,256
      10/31/97           $16,234         $24,803          $14,215        $17,108
      11/30/97           $16,736         $25,952          $14,291        $17,306
      12/31/97           $17,231         $26,398          $14,441        $17,540
       1/31/98           $17,060         $26,689          $14,644        $17,619
       2/28/98           $17,301         $28,613          $14,615        $18,049
       3/31/98           $17,821         $30,078          $14,660        $18,426
       4/30/98           $17,577         $30,382          $14,734        $18,474
       5/31/98           $17,402         $29,859          $14,891        $18,409
       6/30/98           $17,436         $31,071          $15,043        $18,558
       7/31/98           $17,116         $30,742          $15,055        $18,406
       8/31/98           $16,008         $26,303          $15,349        $17,444
       9/30/98           $16,835         $27,989          $15,788        $17,944
      10/31/98           $16,871         $30,264          $15,676        $18,291
      11/30/98           $17,417         $32,098          $15,770        $18,717
      12/31/98           $17,395         $33,947          $15,809        $19,040
       1/31/99           $17,136         $35,366          $15,921        $19,181
       2/28/99           $16,651         $34,266          $15,542        $18,809
       3/31/99           $16,914         $35,637          $15,620        $19,110
       4/30/99           $17,784         $37,016          $15,659        $19,571
       5/31/99           $17,897         $36,142          $15,498        $19,350
       6/30/99           $17,860         $38,148          $15,450        $19,586
       7/31/99           $17,667         $36,958          $15,407        $19,384
       8/31/99           $17,706         $36,773          $15,394        $19,264
       9/30/99           $17,511         $35,766          $15,533        $19,129
      10/31/99           $17,472         $38,030          $15,573        $19,418
      11/30/99           $17,194         $38,802          $15,564        $19,527
      12/31/99           $17,267         $41,087          $15,469        $19,886
       1/31/00           $17,390         $39,025          $15,464        $19,560
       2/29/00           $17,105         $38,287          $15,658        $19,612
       3/31/00           $17,392         $42,031          $15,885        $20,248
       4/30/00           $18,010         $40,766          $15,807        $20,049
       5/31/00           $18,301         $39,931          $15,793        $20,003
       6/30/00           $18,426         $40,917          $16,115        $20,263
       7/31/00           $18,636         $40,279          $16,286        $20,302
       8/31/00           $19,696         $42,780          $16,515        $20,950
       9/30/00           $20,081         $40,521          $16,578        $20,818
      10/31/00           $19,779         $40,351          $16,682        $20,736
      11/30/00           $19,649         $37,171          $16,968        $20,363
      12/31/00           $20,822         $37,353          $17,302        $20,913
       1/31/01           $20,780         $38,679          $17,593        $21,279
       2/28/01           $21,181         $35,156          $17,774        $20,890
       3/31/01           $20,866         $32,930          $17,856        $20,501
       4/30/01           $21,274         $35,486          $17,722        $21,040
       5/31/01           $21,683         $35,724          $17,824        $21,185
       6/30/01           $21,179         $34,855          $17,910        $21,045
       7/31/01           $20,948         $34,514          $18,356        $21,113
       8/31/01           $21,180         $32,357          $18,591        $20,902
       9/30/01           $20,198         $29,746          $18,762        $20,210
      10/31/01           $20,339         $30,314          $19,239        $20,513
      11/30/01           $20,765         $32,639          $18,923        $20,903
      12/31/01           $20,957         $32,926          $18,774        $20,988
       1/31/02           $21,101         $32,445          $18,911        $20,921
       2/28/02           $21,247         $31,819          $19,071        $20,917
       3/31/02           $21,884         $33,015          $18,684        $21,189
       4/30/02           $22,013         $31,015          $19,047        $21,119
       5/31/02           $21,943         $30,788          $19,222        $21,134
       6/30/02           $20,575         $28,596          $19,385        $20,557
       7/31/02           $19,600         $26,369          $19,618        $19,920
       8/31/02           $20,238         $26,540          $20,057        $20,129
       9/30/02           $19,353         $23,658          $20,489        $19,455

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B (11/1/02-9/30/02)


                        FRANKLIN INCOME                     LB U.S.       LIPPER INCOME
         DATE            FUND - CLASS B   S&P 500(8)    GOV'T./CREDIT(8)      AVG.(8)
-------------------------------------------------------------------------------------
        11/1/01             $10,000         $10,000         $10,000         $10,000
       11/30/01             $10,139         $10,767          $9,836         $10,190
       12/31/01             $10,182         $10,862          $9,758         $10,232
        1/31/02             $10,296         $10,703          $9,830         $10,199
        2/28/02             $10,363         $10,497          $9,913         $10,197
        3/31/02             $10,622         $10,891          $9,712         $10,330
        4/30/02             $10,724         $10,231          $9,900         $10,295
        5/31/02             $10,681         $10,157          $9,991         $10,303
        6/30/02              $9,960          $9,433         $10,076         $10,021
        7/31/02              $9,527          $8,699         $10,197          $9,711
        8/31/02              $9,829          $8,755         $10,426          $9,813
        9/30/02              $9,083          $7,804         $10,650          $9,484


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B1 (1/1/99-9/30/02)

                        FRANKLIN INCOME                     LB U.S.       LIPPER INCOME
         DATE            FUND - CLASS B1   S&P 500(8)  GOV'T./CREDIT(8)      AVG.(8)
----------------------------------------------------------------------------------------
        1/1/99              $10,000         $10,000        $10,000         $10,000
        1/31/99              $9,851         $10,418        $10,071         $10,074
        2/28/99              $9,568         $10,094        $9,831           $9,879
        3/31/99              $9,717         $10,498        $9,880          $10,037
        4/30/99             $10,213         $10,904        $9,905          $10,279
        5/31/99             $10,230         $10,647        $9,803          $10,162
        6/30/99             $10,248         $11,238        $9,773          $10,286
        7/31/99             $10,133         $10,887        $9,745          $10,180
        8/31/99             $10,150         $10,833        $9,738          $10,117
        9/30/99             $10,035         $10,536        $9,825          $10,046
       10/31/99             $10,009         $11,203        $9,851          $10,198
       11/30/99              $9,845         $11,430        $9,845          $10,255
       12/31/99              $9,883         $12,103        $9,785          $10,444
        1/31/00              $9,949         $11,496        $9,782          $10,273
        2/29/00              $9,782         $11,278        $9,904          $10,300
        3/31/00              $9,941         $12,381        $10,048         $10,634
        4/30/00             $10,290         $12,009        $9,999          $10,530
        5/31/00             $10,452         $11,763        $9,990          $10,506
        6/30/00             $10,519         $12,053        $10,193         $10,642
        7/31/00             $10,633         $11,865        $10,301         $10,663
        8/31/00             $11,233         $12,602        $10,447         $11,003
        9/30/00             $11,448         $11,937        $10,486         $10,933
       10/31/00             $11,271         $11,886        $10,552         $10,891
       11/30/00             $11,242         $10,950        $10,733         $10,695
       12/31/00             $11,856         $11,003        $10,944         $10,983
        1/31/01             $11,827         $11,394        $11,128         $11,176
        2/28/01             $12,051         $10,356        $11,243         $10,971
        3/31/01             $11,867         $9,700         $11,294         $10,767
        4/30/01             $12,093         $10,453        $11,210         $11,050
        5/31/01             $12,321         $10,523        $11,275         $11,126
        6/30/01             $12,030         $10,268        $11,329         $11,053
        7/31/01             $11,894         $10,167        $11,611         $11,088
        8/31/01             $12,021         $9,532         $11,760         $10,978
        9/30/01             $11,460         $8,762         $11,868         $10,614
       10/31/01             $11,535         $8,930         $12,169         $10,773
       11/30/01             $11,772         $9,615         $11,970         $10,978
       12/31/01             $11,877         $9,699         $11,875         $11,023
        1/31/02             $11,954         $9,558         $11,962         $10,988
        2/28/02             $12,031         $9,373         $12,063         $10,986
        3/31/02             $12,388         $9,726         $11,819         $11,128
        4/30/02             $12,455         $9,136         $12,048         $11,092
        5/31/02             $12,410         $9,069         $12,159         $11,099
        6/30/02             $11,630         $8,424         $12,262         $10,796
        7/31/02             $11,074         $7,768         $12,409         $10,462
        8/31/02             $11,429         $7,818         $12,687         $10,572
        9/30/02             $10,683         $6,969         $12,960         $10,217


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
CLASS C             9/30/02
---------------------------
1-Year                -6.39%
5-Year                +2.59%
Since Inception
(5/1/95)              +6.27%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS C (5/1/95-9/30/02)

                        FRANKLIN INCOME                     LB U.S.       LIPPER INCOME
         DATE           FUND - CLASS C    S&P 500(8)    GOV'T./CREDIT(8)      AVG.(8)
----------------------------------------------------------------------------------------
        5/1/95              $9,909          $10,000        $10,000         $10,000
        5/31/95             $10,228         $10,399        $10,419         $10,320
        6/30/95             $10,338         $10,640        $10,502         $10,425
        7/31/95             $10,449         $10,992        $10,461         $10,589
        8/31/95             $10,561         $11,020        $10,595         $10,681
        9/30/95             $10,771         $11,485        $10,703         $10,888
       10/31/95             $10,790         $11,444        $10,861         $10,877
       11/30/95             $10,951         $11,945        $11,040         $11,151
       12/31/95             $11,197         $12,175        $11,202         $11,332
        1/31/96             $11,507         $12,589        $11,272         $11,532
        2/29/96             $11,331         $12,706        $11,033         $11,502
        3/31/96             $11,301         $12,828        $10,940         $11,533
        4/30/96             $11,222         $13,017        $10,865         $11,556
        5/31/96             $11,341         $13,352        $10,846         $11,645
        6/30/96             $11,562         $13,402        $10,990         $11,720
        7/31/96             $11,380         $12,810        $11,016         $11,516
        8/31/96             $11,552         $13,080        $10,988         $11,659
        9/30/96             $11,725         $13,815        $11,184         $11,951
       10/31/96             $11,951         $14,197        $11,444         $12,202
       11/30/96             $12,281         $15,268        $11,655         $12,602
       12/31/96             $12,302         $14,966        $11,525         $12,533
        1/31/97             $12,480         $15,900        $11,539         $12,746
        2/28/97             $12,660         $16,026        $11,563         $12,817
        3/31/97             $12,363         $15,369        $11,426         $12,588
        4/30/97             $12,384         $16,285        $11,593         $12,780
        5/31/97             $12,780         $17,275        $11,701         $13,164
        6/30/97             $13,071         $18,049        $11,841         $13,462
        7/31/97             $13,419         $19,483        $12,203         $14,008
        8/31/97             $13,332         $18,392        $12,067         $13,778
        9/30/97             $13,686         $19,398        $12,256         $14,201
       10/31/97             $13,542         $18,750        $12,452         $14,079
       11/30/97             $13,897         $19,619        $12,518         $14,242
       12/31/97             $14,302         $19,956        $12,650         $14,434
        1/31/98             $14,153         $20,176        $12,828         $14,499
        2/28/98             $14,347         $21,630        $12,802         $14,853
        3/31/98             $14,772         $22,738        $12,842         $15,164
        4/30/98             $14,622         $22,967        $12,906         $15,203
        5/31/98             $14,413         $22,572        $13,044         $15,150
        6/30/98             $14,494         $23,489        $13,177         $15,272
        7/31/98             $14,223         $23,240        $13,188         $15,147
        8/31/98             $13,300         $19,884        $13,445         $14,355
        9/30/98             $13,919         $21,159        $13,830         $14,767
       10/31/98             $14,003         $22,879        $13,731         $15,052
       11/30/98             $14,448         $24,265        $13,814         $15,403
       12/31/98             $14,363         $25,663        $13,848         $15,669
        1/31/99             $14,204         $26,736        $13,947         $15,785
        2/28/99             $13,797         $25,904        $13,615         $15,479
        3/31/99             $14,008         $26,940        $13,683         $15,727
        4/30/99             $14,719         $27,983        $13,717         $16,106
        5/31/99             $14,744         $27,322        $13,576         $15,924
        6/30/99             $14,770         $28,839        $13,534         $16,118
        7/31/99             $14,605         $27,939        $13,496         $15,952
        8/31/99             $14,568         $27,799        $13,485         $15,853
        9/30/99             $14,401         $27,038        $13,606         $15,742
       10/31/99             $14,427         $28,749        $13,642         $15,980
       11/30/99             $14,194         $29,333        $13,633         $16,069
       12/31/99             $14,247         $31,060        $13,550         $16,365
        1/31/00             $14,275         $29,501        $13,546         $16,096
        2/29/00             $14,101         $28,944        $13,716         $16,140
        3/31/00             $14,330         $31,774        $13,914         $16,663
        4/30/00             $14,831         $30,818        $13,846         $16,500
        5/31/00             $14,995         $30,186        $13,834         $16,462
        6/30/00             $15,091         $30,932        $14,116         $16,676
        7/31/00             $15,325         $30,449        $14,266         $16,707
        8/31/00             $16,187         $32,340        $14,467         $17,240
        9/30/00             $16,495         $30,633        $14,522         $17,132
       10/31/00             $16,242         $30,504        $14,613         $17,065
       11/30/00             $16,129         $28,100        $14,863         $16,758
       12/31/00             $17,080         $28,238        $15,156         $17,210
        1/31/01             $17,039         $29,240        $15,411         $17,511
        2/28/01             $17,359         $26,576        $15,569         $17,191
        3/31/01             $17,095         $24,894        $15,641         $16,871
        4/30/01             $17,420         $26,826        $15,524         $17,315
        5/31/01             $17,746         $27,006        $15,614         $17,434
        6/30/01             $17,329         $26,349        $15,689         $17,319
        7/31/01             $17,134         $26,091        $16,079         $17,375
        8/31/01             $17,316         $24,461        $16,285         $17,201
        9/30/01             $16,509         $22,487        $16,435         $16,632
       10/31/01             $16,616         $22,916        $16,852         $16,881
       11/30/01             $16,955         $24,674        $16,576         $17,202
       12/31/01             $17,104         $24,891        $16,445         $17,272
        1/31/02             $17,214         $24,527        $16,565         $17,217
        2/28/02             $17,326         $24,054        $16,706         $17,214
        3/31/02             $17,835         $24,959        $16,367         $17,437
        4/30/02             $17,933         $23,446        $16,684         $17,380
        5/31/02             $17,869         $23,275        $16,838         $17,392
        6/30/02             $16,753         $21,618        $16,981         $16,917
        7/31/02             $15,956         $19,934        $17,185         $16,393
        8/31/02             $16,465         $20,063        $17,569         $16,565
        9/30/02             $15,707         $17,884        $17,947         $16,010



Aggregate Total Return(6)
---------------------------
Class R             9/30/02
Since Inception
(1/1/02)             -9.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS R (1/1/02-9/30/02)

                        FRANKLIN INCOME                     LB U.S.       LIPPER INCOME
         DATE           FUND - CLASS R    S&P 500(8)    GOV'T./CREDIT(8)      AVG.(8)
----------------------------------------------------------------------------------------
         1/1/02             $10,000         $10,000        $10,000         $10,000
        1/31/02             $10,069          $9,854        $10,073          $9,968
        2/28/02             $10,136          $9,664        $10,159          $9,966
        3/31/02             $10,390         $10,027        $9,952          $10,096
        4/30/02             $10,448          $9,420        $10,145         $10,062
        5/31/02             $10,412          $9,351        $10,239         $10,069
        6/30/02             $9,709           $8,685        $10,326          $9,794
        7/31/02             $9,289           $8,008        $10,450          $9,491
        8/31/02             $9,590           $8,060        $10,684          $9,590
        9/30/02             $9,080           $7,185        $10,914          $9,269


Average Annual Total Return
---------------------------
Advisor Class(9)    9/30/02
1-Year                -4.50%
5-Year                +3.44%
10-Year               +7.43%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
ADVISOR CLASS (10/1/92-9/30/02)(9)

                       FRANKLIN INCOME                     LB U.S.       LIPPER INCOME
         DATE        FUND - ADVISOR CLASS  S&P 500(8)  GOV'T./CREDIT(8)      AVG.(8)
----------------------------------------------------------------------------------------
       10/1/92              $10,000         $10,000        $10,000         $10,000
       10/31/92             $ 9,911         $10,034        $ 9,847         $ 9,904
       11/30/92             $ 9,967         $10,375        $ 9,838         $10,049
       12/31/92             $10,104         $10,503        $10,007         $10,213
       1/31/93              $10,424         $10,591        $10,226         $10,409
       2/28/93              $10,679         $10,735        $10,438         $10,607
       3/31/93              $10,912         $10,962        $10,474         $10,830
       4/30/93              $11,030         $10,696        $10,554         $10,827
       5/31/93              $11,195         $10,982        $10,549         $10,983
       6/30/93              $11,409         $11,014        $10,789         $11,096
       7/31/93              $11,672         $10,970        $10,858         $11,189
       8/31/93              $11,792         $11,385        $11,107         $11,456
       9/30/93              $11,913         $11,298        $11,146         $11,477
       10/31/93             $12,132         $11,532        $11,192         $11,592
       11/30/93             $12,011         $11,422        $11,065         $11,454
       12/31/93             $12,280         $11,560        $11,114         $11,637
       1/31/94              $12,405         $11,953        $11,281         $11,911
       2/28/94              $12,128         $11,629        $11,035         $11,638
       3/31/94              $11,646         $11,123        $10,765         $11,256
       4/30/94              $11,620         $11,266        $10,675         $11,260
       5/31/94              $11,543         $11,450        $10,656         $11,303
       6/30/94              $11,465         $11,169        $10,631         $11,186
       7/31/94              $11,648         $11,535        $10,844         $11,407
       8/31/94              $11,831         $12,007        $10,848         $11,621
       9/30/94              $11,752         $11,714        $10,685         $11,467
       10/31/94             $11,779         $11,977        $10,673         $11,501
       11/30/94             $11,645         $11,541        $10,654         $11,266
       12/31/94             $11,497         $11,711        $10,724         $11,279
       1/31/95              $11,636         $12,015        $10,930         $11,449
       2/28/95              $11,830         $12,482        $11,183         $11,734
       3/31/95              $11,970         $12,850        $11,258         $11,919
       4/30/95              $12,279         $13,228        $11,416         $12,152
       5/31/95              $12,705         $13,756        $11,894         $12,540
       6/30/95              $12,847         $14,075        $11,989         $12,668
       7/31/95              $12,991         $14,541        $11,943         $12,867
       8/31/95              $13,136         $14,577        $12,096         $12,979
       9/30/95              $13,397         $15,192        $12,219         $13,231
       10/31/95             $13,427         $15,138        $12,399         $13,218
       11/30/95             $13,633         $15,801        $12,603         $13,551
       12/31/95             $13,945         $16,106        $12,788         $13,770
       1/31/96              $14,338         $16,653        $12,868         $14,013
       2/29/96              $14,063         $16,808        $12,595         $13,976
       3/31/96              $14,032         $16,970        $12,489         $14,014
       4/30/96              $14,001         $17,219        $12,403         $14,042
       5/31/96              $14,156         $17,662        $12,382         $14,150
       6/30/96              $14,437         $17,729        $12,547         $14,242
       7/31/96              $14,217         $16,945        $12,575         $13,994
       8/31/96              $14,438         $17,303        $12,544         $14,168
       9/30/96              $14,661         $18,275        $12,767         $14,522
       10/31/96             $14,950         $18,779        $13,065         $14,827
       11/30/96             $15,305         $20,197        $13,305         $15,313
       12/31/96             $15,402         $19,797        $13,157         $15,229
       1/31/97              $15,567         $21,033        $13,173         $15,488
       2/28/97              $15,800         $21,199        $13,201         $15,575
       3/31/97              $15,436         $20,330        $13,044         $15,296
       4/30/97              $15,539         $21,541        $13,234         $15,530
       5/31/97              $15,980         $22,851        $13,357         $15,996
       6/30/97              $16,355         $23,875        $13,518         $16,359
       7/31/97              $16,800         $25,773        $13,931         $17,021
       8/31/97              $16,700         $24,330        $13,775         $16,742
       9/30/97              $17,151         $25,660        $13,991         $17,256
       10/31/97             $16,979         $24,803        $14,215         $17,108
       11/30/97             $17,435         $25,952        $14,291         $17,306
       12/31/97             $18,027         $26,398        $14,441         $17,540
       1/31/98              $17,779         $26,689        $14,644         $17,619
       2/28/98              $18,034         $28,613        $14,615         $18,049
       3/31/98              $18,580         $30,078        $14,660         $18,426
       4/30/98              $18,400         $30,382        $14,734         $18,474
       5/31/98              $18,145         $29,859        $14,891         $18,409
       6/30/98              $18,258         $31,071        $15,043         $18,558
       7/31/98              $17,925         $30,742        $15,055         $18,406
       8/31/98              $16,767         $26,303        $15,349         $17,444
       9/30/98              $17,635         $27,989        $15,788         $17,944
       10/31/98             $17,676         $30,264        $15,676         $18,291
       11/30/98             $18,250         $32,098        $15,770         $18,717
       12/31/98             $18,229         $33,947        $15,809         $19,040
       1/31/99              $17,959         $35,366        $15,921         $19,181
       2/28/99              $17,453         $34,266        $15,542         $18,809
       3/31/99              $17,732         $35,637        $15,620         $19,110
       4/30/99              $18,646         $37,016        $15,659         $19,571
       5/31/99              $18,688         $36,142        $15,498         $19,350
       6/30/99              $18,731         $38,148        $15,450         $19,586
       7/31/99              $18,531         $36,958        $15,407         $19,384
       8/31/99              $18,493         $36,773        $15,394         $19,264
       9/30/99              $18,290         $35,766        $15,533         $19,129
       10/31/99             $18,334         $38,030        $15,573         $19,418
       11/30/99             $18,045         $38,802        $15,564         $19,527
       12/31/99             $18,124         $41,087        $15,469         $19,886
       1/31/00              $18,170         $39,025        $15,464         $19,560
       2/29/00              $17,958         $38,287        $15,658         $19,612
       3/31/00              $18,262         $42,031        $15,885         $20,248
       4/30/00              $18,828         $40,766        $15,807         $20,049
       5/31/00              $19,135         $39,931        $15,793         $20,003
       6/30/00              $19,269         $40,917        $16,115         $20,263
       7/31/00              $19,492         $40,279        $16,286         $20,302
       8/31/00              $20,608         $42,780        $16,515         $20,950
       9/30/00              $21,014         $40,521        $16,578         $20,818
       10/31/00             $20,700         $40,351        $16,682         $20,736
       11/30/00             $20,657         $37,171        $16,968         $20,363
       12/31/00             $21,802         $37,353        $17,302         $20,913
       1/31/01              $21,853         $38,679        $17,593         $21,279
       2/28/01              $22,279         $35,156        $17,774         $20,890
       3/31/01              $21,856         $32,930        $17,856         $20,501
       4/30/01              $22,383         $35,486        $17,722         $21,040
       5/31/01              $22,721         $35,724        $17,824         $21,185
       6/30/01              $22,194         $34,855        $17,910         $21,045
       7/31/01              $21,953         $34,514        $18,356         $21,113
       8/31/01              $22,201         $32,357        $18,591         $20,902
       9/30/01              $21,268         $29,746        $18,762         $20,210
       10/31/01             $21,320         $30,314        $19,239         $20,513
       11/30/01             $21,772         $32,639        $18,923         $20,903
       12/31/01             $21,977         $32,926        $18,774         $20,988
       1/31/02              $22,234         $32,445        $18,911         $20,921
       2/28/02              $22,390         $31,819        $19,071         $20,917
       3/31/02              $22,962         $33,015        $18,684         $21,189
       4/30/02              $23,204         $31,015        $19,047         $21,119
       5/31/02              $23,134         $30,788        $19,222         $21,134
       6/30/02              $21,590         $28,596        $19,385         $20,557
       7/31/02              $20,671         $26,369        $19,618         $19,920
       8/31/02              $21,241         $26,540        $20,057         $20,129
       9/30/02              $20,483         $23,658        $20,489         $19,455



8. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Gov't/Credit Index includes Treasuries, agency securities, publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. As of 9/30/02, the Lipper Income Average consisted of 121 funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered.
9. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN U.S. GOVERNMENT SECURITIES FUND SEEKS HIGH, CURRENT INCOME FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES.
--------------------------------------------------------------------------------

The year ended September 30, 2002, was full of economic and market volatility, investor skepticism and geopolitical concerns. We began the period in the aftermath of September 11, endured the uncertainties of the new war on terrorism, and ended with the possibility of major military action in Iraq. Meanwhile, revelations regarding corporate operations and financial disclosure added to investors' mounting tensions. However, perhaps the most important set of uncertainties stemmed from the speed and trajectory of economic activity.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FRANKLIN U.S. GOVERNMENT SECURITIES FUND--CLASS A VS. COMPARABLE INVESTMENTS* RISK VS. RETURN (10/97-9/02)

 Investment                                     Risk           Return
------------                                   ------         --------
Payden & Rygel 1-Year Treasury Bill             0.88%            5.41%
Payden & Rygel 10-Year Treasury Note            6.90%            9.44%
Payden & Rygel 30-Year Treasury Bond           10.23%           10.74%
Franklin U.S. Government Securities - Class A   2.56%            6.94%

*Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The Fund's Class A shares' average annual total return does not include the current, maximum 4.25% initial sales charge. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not guarantee future results.

1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 66.

SINCE 1983, THE FUND HAS INVESTED PRIMARILY IN GINNIE MAE SECURITIES, WHICH CARRY A GUARANTEE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL.(1) ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), GINNIE MAES HAVE BEEN AMONG THE HIGHEST YIELDING U.S. GOVERNMENT OBLIGATIONS AVAILABLE.
27

During the final quarter of 2001, the Federal Reserve Board reduced short-term interest rates three times, to a 41-year low of 1.75%, in efforts to stimulate the economy out of a mild recession. Many businesses and consumers used the opportunity to borrow new money or refinance old debt at more attractive rates. Lower interest rates pushed mortgage rates lower too, and helped keep the housing market strong. Attractive interest rates, combined with American consumers' propensity to spend, helped U.S. gross domestic product to grow just over 3.0% during the reporting period, although the financial markets were reflecting that the economic recovery was barely holding on by the last two months of 2002's third quarter.

Ongoing, substantial equity market volatility pushed many investors out of stocks as they searched for safety and higher quality assets, causing most bond types to rise in price. Assets backed by the full faith and credit of the U.S. government appeared very attractive, substantially increasing the demand for such issues. Government National Mortgage Association (Ginnie Mae or GNMA) mortgage pass-through securities, such as those the Fund owns, benefited from this flight to quality as GNMAs offer similar liquidity characteristics and the same credit quality as U.S. Treasuries. The timing of the cash flows for Ginnie Maes are uncertain, so they offer higher yields than Treasuries to compensate investors for this uncertainty. The higher income combined with lower price volatility has resulted, over time, in attractive risk-adjusted returns across market cycles.

For the year ended September 30, 2002, Franklin U.S. Government Securities Fund's Class A shares produced a +7.06% cumulative total return as shown in the Performance Summary beginning on page 31. In comparison, the Lehman Brothers Intermediate U.S. Government Bond Index returned 8.43%, and the Lipper GNMA Funds

[GRAPHIC OMITTED]

YIELD COMPARISON
9/30/02


FRANKLIN U.S. GOVERNMENT
SECURITIES FUND--CLASS A*       4.88%

GINNIE MAE FUNDS AVERAGE*       4.14%

10-YEAR TREASURY NOTE*          3.63%

MONEY MARKET FUNDS AVERAGE*     1.01%

*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 9/30/02. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. Lipper averages do not include sales charges.

DIVIDEND DISTRIBUTIONS

Franklin U.S. Government Securities Fund

10/1/01-9/30/02

Dividend Per Share

MONTH             CLASS A           CLASS B          CLASS C          CLASS R*      ADVISOR CLASS
-------------------------------------------------------------------------------------------------
October         3.53 cents        3.25 cents       3.23 cents           --            3.59 cents

November        3.53 cents        3.25 cents       3.23 cents           --            3.60 cents

December        3.53 cents        3.22 cents       3.22 cents           --            3.60 cents

January         3.38 cents        3.07 cents       3.07 cents        3.38 cents       3.45 cents

February        3.38 cents        3.07 cents       3.07 cents        3.16 cents       3.44 cents

March           3.38 cents        3.08 cents       3.08 cents        3.16 cents       3.44 cents

April           3.38 cents        3.08 cents       3.08 cents        3.16 cents       3.45 cents

May             3.38 cents        3.08 cents       3.08 cents        3.16 cents       3.44 cents

June            3.38 cents        3.10 cents       3.10 cents        3.18 cents       3.46 cents

July            3.38 cents        3.10 cents       3.10 cents        3.18 cents       3.44 cents

August          3.38 cents        3.10 cents       3.10 cents        3.18 cents       3.45 cents

September       3.38 cents        3.09 cents       3.09 cents        3.17 cents       3.46 cents
-------------------------------------------------------------------------------------------------
TOTAL          41.01 CENTS       37.49 CENTS      37.45 CENTS       28.73 CENTS       41.82 CENTS

*On January 1, 2002, the Fund began offering Class R shares to investors. See the prospectus for details.


Average posted a 6.81% return for the same period.2 The Fund's return reflects the deduction of management fees and expenses, while indexes do not have such costs.

With lower interest and mortgage rates, the mortgage market experienced increasing prepayments as borrowers refinanced their loans. This resulted in principal returning earlier to the portfolio during this part of the cycle. This cash flow must be invested at lower market yields. The portfolio's interest rate risk declined over the period as a result of the shortening cash flows, leaving investors with reduced exposure to interest rate movements.

2. Standard & Poor's Micropal; Lipper Inc. The unmanaged Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Average consisted of 65 funds on 9/30/02, and does not include sales charges. Fund performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

We believe the GNMAs held in Franklin U.S. Government Securities Fund will continue to provide the higher income and lower volatility characteristics that make them an attractive component of an investor's overall asset allocation. We will continue to follow our disciplined portfolio management process, employing the same "plain-vanilla" investment approach that we believe has worked to our shareholders' advantage over the years.

/s/ JACK LEMEIN
Jack Lemein

/s/ ROGER A. BAYSTON
Roger A. Bayston

/s/ T. ANTHONY COFFEY
T. Anthony Coffey

Portfolio Management Team
Franklin U.S. Government Securities Fund

This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin U.S. Government
Securities Fund

PERFORMANCE SUMMARY AS OF 9/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                          CHANGE   9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$0.06   $6.99    $6.93

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                  $0.4101

CLASS B                          CHANGE   9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$0.05   $6.98    $6.93

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                  $0.3749

CLASS C                          CHANGE   9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$0.06   $6.97    $6.91

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                  $0.3745

CLASS R                          CHANGE   9/30/02  1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$0.18   $6.99    $6.81

DISTRIBUTIONS (1/1/02-9/30/02)
Dividend Income                  $0.2873

ADVISOR CLASS                    CHANGE   9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)            +$0.07   $7.01    $6.94

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                  $0.4182



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 9/30/02.

4. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 9/30/02.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +51.56% and +7.50%.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +7.06%   +39.83%  +91.95%
Average Annual Total Return(2)            +2.48%   +6.00%   +6.28%

Distribution Rate(3)             5.56%
30-Day Standardized Yield(4)     4.88%

                                                           INCEPTION
CLASS B                                   1-YEAR   3-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +6.37%   +25.50%  +25.82%
Average Annual Total Return(2)            +2.37%   +7.00%   +5.64%

Distribution Rate(3)             5.31%
30-Day Standardized Yield(4)     4.56%

                                                           INCEPTION
CLASS C                                   1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +6.53%   +36.28%  +64.81%
Average Annual Total Return(2)            +4.47%   +6.17%   +6.82%

Distribution Rate(3)             5.27%
30-Day Standardized Yield(4)     4.51%

                                                           INCEPTION
CLASS R                                                     (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return1                                    +7.03%
Aggregate Total Return(5)                                   +6.03%

Distribution Rate(3)             5.44%
30-Day Standardized Yield(4)     4.72%

ADVISOR CLASS(6)                          1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +7.33%   +40.75%  +94.17%

Average Annual Total Return(2)            +7.33%   +7.08%   +6.86%

Distribution Rate(3)             5.92%

30-Day Standardized Yield(4)     5.20%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

Total Return Index Comparison
for Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS A (10/1/92-9/30/02)

                                                   Lehman Brothers
                                   Franklin         Intermediate
                                U.S. Government    U.S. Government      Lipper GNMA
                                Securities Fund     Bond Index(7)      Funds Average           CPI(7)
---------------------------------------------------------------------------------------------------------------
 10/1/92                            $ 9,578            $10,000            $10,000            $10,000
 10/31/92                           $ 9,507            $ 9,880            $ 9,885            $10,035
 11/30/92                           $ 9,544            $ 9,839            $ 9,919            $10,049
 12/31/92                           $ 9,660            $ 9,966            $10,046            $10,042
 1/31/93                            $ 9,791            $10,152            $10,199            $10,091
 2/28/93                            $ 9,896            $10,301            $10,303            $10,127
 3/31/93                            $ 9,947            $10,339            $10,349            $10,162
 4/30/93                            $ 9,998            $10,420            $10,389            $10,190
 5/31/93                            $10,049            $10,392            $10,431            $10,205
 6/30/93                            $10,157            $10,542            $10,546            $10,219
 7/31/93                            $10,209            $10,563            $10,596            $10,219
 8/31/93                            $10,261            $10,721            $10,656            $10,248
 9/30/93                            $10,267            $10,765            $10,654            $10,269
 10/31/93                           $10,287            $10,791            $10,682            $10,311
 11/30/93                           $10,250            $10,737            $10,621            $10,318
 12/31/93                           $10,328            $10,781            $10,706            $10,318
 1/31/94                            $10,422            $10,887            $10,809            $10,346
 2/28/94                            $10,325            $10,738            $10,710            $10,381
 3/31/94                            $10,035            $10,581            $10,439            $10,417
 4/30/94                            $ 9,967            $10,513            $10,363            $10,431
 5/31/94                            $ 9,974            $10,520            $10,380            $10,439
 6/30/94                            $ 9,928            $10,522            $10,349            $10,474
 7/31/94                            $10,110            $10,660            $10,520            $10,502
 8/31/94                            $10,141            $10,691            $10,539            $10,544
 9/30/94                            $10,002            $10,602            $10,398            $10,573
 10/31/94                           $ 9,972            $10,604            $10,366            $10,580
 11/30/94                           $ 9,956            $10,557            $10,338            $10,594
 12/31/94                           $10,050            $10,591            $10,436            $10,594
 1/31/95                            $10,255            $10,764            $10,635            $10,636
 2/28/95                            $10,508            $10,972            $10,893            $10,679
 3/31/95                            $10,556            $11,032            $10,937            $10,714
 4/30/95                            $10,700            $11,160            $11,082            $10,750
 5/31/95                            $11,057            $11,475            $11,443            $10,771
 6/30/95                            $11,123            $11,548            $11,509            $10,793
 7/31/95                            $11,141            $11,554            $11,504            $10,793
 8/31/95                            $11,258            $11,650            $11,623            $10,821
 9/30/95                            $11,359            $11,728            $11,741            $10,842
 10/31/95                           $11,477            $11,857            $11,852            $10,878
 11/30/95                           $11,595            $12,002            $12,002            $10,870
 12/31/95                           $11,732            $12,120            $12,155            $10,863
 1/31/96                            $11,801            $12,222            $12,225            $10,927
 2/29/96                            $11,700            $12,093            $12,068            $10,962
 3/31/96                            $11,650            $12,037            $12,015            $11,019
 4/30/96                            $11,600            $12,002            $11,965            $11,062
 5/31/96                            $11,567            $11,996            $11,915            $11,083
 6/30/96                            $11,708            $12,119            $12,045            $11,090
 7/31/96                            $11,745            $12,156            $12,087            $11,111
 8/31/96                            $11,747            $12,169            $12,081            $11,132
 9/30/96                            $11,944            $12,326            $12,275            $11,167
 10/31/96                           $12,160            $12,529            $12,521            $11,203
 11/30/96                           $12,342            $12,680            $12,713            $11,224
 12/31/96                           $12,271            $12,612            $12,622            $11,224
 1/31/97                            $12,346            $12,660            $12,701            $11,260
 2/28/97                            $12,384            $12,680            $12,726            $11,295
 3/31/97                            $12,349            $12,608            $12,593            $11,323
 4/30/97                            $12,536            $12,750            $12,787            $11,337
 5/31/97                            $12,646            $12,850            $12,909            $11,330
 6/30/97                            $12,794            $12,960            $13,058            $11,344
 7/31/97                            $13,037            $13,200            $13,326            $11,357
 8/31/97                            $12,997            $13,150            $13,272            $11,379
 9/30/97                            $13,148            $13,293            $13,446            $11,407
 10/31/97                           $13,280            $13,449            $13,585            $11,436
 11/30/97                           $13,298            $13,478            $13,617            $11,429
 12/31/97                           $13,432            $13,587            $13,747            $11,415
 1/31/98                            $13,566            $13,764            $13,886            $11,437
 2/28/98                            $13,564            $13,749            $13,899            $11,459
 3/31/98                            $13,621            $13,791            $13,944            $11,481
 4/30/98                            $13,718            $13,858            $14,018            $11,501
 5/31/98                            $13,812            $13,953            $14,124            $11,522
 6/30/98                            $13,866            $14,047            $14,185            $11,536
 7/31/98                            $13,941            $14,100            $14,245            $11,550
 8/31/98                            $14,077            $14,367            $14,384            $11,564
 9/30/98                            $14,254            $14,701            $14,571            $11,577
 10/31/98                           $14,186            $14,726            $14,501            $11,605
 11/30/98                           $14,263            $14,681            $14,582            $11,605
 12/31/98                           $14,319            $14,738            $14,635            $11,598
 1/31/99                            $14,417            $14,804            $14,720            $11,626
 2/28/99                            $14,327            $14,601            $14,607            $11,640
 3/31/99                            $14,405            $14,698            $14,697            $11,675
 4/30/99                            $14,462            $14,737            $14,753            $11,760
 5/31/99                            $14,349            $14,648            $14,647            $11,760
 6/30/99                            $14,279            $14,668            $14,563            $11,760
 7/31/99                            $14,165            $14,670            $14,474            $11,795
 8/31/99                            $14,176            $14,690            $14,456            $11,824
 9/30/99                            $14,404            $14,816            $14,683            $11,881
 10/31/99                           $14,481            $14,846            $14,735            $11,902
 11/30/99                           $14,492            $14,856            $14,744            $11,909
 12/31/99                           $14,437            $14,810            $14,673            $11,909
 1/31/00                            $14,315            $14,760            $14,555            $11,945
 2/29/00                            $14,482            $14,883            $14,725            $12,015
 3/31/00                            $14,695            $15,052            $14,947            $12,114
 4/30/00                            $14,661            $15,046            $14,920            $12,121
 5/31/00                            $14,720            $15,087            $14,973            $12,136
 6/30/00                            $14,962            $15,327            $15,235            $12,199
 7/31/00                            $15,045            $15,428            $15,297            $12,227
 8/31/00                            $15,267            $15,601            $15,514            $12,227
 9/30/00                            $15,398            $15,736            $15,648            $12,290
 10/31/00                           $15,507            $15,845            $15,742            $12,311
 11/30/00                           $15,733            $16,078            $15,971            $12,319
 12/31/00                           $15,961            $16,361            $16,203            $12,311
 1/31/01                            $16,190            $16,578            $16,449            $12,389
 2/28/01                            $16,277            $16,731            $16,545            $12,438
 3/31/01                            $16,365            $16,851            $16,639            $12,467
 4/30/01                            $16,380            $16,798            $16,609            $12,517
 5/31/01                            $16,493            $16,866            $16,717            $12,573
 6/30/01                            $16,533            $16,920            $16,770            $12,594
 7/31/01                            $16,843            $17,237            $17,089            $12,559
 8/31/01                            $16,958            $17,390            $17,216            $12,559
 9/30/01                            $17,172            $17,761            $17,458            $12,616
 10/31/01                           $17,410            $18,038            $17,694            $12,573
 11/30/01                           $17,248            $17,823            $17,506            $12,551
 12/31/01                           $17,185            $17,737            $17,412            $12,503
 1/31/02                            $17,321            $17,814            $17,579            $12,531
 2/28/02                            $17,534            $17,962            $17,764            $12,581
 3/31/02                            $17,314            $17,690            $17,545            $12,652
 4/30/02                            $17,632            $18,021            $17,870            $12,723
 5/31/02                            $17,745            $18,147            $17,986            $12,723
 6/30/02                            $17,885            $18,374            $18,132            $12,730
 7/31/02                            $18,077            $18,720            $18,342            $12,744
 8/31/02                            $18,244            $18,933            $18,490            $12,786
 9/30/02                            $18,385            $19,259            $18,649            $12,808

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B (1/1/99-9/30/02)

                                                   Lehman Brothers
                                   Franklin         Intermediate
                                U.S. Government    U.S. Government      Lipper GNMA
                                Securities Fund     Bond Index(7)      Funds Average(7)        CPI(7)
---------------------------------------------------------------------------------------------------------------
1/1/99                              $10,000            $10,000            $10,000            $10,000
1/31/99                             $10,068            $10,045            $10,058            $10,024
2/28/99                             $ 9,986            $ 9,907            $ 9,981            $10,036
3/31/99                             $10,051            $ 9,973            $10,042            $10,066
4/30/99                             $10,087            $10,000            $10,081            $10,140
5/31/99                             $10,005            $ 9,939            $10,008            $10,140
6/30/99                             $ 9,936            $ 9,953            $ 9,951            $10,140
7/31/99                             $ 9,868            $ 9,954            $ 9,890            $10,170
8/31/99                             $ 9,856            $ 9,968            $ 9,877            $10,194
9/30/99                             $10,025            $10,053            $10,032            $10,243
10/31/99                            $10,074            $10,073            $10,069            $10,262
11/30/99                            $10,062            $10,080            $10,075            $10,268
12/31/99                            $10,019            $10,049            $10,026            $10,268
1/31/00                             $ 9,946            $10,015            $ 9,945            $10,299
2/29/00                             $10,042            $10,098            $10,061            $10,360
3/31/00                             $10,186            $10,213            $10,213            $10,444
4/30/00                             $10,174            $10,209            $10,195            $10,451
5/31/00                             $10,210            $10,237            $10,231            $10,463
6/30/00                             $10,373            $10,399            $10,410            $10,518
7/31/00                             $10,410            $10,468            $10,452            $10,542
8/31/00                             $10,560            $10,585            $10,601            $10,542
9/30/00                             $10,662            $10,677            $10,692            $10,597
10/31/00                            $10,717            $10,751            $10,756            $10,615
11/30/00                            $10,869            $10,909            $10,913            $10,621
12/31/00                            $11,021            $11,101            $11,071            $10,615
1/31/01                             $11,191            $11,249            $11,240            $10,682
2/28/01                             $11,230            $11,352            $11,305            $10,724
3/31/01                             $11,302            $11,434            $11,369            $10,749
4/30/01                             $11,291            $11,397            $11,349            $10,792
5/31/01                             $11,364            $11,444            $11,423            $10,841
6/30/01                             $11,403            $11,481            $11,459            $10,859
7/31/01                             $11,595            $11,696            $11,677            $10,829
8/31/01                             $11,669            $11,800            $11,763            $10,829
9/30/01                             $11,829            $12,051            $11,929            $10,877
10/31/01                            $11,970            $12,239            $12,090            $10,840
11/30/01                            $11,871            $12,093            $11,962            $10,822
12/31/01                            $11,806            $12,035            $11,897            $10,780
1/31/02                             $11,912            $12,087            $12,012            $10,804
2/28/02                             $12,035            $12,187            $12,138            $10,848
3/31/02                             $11,879            $12,003            $11,988            $10,908
4/30/02                             $12,092            $12,228            $12,210            $10,970
5/31/02                             $12,164            $12,313            $12,290            $10,970
6/30/02                             $12,254            $12,467            $12,389            $10,976
7/31/02                             $12,381            $12,702            $12,533            $10,988
8/31/02                             $12,490            $12,846            $12,634            $11,024
9/30/02                             $12,282            $13,067            $12,743            $11,043

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS C (5/1/95-9/30/02)

                                                   Lehman Brothers
                                   Franklin         Intermediate
                                U.S. Government    U.S. Government      Lipper GNMA
                                Securities Fund     Bond Index(7)      Funds Average(7)        CPI(7)
---------------------------------------------------------------------------------------------------------------
  5/1/95                            $9,896             $10,000            $10,000            $10,000
 5/31/95                            $10,194            $10,282            $10,326            $10,020
 6/30/95                            $10,249            $10,348            $10,386            $10,040
 7/31/95                            $10,260            $10,353            $10,381            $10,040
 8/31/95                            $10,362            $10,439            $10,489            $10,066
 9/30/95                            $10,454            $10,509            $10,595            $10,086
10/31/95                            $10,557            $10,624            $10,695            $10,120
11/30/95                            $10,661            $10,754            $10,830            $10,112
12/31/95                            $10,780            $10,861            $10,969            $10,105
 1/31/96                            $10,853            $10,952            $11,031            $10,165
 2/29/96                            $10,754            $10,836            $10,890            $10,198
 3/31/96                            $10,687            $10,786            $10,842            $10,251
 4/30/96                            $10,652            $10,755            $10,796            $10,291
 5/31/96                            $10,616            $10,749            $10,752            $10,310
 6/30/96                            $10,725            $10,859            $10,869            $10,316
 7/31/96                            $10,754            $10,892            $10,907            $10,336
 8/31/96                            $10,766            $10,904            $10,902            $10,356
 9/30/96                            $10,930            $11,045            $11,076            $10,389
10/31/96                            $11,123            $11,226            $11,299            $10,422
11/30/96                            $11,301            $11,362            $11,472            $10,442
12/31/96                            $11,214            $11,301            $11,389            $10,442
 1/31/97                            $11,294            $11,344            $11,461            $10,475
 2/28/97                            $11,307            $11,362            $11,484            $10,508
 3/31/97                            $11,269            $11,297            $11,363            $10,534
 4/30/97                            $11,434            $11,425            $11,538            $10,547
 5/31/97                            $11,546            $11,514            $11,649            $10,540
 6/30/97                            $11,675            $11,613            $11,783            $10,553
 7/31/97                            $11,892            $11,828            $12,025            $10,565
 8/31/97                            $11,833            $11,783            $11,977            $10,586
 9/30/97                            $11,966            $11,911            $12,134            $10,612
10/31/97                            $12,081            $12,051            $12,259            $10,639
11/30/97                            $12,091            $12,077            $12,288            $10,632
12/31/97                            $12,208            $12,175            $12,405            $10,619
 1/31/98                            $12,324            $12,333            $12,530            $10,640
 2/28/98                            $12,317            $12,320            $12,542            $10,660
 3/31/98                            $12,363            $12,358            $12,583            $10,680
 4/30/98                            $12,446            $12,417            $12,649            $10,699
 5/31/98                            $12,526            $12,503            $12,745            $10,719
 6/30/98                            $12,569            $12,587            $12,800            $10,731
 7/31/98                            $12,632            $12,634            $12,854            $10,744
 8/31/98                            $12,749            $12,873            $12,980            $10,757
 9/30/98                            $12,905            $13,173            $13,149            $10,770
10/31/98                            $12,819            $13,196            $13,086            $10,796
11/30/98                            $12,901            $13,155            $13,159            $10,796
12/31/98                            $12,946            $13,206            $13,206            $10,789
 1/31/99                            $13,028            $13,265            $13,283            $10,815
 2/28/99                            $12,941            $13,084            $13,181            $10,828
 3/31/99                            $13,006            $13,170            $13,262            $10,861
 4/30/99                            $13,051            $13,206            $13,313            $10,940
 5/31/99                            $12,943            $13,125            $13,217            $10,940
 6/30/99                            $12,874            $13,143            $13,142            $10,940
 7/31/99                            $12,765            $13,145            $13,061            $10,973
 8/31/99                            $12,770            $13,163            $13,044            $10,999
 9/30/99                            $12,970            $13,276            $13,249            $11,052
10/31/99                            $13,033            $13,303            $13,297            $11,072
11/30/99                            $13,037            $13,312            $13,305            $11,079
12/31/99                            $12,982            $13,271            $13,241            $11,079
 1/31/00                            $12,867            $13,226            $13,134            $11,112
 2/29/00                            $13,012            $13,335            $13,287            $11,177
 3/31/00                            $13,198            $13,488            $13,488            $11,269
 4/30/00                            $13,161            $13,482            $13,464            $11,276
 5/31/00                            $13,208            $13,519            $13,511            $11,289
 6/30/00                            $13,420            $13,733            $13,747            $11,348
 7/31/00                            $13,468            $13,824            $13,804            $11,374
 8/31/00                            $13,662            $13,979            $14,000            $11,374
 9/30/00                            $13,795            $14,101            $14,120            $11,433
10/31/00                            $13,886            $14,198            $14,205            $11,453
11/30/00                            $14,062            $14,407            $14,412            $11,460
12/31/00                            $14,260            $14,660            $14,621            $11,453
 1/31/01                            $14,480            $14,855            $14,843            $11,525
 2/28/01                            $14,530            $14,992            $14,930            $11,571
 3/31/01                            $14,624            $15,100            $15,015            $11,598
 4/30/01                            $14,631            $15,051            $14,988            $11,644
 5/31/01                            $14,704            $15,113            $15,085            $11,696
 6/30/01                            $14,755            $15,161            $15,133            $11,716
 7/31/01                            $15,004            $15,445            $15,421            $11,683
 8/31/01                            $15,100            $15,582            $15,535            $11,683
 9/30/01                            $15,307            $15,914            $15,754            $11,736
10/31/01                            $15,490            $16,163            $15,967            $11,696
11/30/01                            $15,361            $15,970            $15,797            $11,676
12/31/01                            $15,276            $15,894            $15,712            $11,631
 1/31/02                            $15,413            $15,962            $15,863            $11,657
 2/28/02                            $15,573            $16,094            $16,029            $11,704
 3/31/02                            $15,370            $15,851            $15,832            $11,770
 4/30/02                            $15,647            $16,148            $16,125            $11,836
 5/31/02                            $15,741            $16,261            $16,230            $11,836
 6/30/02                            $15,858            $16,464            $16,361            $11,843
 7/31/02                            $16,023            $16,774            $16,551            $11,856
 8/31/02                            $16,165            $16,965            $16,685            $11,895
 9/30/02                            $16,310            $17,257            $16,829            $11,915



Past performance does not guarantee future results.

AGGREGATE TOTAL RETURN(5)
---------------------------
CLASS R             9/30/02
Since Inception
(1/1/02)              +6.03%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS R (1/1/02-9/30/02)

                                                   Lehman Brothers
                                   Franklin         Intermediate
                                U.S. Government    U.S. Government      Lipper GNMA
                                Securities Fund     Bond Index(7)      Funds Average(7)        CPI(7)
---------------------------------------------------------------------------------------------------------------
1/1/02                           $10,000               $10,000            $10,000            $10,000
1/31/02                          $10,079               $10,043            $10,096            $10,023
2/28/02                          $10,185               $10,126            $10,202            $10,063
3/31/02                          $10,068               $ 9,973            $10,077            $10,119
4/30/02                          $10,250               $10,160            $10,263            $10,176
5/31/02                          $10,312               $10,231            $10,330            $10,176
6/30/02                          $10,390               $10,359            $10,413            $10,182
7/31/02                          $10,499               $10,554            $10,534            $10,193
8/31/02                          $10,593               $10,674            $10,619            $10,227
9/30/02                          $10,603               $10,858            $10,711            $10,244

AVERAGE ANNUAL TOTAL RETURN
---------------------------
ADVISOR CLASS(8)    9/30/02
1-Year               +7.33%
5-Year               +7.08%
10-Year              +6.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
ADVISOR CLASS (10/1/92-9/30/02)(8)

                                                   Lehman Brothers
                                   Franklin         Intermediate
                                U.S. Government    U.S. Government      Lipper GNMA
                                Securities Fund     Bond Index(7)      Funds Average           CPI(7)
---------------------------------------------------------------------------------------------------------------
10/1/92                             $10,000            $10,000            $10,000            $10,000
10/31/92                            $ 9,926            $ 9,880            $ 9,885            $10,035
11/30/92                            $ 9,964            $ 9,839            $ 9,919            $10,049
12/31/92                            $10,086            $ 9,966            $10,046            $10,042
1/31/93                             $10,223            $10,152            $10,199            $10,091
2/28/93                             $10,333            $10,301            $10,303            $10,127
3/31/93                             $10,385            $10,339            $10,349            $10,162
4/30/93                             $10,439            $10,420            $10,389            $10,190
5/31/93                             $10,492            $10,392            $10,431            $10,205
6/30/93                             $10,605            $10,542            $10,546            $10,219
7/31/93                             $10,659            $10,563            $10,596            $10,219
8/31/93                             $10,714            $10,721            $10,656            $10,248
9/30/93                             $10,720            $10,765            $10,654            $10,269
10/31/93                            $10,741            $10,791            $10,682            $10,311
11/30/93                            $10,702            $10,737            $10,621            $10,318
12/31/93                            $10,784            $10,781            $10,706            $10,318
1/31/94                             $10,881            $10,887            $10,809            $10,346
2/28/94                             $10,780            $10,738            $10,710            $10,381
3/31/94                             $10,477            $10,581            $10,439            $10,417
4/30/94                             $10,407            $10,513            $10,363            $10,431
5/31/94                             $10,413            $10,520            $10,380            $10,439
6/30/94                             $10,366            $10,522            $10,349            $10,474
7/31/94                             $10,556            $10,660            $10,520            $10,502
8/31/94                             $10,587            $10,691            $10,539            $10,544
9/30/94                             $10,443            $10,602            $10,398            $10,573
10/31/94                            $10,411            $10,604            $10,366            $10,580
11/30/94                            $10,395            $10,557            $10,338            $10,594
12/31/94                            $10,493            $10,591            $10,436            $10,594
1/31/95                             $10,707            $10,764            $10,635            $10,636
2/28/95                             $10,972            $10,972            $10,893            $10,679
3/31/95                             $11,021            $11,032            $10,937            $10,714
4/30/95                             $11,172            $11,160            $11,082            $10,750
5/31/95                             $11,544            $11,475            $11,443            $10,771
6/30/95                             $11,614            $11,548            $11,509            $10,793
7/31/95                             $11,632            $11,554            $11,504            $10,793
8/31/95                             $11,754            $11,650            $11,623            $10,821
9/30/95                             $11,859            $11,728            $11,741            $10,842
10/31/95                            $11,983            $11,857            $11,852            $10,878
11/30/95                            $12,106            $12,002            $12,002            $10,870
12/31/95                            $12,249            $12,120            $12,155            $10,863
1/31/96                             $12,321            $12,222            $12,225            $10,927
2/29/96                             $12,216            $12,093            $12,068            $10,962
3/31/96                             $12,164            $12,037            $12,015            $11,019
4/30/96                             $12,111            $12,002            $11,965            $11,062
5/31/96                             $12,077            $11,996            $11,915            $11,083
6/30/96                             $12,225            $12,119            $12,045            $11,090
7/31/96                             $12,263            $12,156            $12,087            $11,111
8/31/96                             $12,264            $12,169            $12,081            $11,132
9/30/96                             $12,470            $12,326            $12,275            $11,167
10/31/96                            $12,696            $12,529            $12,521            $11,203
11/30/96                            $12,886            $12,680            $12,713            $11,224
12/31/96                            $12,812            $12,612            $12,622            $11,224
1/31/97                             $12,909            $12,660            $12,701            $11,260
2/28/97                             $12,931            $12,680            $12,726            $11,295
3/31/97                             $12,895            $12,608            $12,593            $11,323
4/30/97                             $13,111            $12,750            $12,787            $11,337
5/31/97                             $13,226            $12,850            $12,909            $11,330
6/30/97                             $13,382            $12,960            $13,058            $11,344
7/31/97                             $13,637            $13,200            $13,326            $11,357
8/31/97                             $13,577            $13,150            $13,272            $11,379
9/30/97                             $13,755            $13,293            $13,446            $11,407
10/31/97                            $13,875            $13,449            $13,585            $11,436
11/30/97                            $13,914            $13,478            $13,617            $11,429
12/31/97                            $14,056            $13,587            $13,747            $11,415
1/31/98                             $14,177            $13,764            $13,886            $11,437
2/28/98                             $14,196            $13,749            $13,899            $11,459
3/31/98                             $14,257            $13,791            $13,944            $11,481
4/30/98                             $14,339            $13,858            $14,018            $11,501
5/31/98                             $14,459            $13,953            $14,124            $11,522
6/30/98                             $14,517            $14,047            $14,185            $11,536
7/31/98                             $14,575            $14,100            $14,245            $11,550
8/31/98                             $14,718            $14,367            $14,384            $11,564
9/30/98                             $14,926            $14,701            $14,571            $11,577
10/31/98                            $14,835            $14,726            $14,501            $11,605
11/30/98                            $14,937            $14,681            $14,582            $11,605
12/31/98                            $14,997            $14,738            $14,635            $11,598
1/31/99                             $15,101            $14,804            $14,720            $11,626
2/28/99                             $14,986            $14,601            $14,607            $11,640
3/31/99                             $15,070            $14,698            $14,697            $11,675
4/30/99                             $15,153            $14,737            $14,753            $11,760
5/31/99                             $15,036            $14,648            $14,647            $11,760
6/30/99                             $14,941            $14,668            $14,563            $11,760
7/31/99                             $14,846            $14,670            $14,474            $11,795
8/31/99                             $14,836            $14,690            $14,456            $11,824
9/30/99                             $15,099            $14,816            $14,683            $11,881
10/31/99                            $15,181            $14,846            $14,735            $11,902
11/30/99                            $15,171            $14,856            $14,744            $11,909
12/31/99                            $15,115            $14,810            $14,673            $11,909
1/31/00                             $15,012            $14,760            $14,555            $11,945
2/29/00                             $15,165            $14,883            $14,725            $12,015
3/31/00                             $15,390            $15,052            $14,947            $12,114
4/30/00                             $15,380            $15,046            $14,920            $12,121
5/31/00                             $15,443            $15,087            $14,973            $12,136
6/30/00                             $15,698            $15,327            $15,235            $12,199
7/31/00                             $15,761            $15,428            $15,297            $12,227
8/31/00                             $15,996            $15,601            $15,514            $12,227
9/30/00                             $16,159            $15,736            $15,648            $12,290
10/31/00                            $16,274            $15,845            $15,742            $12,311
11/30/00                            $16,488            $16,078            $15,971            $12,319
12/31/00                            $16,754            $16,361            $16,203            $12,311
1/31/01                             $16,995            $16,578            $16,449            $12,389
2/28/01                             $17,063            $16,731            $16,545            $12,438
3/31/01                             $17,181            $16,851            $16,639            $12,467
4/30/01                             $17,199            $16,798            $16,609            $12,517
5/31/01                             $17,292            $16,866            $16,717            $12,573
6/30/01                             $17,385            $16,920            $16,770            $12,594
7/31/01                             $17,686            $17,237            $17,089            $12,559
8/31/01                             $17,808            $17,390            $17,216            $12,559
9/30/01                             $18,035            $17,761            $17,458            $12,616
10/31/01                            $18,285            $18,038            $17,694            $12,573
11/30/01                            $18,144            $17,823            $17,506            $12,551
12/31/01                            $18,054            $17,737            $17,412            $12,503
1/31/02                             $18,199            $17,814            $17,579            $12,531
2/28/02                             $18,423            $17,962            $17,764            $12,581
3/31/02                             $18,194            $17,690            $17,545            $12,652
4/30/02                             $18,530            $18,021            $17,870            $12,723
5/31/02                             $18,650            $18,147            $17,986            $12,723
6/30/02                             $18,798            $18,374            $18,132            $12,730
7/31/02                             $19,002            $18,720            $18,342            $12,744
8/31/02                             $19,179            $18,933            $18,490            $12,786
9/30/02                             $19,417            $19,259            $18,649            $12,808




7. Sources: Standard & Poor's Micropal; Lipper, Inc. The Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. As of 9/30/02, the Lipper GNMA Funds Average consisted of 65 mutual funds. The Lipper average does not include sales charges. Fund performance relative to the average might have differed if such charges had been considered.
8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN UTILITIES FUND

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth
& Income
Income
Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN UTILITIES FUND SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME FROM A PORTFOLIO OF PUBLIC UTILITY INDUSTRY SECURITIES.
--------------------------------------------------------------------------------

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2002. Although the headlines relating to the California electricity crisis receded from the front pages, falling wholesale electricity prices and Enron's demise made for an even more challenging environment for electric utility stocks. Additionally, the slowing U.S. economic environment negatively affected most stock market sectors during the period.

The news of accounting abuse and market manipulation by Enron, previously the largest energy trader, significantly impacted electric utility stocks. During the same time, wholesale power prices fell to historically low levels largely due to excessive generating capacity supply and weak economic conditions. In response to the Enron debacle and declining electricity commodity prices, credit rating agencies swiftly moved to reassess utility sector credit and liquidity standards, and investors seemed to shy away from companies with opaque financial statements and non-regulated energy generation and trading operations. Largely as a result of these developments, many companies began to take significant action to improve their credit profiles and increase financial disclosure. Despite early concerns, nascent competitive commodity markets proved extremely resilient as leading wholesale merchants moved to fill the void left by Enron's downfall. We view these activities as possibly laying the foundation for a sector recovery.

Throughout this challenging period, we adhered to our conservative strategy, focusing on high-quality, integrated electric utility companies with what we believe are sound financial profiles and strong business prospects. Electric utility stocks remained at attractive valuations compared with the overall equity market on a price-to-earnings basis. Within this environment, Franklin Utilities Fund - Class A delivered a -12.49% cumulative total return for the 12 months ended September 30, 2002, as shown in the Performance Summary beginning on page 37. The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P
500), returned -20.47% for the same period.(1)

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 71.

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based On Total Net Assets
9/30/02

STOCKS 77.0%
CONVERTIBLE SECURITIES 11.5%
BONDS 10.7%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS 0.8%

Although disappointed with the Fund's absolute return, we are pleased with our outperformance versus the Lipper Utility Funds Average, composed of 93 utility funds on September 30, 2002, which returned -30.19% for the 12-month period.2

In the electricity sector, we positioned the Fund toward those companies we believe have attractive financial and operating positions. One such company is FPL Group, our largest Fund holding on September 30, 2002. With its A credit rating, FPL appears to have one of the strongest balance sheets in the industry. In our opinion, the company also has one of the highest quality, core electric utility franchises, with a solid track record of operating efficiency. Florida's recent rate reduction initiative was favorable for FPL and could provide for attractive earnings visibility through 2005. During the reporting period, we initiated positions in several companies, including Allete, Energen, Questar and ScottishPower.

Going forward, we will continue to search for the best return opportunities in the global utilities arena, with a specific focus on the U.S. electricity sector. We remain confident in the near-term earnings capability of this sector's companies and their ability to perform well throughout the economic cycle. Despite the challenges the industry experienced during the reporting period, we have a favorable long-term outlook for the industry. We believe the Fund is well-positioned to benefit from investors' increasingly skeptical view of corporate profit growth given that regulated utilities offer investors earnings quality and consistency. Federal policymakers appear committed to providing new incentives for investing in our nation's energy infrastructure. In the meantime, other states seem to be learning from California's experiences in dealing with their own deregulation plans.

TOP 10 HOLDINGS
Franklin Utilities Fund
9/30/02

            % of Total
Company     Net Assets
----------------------
FPL Group Inc.    5.8%

Entergy Corp.     5.7%

Exelon Corp.      4.7%

TXU Corp.         4.6%

Southern Co.      4.5%

American Electric
Power Co. Inc.    4.4%

FirstEnergy Corp. 4.3%

Dominion
Resources Inc.    4.2%

Cinergy Corp.     3.9%

Progress
Energy Inc.       3.7%

/s/ JOHN C. KOHLI
John C. Kohli
Portfolio Manager
Franklin Utilities Fund

2. Source: Lipper Inc. Lipper averages do not include sales charges. Fund performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/02

                                                         FRANKLIN UTILITIES FUND

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. The performance table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE   9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.06   $7.96    $10.02

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                         $0.4480
Short-Term Capital Gain                 $0.0496
Long-Term Capital Gain                  $0.4173
                                        -------
        Total                           $0.9149

CLASS B                                 CHANGE     9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.06    $7.96    $10.02

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                         $0.4063
Short-Term Capital Gain                 $0.0496
Long-Term Capital Gain                  $0.4173
                                        -------
        Total                           $0.8732

CLASS C                                 CHANGE     9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.06    $7.95    $10.01

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                         $0.4053
Short-Term Capital Gain                 $0.0496
Long-Term Capital Gain                  $0.4173
                                        -------
        Total                           $0.8722

CLASS R                                 CHANGE     9/30/02  1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.85    $7.96     $9.81
DISTRIBUTIONS (1/1/02-9/30/02)
Dividend Income                         $0.3155

ADVISOR CLASS                           CHANGE     9/30/02  9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.06    $7.99    $10.05

DISTRIBUTIONS (10/1/01-9/30/02)
Dividend Income                         $0.4617
Short-Term Capital Gain                 $0.0496
Long-Term Capital Gain                  $0.4173
                                        -------
        Total                           $0.9286


Franklin Utilities Fund paid distributions derived from long-term capital gains of 41.73 cents ($0.4173) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 9/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/02.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.60% and +4.47%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -12.49%  +16.17%   +68.61%
Average Annual Total Return(2)            -16.17%   +2.14%    +4.90%
Value of $10,000 Investment(3)            $8,383  $11,119   $16,141

Distribution Rate(4)             5.39%
30-Day Standardized Yield(5)     5.37%

                                                          INCEPTION
CLASS B                                   1-YEAR   3-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -12.88%   +2.90%    -7.77%
Average Annual Total Return(2)            -16.06%   +0.14%    -2.75%
Value of $10,000 Investment(3)            $8,394  $10,041    $9,008

Distribution Rate(4)             5.20%
30-Day Standardized Yield(5)     5.07%

                                                          INCEPTION
CLASS C                                   1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -12.90%  +13.40%   +52.70%
Average Annual Total Return(2)            -14.55%   +2.34%    +5.73%
Value of $10,000 Investment(3)            $8,545  $11,228   $15,117

Distribution Rate(4)             5.14%
30-Day Standardized Yield5       5.02%

                                                          INCEPTION
CLASS R                                                     (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   -16.01%
Aggregate Total Return(6)                                    -16.82%
Value of $10,000 Investment(3)                               $8,318

Distribution Rate(4)             5.44%
30-Day Standardized Yield(5)     5.23%

ADVISOR CLASS                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -12.32%  +17.33%   +71.90%
Average Annual Total Return(2)           -12.32%   +3.25%    +5.57%
Value of $10,000 Investment(3)            $8,768  $11,733   $17,190

Distribution Rate(4)             5.76%
30-Day Standardized Yield(5)     5.73%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS A (10/1/92-9/30/02)

                      FRANKLIN UTILITIES FUND -
        DATE                   CLASS A                S&P 500(8)
-------------------------------------------------------------------
       10/1/92                  $9,573                $10,000
      10/31/92                  $9,473                $10,034
      11/30/92                  $9,483                $10,375
      12/31/92                  $9,744                $10,503
       1/31/93                  $9,926                $10,591
       2/28/93                 $10,460                $10,735
       3/31/93                 $10,540                $10,962
       4/30/93                 $10,540                $10,696
       5/31/93                 $10,530                $10,982
       6/30/93                 $10,786                $11,014
       7/31/93                 $11,014                $10,970
       8/31/93                 $11,345                $11,385
       9/30/93                 $11,304                $11,298
      10/31/93                 $11,241                $11,532
      11/30/93                 $10,727                $11,422
      12/31/93                 $10,867                $11,560
       1/31/94                 $10,653                $11,953
       2/28/94                 $10,131                $11,629
       3/31/94                  $9,785                $11,123
       4/30/94                  $9,926                $11,266
       5/31/94                  $9,374                $11,450
       6/30/94                  $9,067                $11,169
       7/31/94                  $9,473                $11,535
       8/31/94                  $9,528                $12,007
       9/30/94                  $9,286                $11,714
      10/31/94                  $9,453                $11,977
      11/30/94                  $9,565                $11,541
      12/31/94                  $9,597                $11,711
       1/31/95                 $10,163                $12,015
       2/28/95                 $10,152                $12,482
       3/31/95                 $10,005                $12,850
       4/30/95                 $10,224                $13,228
       5/31/95                 $10,810                $13,756
       6/30/95                 $10,812                $14,075
       7/31/95                 $10,777                $14,541
       8/31/95                 $10,940                $14,577
       9/30/95                 $11,532                $15,192
      10/31/95                 $11,769                $15,138
      11/30/95                 $11,958                $15,801
      12/31/95                 $12,541                $16,106
       1/31/96                 $12,746                $16,653
       2/29/96                 $12,420                $16,808
       3/31/96                 $12,408                $16,970
       4/30/96                 $11,993                $17,219
       5/31/96                 $12,127                $17,662
       6/30/96                 $12,773                $17,729
       7/31/96                 $12,067                $16,945
       8/31/96                 $12,240                $17,303
       9/30/96                 $12,218                $18,275
      10/31/96                 $12,619                $18,779
      11/30/96                 $12,795                $20,197
      12/31/96                 $12,795                $19,797
       1/31/97                 $12,861                $21,033
       2/28/97                 $12,968                $21,199
       3/31/97                 $12,605                $20,330
       4/30/97                 $12,511                $21,541
       5/31/97                 $12,902                $22,851
       6/30/97                 $13,327                $23,875
       7/31/97                 $13,641                $25,773
       8/31/97                 $13,340                $24,330
       9/30/97                 $13,894                $25,660
      10/31/97                 $13,963                $24,803
      11/30/97                 $14,890                $25,952
      12/31/97                 $15,981                $26,398
       1/31/98                 $15,364                $26,689
       2/28/98                 $15,608                $28,613
       3/31/98                 $16,583                $30,078
       4/30/98                 $15,987                $30,382
       5/31/98                 $15,783                $29,859
       6/30/98                 $16,163                $31,071
       7/31/98                 $15,575                $30,742
       8/31/98                 $16,104                $26,303
       9/30/98                 $16,910                $27,989
      10/31/98                 $16,597                $30,264
      11/30/98                 $16,776                $32,098
      12/31/98                 $17,191                $33,947
       1/31/99                 $16,276                $35,366
       2/28/99                 $15,500                $34,266
       3/31/99                 $15,235                $35,637
       4/30/99                 $16,194                $37,016
       5/31/99                 $16,933                $36,142
       6/30/99                 $16,332                $38,148
       7/31/99                 $16,093                $36,958
       8/31/99                 $16,061                $36,773
       9/30/99                 $15,466                $35,766
      10/31/99                 $15,740                $38,030
      11/30/99                 $14,820                $38,802
      12/31/99                 $14,612                $41,087
       1/31/00                 $15,445                $39,025
       2/29/00                 $14,305                $38,287
       3/31/00                 $14,792                $42,031
       4/30/00                 $15,671                $40,766
       5/31/00                 $15,878                $39,931
       6/30/00                 $15,166                $40,917
       7/31/00                 $15,794                $40,279
       8/31/00                 $17,469                $42,780
       9/30/00                 $19,219                $40,521
      10/31/00                 $19,131                $40,351
      11/30/00                 $19,819                $37,171
      12/31/00                 $20,692                $37,353
       1/31/01                 $18,568                $38,679
       2/28/01                 $19,657                $35,156
       3/31/01                 $19,912                $32,930
       4/30/01                 $20,742                $35,486
       5/31/01                 $20,850                $35,724
       6/30/01                 $19,799                $34,855
       7/31/01                 $19,107                $34,514
       8/31/01                 $19,362                $32,357
       9/30/01                 $18,444                $29,746
      10/31/01                 $18,462                $30,314
      11/30/01                 $18,297                $32,639
      12/31/01                 $19,019                $32,926
       1/31/02                 $18,784                $32,445
       2/28/02                 $18,726                $31,819
       3/31/02                 $19,795                $33,015
       4/30/02                 $19,656                $31,015
       5/31/02                 $19,182                $30,788
       6/30/02                 $18,330                $28,596
       7/31/02                 $16,749                $26,369
       8/31/02                 $17,409                $26,540
       9/30/02                 $16,141                $23,658

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B (1/1/99-9/30/02)

                           FRANKLIN UTILITIES FUND -
           DATE                     CLASS B               S&P 500(8)
-----------------------------------------------------------------------
          1/1/99                    $10,000               $10,000
         1/31/99                    $9,468                $10,418
         2/28/99                    $9,016                $10,094
         3/31/99                    $8,859                $10,498
         4/30/99                    $9,416                $10,904
         5/31/99                    $9,845                $10,647
         6/30/99                    $9,487                $11,238
         7/31/99                    $9,339                $10,887
         8/31/99                    $9,321                $10,833
         9/30/99                    $8,964                $10,536
         10/31/99                   $9,133                $11,203
         11/30/99                   $8,600                $11,430
         12/31/99                   $8,479                $12,103
         1/31/00                    $8,961                $11,496
         2/29/00                    $8,282                $11,278
         3/31/00                    $8,572                $12,381
         4/30/00                    $9,071                $12,009
         5/31/00                    $9,190                $11,763
         6/30/00                    $8,768                $12,053
         7/31/00                    $9,131                $11,865
         8/31/00                    $10,088               $12,602
         9/30/00                    $11,097               $11,937
         10/31/00                   $11,035               $11,886
         11/30/00                   $11,433               $10,950
         12/31/00                   $11,932               $11,003
         1/31/01                    $10,708               $11,394
         2/28/01                    $11,325               $10,356
         3/31/01                    $11,468               $9,700
         4/30/01                    $11,936               $10,453
         5/31/01                    $11,998               $10,523
         6/30/01                    $11,390               $10,268
         7/31/01                    $10,982               $10,167
         8/31/01                    $11,128               $9,532
         9/30/01                    $10,588               $8,762
         10/31/01                   $10,599               $8,930
         11/30/01                   $10,504               $9,615
         12/31/01                   $10,916               $9,699
         1/31/02                    $10,770               $9,558
         2/28/02                    $10,737               $9,373
         3/31/02                    $11,336               $9,726
         4/30/02                    $11,257               $9,136
         5/31/02                    $10,985               $9,069
         6/30/02                    $10,498               $8,424
         7/31/02                    $9,570                $7,768
         8/31/02                    $9,948                $7,818
         9/30/02                    $9,008                $6,969

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS C (5/1/95-9/30/02)

                             FRANKLIN UTILITIES FUND -
           DATE                       CLASS C                  S&P 500(8)
------------------------------------------------------------------------------
          5/1/95                       $9,899                  $10,000
          5/31/95                     $10,492                  $10,399
          6/30/95                     $10,500                  $10,640
          7/31/95                     $10,454                  $10,992
          8/31/95                     $10,613                  $11,020
          9/30/95                     $11,188                  $11,485
         10/31/95                     $11,406                  $11,444
         11/30/95                     $11,578                  $11,945
         12/31/95                     $12,150                  $12,175
          1/31/96                     $12,325                  $12,589
          2/29/96                     $12,021                  $12,706
          3/31/96                     $12,005                  $12,828
          4/30/96                     $11,603                  $13,017
          5/31/96                     $11,721                  $13,352
          6/30/96                     $12,331                  $13,402
          7/31/96                     $11,648                  $12,810
          8/31/96                     $11,816                  $13,080
          9/30/96                     $11,791                  $13,815
         10/31/96                     $12,167                  $14,197
         11/30/96                     $12,337                  $15,268
         12/31/96                     $12,333                  $14,966
          1/31/97                     $12,397                  $15,900
          2/28/97                     $12,487                  $16,026
          3/31/97                     $12,125                  $15,369
          4/30/97                     $12,034                  $16,285
          5/31/97                     $12,398                  $17,275
          6/30/97                     $12,804                  $18,049
          7/31/97                     $13,106                  $19,483
          8/31/97                     $12,804                  $18,392
          9/30/97                     $13,331                  $19,398
         10/31/97                     $13,397                  $18,750
         11/30/97                     $14,275                  $19,619
         12/31/97                     $15,320                  $19,956
          1/31/98                     $14,727                  $20,176
          2/28/98                     $14,948                  $21,630
          3/31/98                     $15,875                  $22,738
          4/30/98                     $15,304                  $22,967
          5/31/98                     $15,096                  $22,572
          6/30/98                     $15,454                  $23,489
          7/31/98                     $14,891                  $23,240
          8/31/98                     $15,383                  $19,884
          9/30/98                     $16,163                  $21,159
         10/31/98                     $15,849                  $22,879
         11/30/98                     $16,006                  $24,265
         12/31/98                     $16,398                  $25,663
          1/31/99                     $15,524                  $26,736
          2/28/99                     $14,784                  $25,904
          3/31/99                     $14,528                  $26,940
          4/30/99                     $15,428                  $27,983
          5/31/99                     $16,132                  $27,322
          6/30/99                     $15,542                  $28,839
          7/31/99                     $15,299                  $27,939
          8/31/99                     $15,269                  $27,799
          9/30/99                     $14,698                  $27,038
         10/31/99                     $14,958                  $28,749
         11/30/99                     $14,069                  $29,333
         12/31/99                     $13,865                  $31,060
          1/31/00                     $14,657                  $29,501
          2/29/00                     $13,558                  $28,944
          3/31/00                     $14,033                  $31,774
          4/30/00                     $14,851                  $30,818
          5/31/00                     $15,047                  $30,186
          6/30/00                     $14,353                  $30,932
          7/31/00                     $14,949                  $30,449
          8/31/00                     $16,520                  $32,340
          9/30/00                     $18,174                  $30,633
         10/31/00                     $18,073                  $30,504
         11/30/00                     $18,725                  $28,100
         12/31/00                     $19,543                  $28,238
          1/31/01                     $17,535                  $29,240
          2/28/01                     $18,547                  $26,576
          3/31/01                     $18,783                  $24,894
          4/30/01                     $19,549                  $26,826
          5/31/01                     $19,651                  $27,006
          6/30/01                     $18,654                  $26,349
          7/31/01                     $17,984                  $26,091
          8/31/01                     $18,224                  $24,461
          9/30/01                     $17,356                  $22,487
         10/31/01                     $17,373                  $22,916
         11/30/01                     $17,200                  $24,674
         12/31/01                     $17,875                  $24,891
          1/31/02                     $17,654                  $24,527
          2/28/02                     $17,599                  $24,054
          3/31/02                     $18,582                  $24,959
          4/30/02                     $18,433                  $23,446
          5/31/02                     $17,987                  $23,275
          6/30/02                     $17,187                  $21,618
          7/31/02                     $15,684                  $19,934
          8/31/02                     $16,304                  $20,063
          9/30/02                     $15,117                  $17,884


Past performance does not guarantee future results.

AGGREGATE TOTAL RETURN(6)
Class R           9/30/02
-------------------------
Since Inception
(1/1/02)          -16.82%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS 4 (1/1/02-9/30/02)

                          FRANKLIN UTILITIES FUND -
          DATE                     CLASS R                  S&P 500(8)
---------------------------------------------------------------------------
         1/1/02                    $10,000                  $10,000
        1/31/02                     $9,876                   $9,854
        2/28/02                     $9,845                   $9,664
        3/31/02                    $10,388                  $10,027
        4/30/02                    $10,315                   $9,420
        5/31/02                    $10,066                   $9,351
        6/30/02                     $9,621                   $8,685
        7/31/02                     $8,791                   $8,008
        8/31/02                     $9,127                   $8,060
        9/30/02                     $8,318                   $7,185

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
ADVISOR CLASS (10/1/92-9/30/02)(9)

                           FRANKLIN UTILITIES FUND -
           DATE                  ADVISOR CLASS             S&P 500(8)
------------------------------------------------------------------------
         10/1/92                    $10,000                $10,000
         10/31/92                    $9,896                $10,034
         11/30/92                    $9,907                $10,375
         12/31/92                   $10,179                $10,503
         1/31/93                    $10,369                $10,591
         2/28/93                    $10,927                $10,735
         3/31/93                    $11,010                $10,962
         4/30/93                    $11,010                $10,696
         5/31/93                    $11,000                $10,982
         6/30/93                    $11,267                $11,014
         7/31/93                    $11,505                $10,970
         8/31/93                    $11,852                $11,385
         9/30/93                    $11,808                $11,298
         10/31/93                   $11,743                $11,532
         11/30/93                   $11,206                $11,422
         12/31/93                   $11,352                $11,560
         1/31/94                    $11,129                $11,953
         2/28/94                    $10,583                $11,629
         3/31/94                    $10,222                $11,123
         4/30/94                    $10,369                $11,266
         5/31/94                     $9,793                $11,450
         6/30/94                     $9,472                $11,169
         7/31/94                     $9,896                $11,535
         8/31/94                     $9,953                $12,007
         9/30/94                     $9,701                $11,714
         10/31/94                    $9,875                $11,977
         11/30/94                    $9,992                $11,541
         12/31/94                   $10,025                $11,711
         1/31/95                    $10,617                $12,015
         2/28/95                    $10,605                $12,482
         3/31/95                    $10,452                $12,850
         4/30/95                    $10,680                $13,228
         5/31/95                    $11,293                $13,756
         6/30/95                    $11,294                $14,075
         7/31/95                    $11,258                $14,541
         8/31/95                    $11,428                $14,577
         9/30/95                    $12,047                $15,192
         10/31/95                   $12,294                $15,138
         11/30/95                   $12,492                $15,801
         12/31/95                   $13,100                $16,106
         1/31/96                    $13,315                $16,653
         2/29/96                    $12,974                $16,808
         3/31/96                    $12,962                $16,970
         4/30/96                    $12,528                $17,219
         5/31/96                    $12,668                $17,662
         6/30/96                    $13,343                $17,729
         7/31/96                    $12,606                $16,945
         8/31/96                    $12,787                $17,303
         9/30/96                    $12,763                $18,275
         10/31/96                   $13,183                $18,779
         11/30/96                   $13,367                $20,197
         12/31/96                   $13,366                $19,797
         1/31/97                    $13,436                $21,033
         2/28/97                    $13,547                $21,199
         3/31/97                    $13,173                $20,330
         4/30/97                    $13,074                $21,541
         5/31/97                    $13,482                $22,851
         6/30/97                    $13,931                $23,875
         7/31/97                    $14,259                $25,773
         8/31/97                    $13,931                $24,330
         9/30/97                    $14,529                $25,660
         10/31/97                   $14,587                $24,803
         11/30/97                   $15,556                $25,952
         12/31/97                   $16,717                $26,398
         1/31/98                    $16,071                $26,689
         2/28/98                    $16,326                $28,613
         3/31/98                    $17,352                $30,078
         4/30/98                    $16,744                $30,382
         5/31/98                    $16,516                $29,859
         6/30/98                    $16,919                $31,071
         7/31/98                    $16,303                $30,742
         8/31/98                    $16,842                $26,303
         9/30/98                    $17,754                $27,989
         10/31/98                   $17,427                $30,264
         11/30/98                   $17,614                $32,098
         12/31/98                   $18,038                $33,947
         1/31/99                    $17,096                $35,366
         2/28/99                    $16,283                $34,266
         3/31/99                    $16,012                $35,637
         4/30/99                    $17,017                $37,016
         5/31/99                    $17,791                $36,142
         6/30/99                    $17,167                $38,148
         7/31/99                    $16,900                $36,958
         8/31/99                    $16,884                $36,773
         9/30/99                    $16,248                $35,766
         10/31/99                   $16,553                $38,030
         11/30/99                   $15,572                $38,802
         12/31/99                   $15,376                $41,087
         1/31/00                    $16,250                $39,025
         2/29/00                    $15,037                $38,287
         3/31/00                    $15,571                $42,031
         4/30/00                    $16,493                $40,766
         5/31/00                    $16,710                $39,931
         6/30/00                    $15,950                $40,917
         7/31/00                    $16,627                $40,279
         8/31/00                    $18,385                $42,780
         9/30/00                    $20,229                $40,521
         10/31/00                   $20,136                $40,351
         11/30/00                   $20,877                $37,171
         12/31/00                   $21,782                $37,353
         1/31/01                    $19,552                $38,679
         2/28/01                    $20,695                $35,156
         3/31/01                    $20,970                $32,930
         4/30/01                    $21,842                $35,486
         5/31/01                    $21,974                $35,724
         6/30/01                    $20,859                $34,855
         7/31/01                    $20,131                $34,514
         8/31/01                    $20,399                $32,357
         9/30/01                    $19,442                $29,746
         10/31/01                   $19,461                $30,314
         11/30/01                   $19,287                $32,639
         12/31/01                   $20,054                $32,926
         1/31/02                    $19,807                $32,445
         2/28/02                    $19,766                $31,819
         3/31/02                    $20,876                $33,015
         4/30/02                    $20,731                $31,015
         5/31/02                    $20,253                $30,788
         6/30/02                    $19,343                $28,596
         7/31/02                    $17,659                $26,369
         8/31/02                    $18,375                $26,540
         9/30/02                    $17,190                $23,658



8. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
9. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN DYNATECH FUND

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                      ----------------------------------------------------
CLASS A                                                                   2002       2001      2000(C)     1999       1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $18.76     $28.60     $23.11     $17.84     $18.48
                                                                      ----------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................................        .03        .44        .56        .37        .27
 Net realized and unrealized gains (losses) .......................      (3.11)     (9.70)      5.30       5.14        .23
                                                                      ----------------------------------------------------
Total from investment operations                                         (3.08)     (9.26)      5.86       5.51        .50
                                                                      ----------------------------------------------------
Less distributions from:
 Net investment income ............................................       (.29)      (.58)      (.37)      (.24)      (.17)
 Tax return of capital ............................................       (.02)        --         --         --         --
 Net realized gains ...............................................         --         --         --         --       (.97)
                                                                      ----------------------------------------------------
Total distributions ...............................................       (.31)      (.58)      (.37)      (.24)     (1.14)
                                                                      ----------------------------------------------------
Net asset value, end of year ......................................     $15.37     $18.76     $28.60     $23.11     $17.84
                                                                      ====================================================

Total return(b) ...................................................   (16.83)%   (32.86)%     25.57%     31.15%      3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $413,309   $530,074   $809,140   $499,471   $215,864
Ratios to average net assets:
 Expenses .........................................................      1.00%       .95%       .94%      1.00%      1.02%
 Net investment income ............................................       .13%      1.93%      1.98%      1.70%      1.55%
Portfolio turnover rate ...........................................      8.11%      4.07%      5.45%      6.49%     10.84%

CLASS B
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $18.57     $28.45     $28.05
                                                                      ------------------------------
Income from investment operations:
 Net investment income (loss)(a) ..................................       (.12)       .25        .28
 Net realized and unrealized gains (losses) .......................      (3.08)     (9.62)       .12
                                                                      ------------------------------
Total from investment operations ..................................      (3.20)     (9.37)       .40
                                                                      ------------------------------
Less distributions from:
 Net investment income ............................................       (.16)      (.51)        --
 Tax return of capital ............................................       (.01)        --         --
                                                                      ------------------------------
Total distributions ...............................................       (.17)      (.51)        --
                                                                      ------------------------------
Net asset value, end of year ......................................     $15.20     $18.57     $28.45
                                                                      ==============================

Total return(b) ...................................................   (17.51)%   (33.37)%      1.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................     $5,066     $5,473     $4,749
Ratios to average net assets:
 Expenses .........................................................      1.75%      1.70%      1.73%(d)
 Net investment income (loss) .....................................     (.62)%      1.13%      1.43%(d)
Portfolio turnover rate ...........................................      8.11%      4.07%      5.45%


(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period February 1, 2000 (effective date) to September 30, 2000 for Class B.
(d)Annualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN DYNATECH FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                      ----------------------------------------------------
CLASS C                                                                   2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................   $18.34     $27.95     $22.64     $17.53     $18.30
                                                                      ----------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ....................................     (.11)       .27        .34        .22        .15
 Net realized and unrealized gains (losses) .........................    (3.05)     (9.50)      5.21       5.05        .17
                                                                      ----------------------------------------------------
Total from investment operations ....................................    (3.16)     (9.23)      5.55       5.27        .32
                                                                      ----------------------------------------------------
Less distributions from:
 Net investment income ..............................................     (.13)      (.38)      (.24)      (.16)      (.12)
 Tax return of capital ..............................................     (.01)        --         --         --         --
 Net realized gains .................................................       --         --         --         --       (.97)
                                                                      ----------------------------------------------------
Total distributions .................................................     (.14)      (.38)      (.24)      (.16)     (1.09)
                                                                      ----------------------------------------------------
Net asset value, end of year ........................................   $15.04     $18.34     $27.95     $22.64     $17.53
                                                                      ====================================================

Total return(b) .....................................................   (17.48)%   (33.36)%    24.65%     30.20%      2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................  $51,809    $77,204   $126,313    $73,890    $12,358
Ratios to average net assets:
 Expenses ...........................................................     1.74%      1.70%      1.69%      1.75%      1.79%
 Net investment income (loss) .......................................     (.61)%     1.19%      1.23%      1.00%       .81%
Portfolio turnover rate .............................................     8.11%      4.07%      5.45%      6.49%     10.84%




(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002




   DYNATECH FUND                                                                                     SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS 58.2%
   AIR FREIGHT/COURIERS 1.7%
   C.H. Robinson Worldwide Inc. ................................................................      60,000  $ 1,614,600
   United Parcel Service Inc., B ...............................................................     100,000    6,253,000
                                                                                                              ------------
                                                                                                                7,867,600
                                                                                                              ------------
(a)APPAREL/FOOTWEAR RETAIL .2%
   Hot Topic Inc. ..............................................................................      60,000    1,081,800
                                                                                                              ------------
(a)BIOTECHNOLOGY 3.8%
   Aclara Biosciences Inc. .....................................................................      15,000       22,500
   Affymetrix Inc. .............................................................................      22,200      461,760
   Amgen Inc. ..................................................................................     185,000    7,714,500
   Chiron Corp. ................................................................................      50,000    1,747,000
   Genentech Inc. ..............................................................................     243,200    7,935,616
                                                                                                              ------------
                                                                                                               17,881,376
                                                                                                              ------------
(a)BROADCASTING 1.5%
   Clear Channel Communications Inc. ...........................................................     120,000    4,170,000
   Entercom Communications Corp. ...............................................................      60,000    2,842,200
                                                                                                              ------------
                                                                                                                7,012,200
                                                                                                              ------------
(a)CABLE/SATELLITE TV 1.0%
   Comcast Corp., A ............................................................................      70,000    1,460,200
   General Motors Corp., H .....................................................................     170,000    1,555,500
   Liberty Media Corp., A ......................................................................     260,000    1,866,800
                                                                                                              ------------
                                                                                                                4,882,500
                                                                                                              ------------
 CHEMICALS: SPECIALTY .6%
   Sigma-Aldrich Corp. .........................................................................      60,000    2,956,200
                                                                                                              ------------
(a)COMMERCIAL SERVICES .5%
   Sabre Holdings Corp., A .....................................................................     120,000    2,322,000
                                                                                                              ------------
(a)COMPUTER COMMUNICATIONS 1.5%
   Brocade Communications Systems Inc. .........................................................      80,000      602,400
   Cisco Systems Inc. ..........................................................................     620,000    6,497,600
                                                                                                              ------------
                                                                                                                7,100,000
                                                                                                              ------------
(a)COMPUTER PERIPHERALS 1.4%
   EMC Corp. ...................................................................................     180,000      822,600
   Lexmark International Inc. ..................................................................     125,000    5,875,000
                                                                                                                6,697,600
                                                                                                              ------------
 COMPUTER PROCESSING HARDWARE 2.1%
(a)Apple Computer Inc. .........................................................................     100,000    1,450,000
   Hewlett-Packard Co. .........................................................................     450,862    5,261,560
(a)NCR Corp. ...................................................................................     100,000    1,980,000
(a)Sun Microsystems Inc. .......................................................................     430,000    1,113,700
                                                                                                              ------------
                                                                                                                9,805,260
                                                                                                              ------------
 CONTRACT DRILLING
 Transocean Inc. ...............................................................................       5,808      120,806
                                                                                                              ------------
 DATA PROCESSING SERVICES 1.7%
 First Data Corp. ..............................................................................     250,000    6,987,500
 Paychex Inc. ..................................................................................      50,000    1,213,500
                                                                                                              ------------
                                                                                                                8,201,000
                                                                                                              ------------
(a)ELECTRONIC COMPONENTS .2%
   Flextronics International Ltd. (Singapore) ..................................................     100,000      697,200
                                                                                                              ------------
(a)ELECTRONIC EQUIPMENT/INSTRUMENTS 1.4%
   Agilent Technologies Inc. ...................................................................     250,140    3,266,828
   JDS Uniphase Corp. ..........................................................................     350,000      681,800
   Waters Corp. ................................................................................     110,000    2,667,500
                                                                                                              ------------
                                                                                                                6,616,128
                                                                                                              ------------

   FRANKLIN CUSTODIAN FUNDS, INC.
   STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)


   DYNATECH FUND                                                                                      SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
(a)ELECTRONIC PRODUCTION EQUIPMENT 2.4%
   Applied Materials Inc. ......................................................................     500,000  $ 5,775,000
   KLA-Tencor Corp. ............................................................................     120,000    3,352,800
   Novellus Systems Inc. .......................................................................      45,000      936,450
   Varian Semiconductor Equipment Associates Inc. ..............................................      60,000      986,400
                                                                                                              ------------
                                                                                                               11,050,650
                                                                                                              ------------
   ELECTRONICS/APPLIANCES 1.3%
   Sony Corp., ADR (Japan) .....................................................................     150,000    6,165,000
                                                                                                              ------------
   FINANCIAL CONGLOMERATES .6%
   Citigroup Inc. ..............................................................................     100,000    2,965,000
                                                                                                              ------------
   FINANCIAL PUBLISHING/SERVICES .4%
   Equifax Inc. ................................................................................      50,000    1,087,000
   Reuters Group PLC, ADR (United Kingdom) .....................................................      25,000      539,250
                                                                                                              ------------
                                                                                                                1,626,250
                                                                                                              ------------
   HOUSEHOLD/PERSONAL CARE .5%
   Estee Lauder Cos. Inc., A ...................................................................      80,000    2,299,200
                                                                                                              ------------
   INFORMATION TECHNOLOGY SERVICES 3.3%
(a)Computer Sciences Corp. .....................................................................     150,000    4,168,500
   International Business Machines Corp. .......................................................     190,000   11,094,100
                                                                                                              ------------
                                                                                                               15,262,600
                                                                                                              ------------
(a)INSURANCE BROKERS/SERVICES .6%
   ChoicePoint Inc. ............................................................................      80,000    2,851,200
                                                                                                              ------------
(a)INTERNET SOFTWARE/SERVICES .1%
   Check Point Software Technologies Ltd. (Israel) .............................................      25,000      343,500
   Yahoo! Inc. .................................................................................      25,000      239,250
                                                                                                              ------------
                                                                                                                  582,750
                                                                                                              ------------
(a)MAJOR TELECOMMUNICATIONS .1%
   France Telecom SA, rts., 6/29/04 (France) ...................................................      50,000      621,500
                                                                                                              ------------
   MANAGED HEALTH CARE 1.9%
   UnitedHealth Group Inc. .....................................................................     100,000    8,722,000
                                                                                                              ------------
   MEDIA CONGLOMERATES .7%
(a)AOL Time Warner Inc. ........................................................................     250,000    2,925,000
   News Corp. Ltd., ADR (Australia) ............................................................      20,000      385,000
                                                                                                              ------------
                                                                                                                3,310,000
                                                                                                              ------------
   MEDICAL DISTRIBUTORS .8%
   McKesson Corp. ..............................................................................     140,000    3,966,200
                                                                                                              ------------
   MEDICAL SPECIALTIES 3.0%
(a)Alcon Inc. (Switzerland) ....................................................................      80,000    3,100,000
   Medtronic Inc. ..............................................................................     160,000    6,739,200
(a)Zimmer Holdings Inc. ........................................................................     110,000    4,217,400
                                                                                                              ------------
                                                                                                               14,056,600
                                                                                                              ------------
   MULTI-LINE INSURANCE 1.5%
   American International Group Inc. ...........................................................     130,000    7,111,000
                                                                                                              ------------
   OILFIELD SERVICES/EQUIPMENT .2%
   Schlumberger Ltd. ...........................................................................      30,000    1,153,800
                                                                                                              ------------
(a)OTHER CONSUMER SERVICES 1.3%
   eBay Inc. ...................................................................................     120,000    6,337,200
                                                                                                              ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)

   DYNATECH FUND                                                                                     SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
(a)PACKAGED SOFTWARE 6.3%
   Intuit Inc. .................................................................................     200,000  $ 9,106,000
   Microsoft Corp. .............................................................................     430,000   18,808,200
   Oracle Corp. ................................................................................     200,000    1,572,000
                                                                                                              ------------
                                                                                                               29,486,200
                                                                                                              ------------
   PHARMACEUTICALS: MAJOR 5.4%
   Bristol-Myers Squibb Co. ....................................................................     110,000    2,618,000
   Johnson & Johnson ...........................................................................      80,000    4,326,400
   Merck & Co. Inc. ............................................................................      80,000    3,656,800
   Pfizer Inc. .................................................................................     427,500   12,406,050
   Schering-Plough Corp. .......................................................................     100,000    2,132,000
                                                                                                              ------------
                                                                                                               25,139,250
                                                                                                              ------------
(a)RECREATIONAL PRODUCTS 1.8%
   Electronic Arts Inc. ........................................................................     130,000    8,574,800
                                                                                                             ------------
 SEMICONDUCTORS 6.0%
(a)Analog Devices Inc. .........................................................................     120,000    2,364,000
   Intel Corp. .................................................................................   1,120,000   15,556,800
(a)International Rectifier Corp. ...............................................................      70,000    1,093,400
(a)Intersil Corp. ..............................................................................      80,000    1,036,800
   Linear Technology Corp. .....................................................................     250,000    5,180,000
(a)Xilinx Inc. .................................................................................     190,000    3,009,220
                                                                                                             ------------
                                                                                                               28,240,220
                                                                                                             ------------
   TELECOMMUNICATIONS EQUIPMENT 2.4%
   Motorola Inc. ...............................................................................     680,750    6,930,035
   Nokia Corp., ADR (Finland) ..................................................................     330,000    4,372,500
                                                                                                             ------------
                                                                                                               11,302,535
                                                                                                             ------------
   TOTAL COMMON STOCKS AND RIGHTS (COST $332,048,367)                                                         274,065,625
                                                                                                             ------------
(b)SHORT TERM INVESTMENTS 5.1%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $23,846,529) ............  23,846,529   23,846,529
                                                                                                             ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $355,894,896) ..........................              297,912,154
                                                                                                             ------------

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                 ------------
(c)REPURCHASE AGREEMENT 37.0%
   Joint Repurchase Agreement, 1.869%, 10/01/02 (Maturity Value $173,840,171)
    (COST $173,831,146) ....................................................................... $173,831,146  173,831,146
    ABN AMRO Inc. (Maturity Value $16,389,651)
    Bear, Stearns & Co. Inc. (Maturity Value $16,389,651)
    BNP Paribas Securities Corp. (Maturity Value $16,389,651)
    CS First Boston Corp. (Maturity Value $16,389,651)
    Deutche Bank Securities Inc. (Maturity Value $16,389,651)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $16,389,651)
    Goldman, Sachs & Co. (Maturity Value $16,389,651)
    Greenwich Capital Markets, Inc. (Maturity Value $16,389,651)
    Lehman Brothers Inc. (Maturity Value $9,943,661)
    Morgan Stanley & Co. Inc. (Maturity Value $16,389,651)
    UBS Warburg LLC (Maturity Value $16,389,651)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities
   TOTAL INVESTMENTS (COST $529,726,042) 100.3% ...............................................               471,743,300
   OTHER ASSETS, LESS LIABILITIES (.3)% .......................................................                (1,559,560)
                                                                                                             -------------
 NET ASSETS 100.0% ............................................................................              $470,183,740
                                                                                                             ============


(a)Non-income producing
(b)See Note 3 regarding investments in the "Sweep Money Fund."
(c)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN GROWTH FUND

                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                      ----------------------------------------------------
CLASS A                                                                   2002       2001       2000       1999(C)    1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................      $27.81     $36.91     $33.21     $28.58     $27.09
                                                                      ----------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................................         .07        .23        .45        .39        .49
 Net realized and unrealized gains (losses) ......................       (5.65)     (7.26)      3.96       4.89       1.71
                                                                      ----------------------------------------------------
Total from investment operations .................................       (5.58)     (7.03)      4.41       5.28       2.20
                                                                      ----------------------------------------------------
Less distributions from:
 Net investment income ...........................................        (.16)      (.40)      (.45)      (.44)      (.47)
 Net realized gains ..............................................        (.05)     (1.67)      (.26)      (.21)      (.24)
                                                                      ----------------------------------------------------
Total distributions ..............................................        (.21)     (2.07)      (.71)      (.65)      (.71)
                                                                      ----------------------------------------------------
Net asset value, end of year .....................................      $22.02     $27.81     $36.91     $33.21     $28.58
                                                                      ====================================================

Total return(b) ..................................................    (20.35)%   (20.12)%     13.53%     18.63%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................... $1,249,745 $1,657,387 $2,149,928 $2,119,740 $1,635,780
Ratios to average net assets:
 Expenses .........................................................        .96%       .91%       .93%       .89%       .88%
 Net investment income ............................................        .24%       .69%      1.27%      1.19%      1.78%
Portfolio turnover rate ...........................................       2.16%       .29%      8.12%      3.74%       .58%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $27.46     $36.54     $33.03     $31.45
                                                                      -----------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...................................      (.14)      (.03)       .16        .14
 Net realized and unrealized gains (losses) ........................     (5.57)     (7.18)      3.96       1.44
                                                                      -----------------------------------------
Total from investment operations ...................................     (5.71)     (7.21)      4.12       1.58
                                                                      -----------------------------------------
Less distributions from:
 Net investment income .............................................        --       (.20)      (.35)        --
 Net realized gains ................................................      (.05)     (1.67)      (.26)        --
                                                                      -----------------------------------------
Total distributions ................................................      (.05)     (1.87)      (.61)        --
                                                                      -----------------------------------------
Net asset value, end of year .......................................    $21.70     $27.46     $36.54     $33.03
                                                                      =========================================

Total return(b) ....................................................  (20.90)%   (20.74)%     12.68%      5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $75,141    $66,095    $38,353    $17,271
Ratios to average net assets:
 Expenses ..........................................................     1.71%      1.66%      1.68%      1.65%(d)
 Net investment income (loss) ......................................    (.51)%     (.10)%       .45%       .57%(d)
Portfolio turnover rate ............................................     2.16%       .29%      8.12%      3.74%


(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.
(d)Annualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN GROWTH FUND (CONT.)

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                      -----------------------------------------------------
CLASS C                                                                2002(c)       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $27.24     $36.19     $32.58     $28.11     $26.70
                                                                      -----------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...................................      (.14)      (.02)       .18        .14        .29
 Net realized and unrealized gains (losses) ........................     (5.54)     (7.13)      3.91       4.81       1.66
                                                                      -----------------------------------------------------
Total from investment operations ...................................     (5.68)     (7.15)      4.09       4.95       1.95
                                                                      -----------------------------------------------------
Less distributions from:
 Net investment income .............................................        --       (.13)      (.22)      (.27)      (.30)
 Net realized gains ................................................      (.05)     (1.67)      (.26)      (.21)      (.24)
                                                                      -----------------------------------------------------
Total distributions ................................................      (.05)     (1.80)      (.48)      (.48)      (.54)
Net asset value, end of year .......................................    $21.51     $27.24     $36.19     $32.58     $28.11
                                                                      =====================================================

Total return(b) ....................................................  (20.92)%   (20.72)%     12.71%     17.71%      7.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $232,307   $310,650   $374,483   $362,216   $189,572
Ratios to average net assets:
 Expenses ..........................................................     1.70%      1.66%      1.68%      1.65%      1.65%
 Net investment income (loss) ......................................    (.51)%     (.06)%       .52%       .45%      1.02%
Portfolio turnover rate ............................................     2.16%       .29%      8.12%      3.74%       .58%

CLASS R
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................    $31.59
                                                                     --------
Income from investment operations - net realized
 and unrealized losses ............................................     (9.61)
                                                                     --------
Net asset value, end of period ....................................    $21.98
                                                                     ========

Total return(b) ...................................................  (30.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................    $2,788
Ratios to average net assets:
 Expenses .........................................................     1.21%(d)
 Net investment income ............................................      .02%(d)
Portfolio turnover rate ...........................................     2.16%



(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
(c)For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
(d)Annualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN GROWTH FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
ADVISOR CLASS                                                             2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $27.86     $36.99     $33.27     $28.63     $27.13
                                                                      ------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................................       .14        .31        .54        .46        .57
 Net realized and unrealized gains (losses) ........................     (5.65)     (7.28)      3.97       4.90       1.69
                                                                      ------------------------------------------------------
Total from investment operations ...................................     (5.51)     (6.97)      4.51       5.36       2.26
                                                                      ------------------------------------------------------
Less distributions from:
 Net investment income .............................................      (.24)      (.49)      (.53)      (.51)      (.52)
 Net realized gains ................................................      (.05)     (1.67)      (.26)      (.21)      (.24)
                                                                      ------------------------------------------------------
Total distributions ................................................      (.29)     (2.16)      (.79)      (.72)      (.76)
                                                                      ------------------------------------------------------
Net asset value, end of year .......................................    $22.06     $27.86     $36.99     $33.27     $28.63
                                                                      ======================================================

Total return(b) ....................................................  (20.14)%   (19.94)%     13.84%     18.89%      8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $27,431    $32,498    $39,442    $35,461    $41,871
Ratios to average net assets:
 Expenses ..........................................................      .71%       .66%       .68%       .65%       .65%
 Net investment income .............................................      .49%       .94%      1.51%      1.41%      2.01%
Portfolio turnover rate ............................................     2.16%       .29%      8.12%      3.74%       .58%



(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002


 GROWTH FUND                                                                                      SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 99.5%
  COMMERCIAL SERVICES 4.3%
a Dun & Bradstreet Corp. .....................................................................     122,000  $  4,100,420
  Equifax Inc. ...............................................................................     400,000     8,696,000
a Gartner Inc., B ............................................................................     100,000       800,000
  Kelly Services Inc., A .....................................................................     300,000     6,501,000
  Moody's Corp. ..............................................................................     244,000    11,834,000
a Programming & Systems Inc. .................................................................     345,300         3,453
a R.H. Donnelley Corp. .......................................................................      48,800     1,268,800
  R.R. Donnelley & Sons Co. ..................................................................     256,000     6,018,560
a Robert Half International Inc. .............................................................     300,000     4,761,000
a Sabre Holdings Corp., A ....................................................................     800,000    15,480,000
  Wallace Computer Services Inc. .............................................................     500,000     8,825,000
                                                                                                            ------------
                                                                                                              68,288,233
                                                                                                            ------------
a COMMUNICATIONS .3%
  AT&T Wireless Services Inc. ................................................................     500,000     2,060,000
  Nextel Communications Inc., A ..............................................................     350,000     2,642,500
                                                                                                            ------------
                                                                                                               4,702,500
                                                                                                            ------------
  CONSUMER DURABLES 2.7%
  Eastman Kodak Co. ..........................................................................     300,000     8,172,000
  Harley-Davidson Inc. .......................................................................     200,000     9,290,000
  Hasbro Inc. ................................................................................     600,000     6,678,000
  Mattel Inc. ................................................................................   1,000,000    18,010,000
                                                                                                            ------------
                                                                                                              42,150,000
                                                                                                            ------------
  CONSUMER NON-DURABLES 4.1%
  American Greetings Corp., A ................................................................     900,000    14,490,000
  Hershey Foods Corp. ........................................................................     258,200    16,021,310
  International Flavors & Fragrances Inc. ....................................................     500,000    15,925,000
  Tootsie Roll Industries Inc. ...............................................................      20,581       611,667
  V.F. Corp. .................................................................................     500,000    17,990,000
                                                                                                            ------------
                                                                                                              65,037,977
                                                                                                            ------------
  CONSUMER SERVICES 4.4%
a AOL Time Warner Inc. .......................................................................   1,350,000    15,795,000
  Carnival Corp. .............................................................................     500,000    12,550,000
  Fairmont Hotels & Resorts Inc. (Canada) ....................................................     125,000     2,975,000
a USA Interactive ............................................................................     600,200    11,631,876
a Viacom Inc., A .............................................................................     200,000     8,110,000
a Viacom Inc., B .............................................................................     100,000     4,055,000
  The Walt Disney Co. ........................................................................   1,000,000    15,140,000
                                                                                                            ------------
                                                                                                              70,256,876
                                                                                                            ------------
  DISTRIBUTION SERVICES 3.2%
  Cardinal Health Inc. .......................................................................     236,250    14,694,750
  Genuine Parts Co. ..........................................................................     461,700    14,146,488
a Imagistics International Inc. ..............................................................      40,000       694,000
  W.W. Grainger Inc. .........................................................................     500,000    21,275,000
                                                                                                            ------------
                                                                                                              50,810,238
                                                                                                            ------------
  ELECTRONIC TECHNOLOGY 17.9%
a Agilent Technologies Inc. ..................................................................     400,000     5,224,000
a Apple Computer Inc. ........................................................................     500,000     7,250,000
  Boeing Co. .................................................................................   1,000,000    34,130,000
a Cisco Systems Inc. .........................................................................   1,350,000    14,148,000
a Conexant Systems Inc. ......................................................................     300,000       333,000
a Dell Computer Corp. ........................................................................     500,000    11,755,000
a EMC Corp. ..................................................................................     500,000     2,285,000
a Gateway Inc. ...............................................................................     500,000     1,485,000

Franklin Custodian Funds, Inc.

      Growth Fund                                      SHARES                     VALUE
---------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   General Dynamics Corp. .......................      500,000             $   40,665,000
   Hewlett-Packard Co. ..........................    1,116,250                 13,026,638
   Intel Corp. ..................................      800,000                 11,112,000
   Lockheed Martin Corp. ........................      500,000                 32,335,000
a  Micrel Inc. ..................................       25,000                    154,000
a  Mykrolis Corp. ...............................      270,725                  1,664,959
   Northrop Grumman Corp. .......................      500,000                 62,020,000
   PerkinElmer Inc. .............................      250,000                  1,362,500
   Raytheon Co. .................................      600,000                 17,580,000
   Rockwell Automation Inc. .....................      100,000                  1,627,000
   Rockwell Collins Inc. ........................      100,000                  2,194,000
a  Sun Microsystems Inc. ........................    1,600,000                  4,144,000
   Texas Instruments Inc. .......................      500,000                  7,385,000
a  Waters Corp. .................................      500,000                 12,125,000
                                                                           ---------------
                                                                              284,005,097
                                                                           ---------------
   ENERGY MINERALS 2.3%
   Anadarko Petroleum Corp. .....................       46,243                  2,059,663
   BP PLC, ADR (United Kingdom) .................      295,200                 11,778,480
   Encana Corp. (Canada) ........................      342,000                 10,294,200
   Fording Inc. (Canada) ........................       83,000                  1,228,400
   Royal Dutch Petroleum Co.,
   N.Y. shs. (Netherlands) ......................      280,000                 11,247,600
                                                                           ---------------
                                                                               36,608,343
                                                                           ---------------
   FINANCE .4%
a  ChoicePoint Inc. .............................      160,000                  5,702,397
   National Service Industries Inc. .............       99,400                    602,364
                                                                           ---------------
                                                                                6,304,761
                                                                           ---------------
   HEALTH SERVICES .5%
a  Caremark RX Inc. .............................       75,625                  1,285,625
   IMS Health Inc. ..............................      500,000                  7,485,000
                                                                           ---------------
                                                                                8,770,625
                                                                           ---------------
   HEALTH TECHNOLOGY 21.8%
   Abbott Laboratories ..........................      400,000                 16,160,000
a  Advanced Medical Optics Inc. .................       88,888                    845,325
   Allergan Inc. ................................      400,000                 21,760,000
a  Amgen Inc. ...................................      932,000                 38,864,400
   Baxter International Inc. ....................      500,000                 15,275,000
   Bristol-Myers Squibb Co. .....................      640,000                 15,232,000
a  Edwards Lifesciences Corp. ...................       50,000                  1,279,500
   Eli Lilly & Co. ..............................      400,000                 22,136,000
a  Genentech Inc. ...............................      500,000                 16,315,000
   Johnson & Johnson ............................      996,000                 53,863,680
   Merck & Co. Inc. .............................      400,000                 18,284,000
   Pall Corp. ...................................      500,000                  7,895,000
   Pfizer Inc. ..................................    2,000,000                 58,040,000
   Schering-Plough Corp. ........................    1,800,000                 38,376,000
   Wyeth ........................................      600,000                 19,080,000
a  Zimmer Holdings Inc. .........................       64,000                  2,453,760
                                                                           ---------------
                                                                              345,859,665
                                                                           ---------------
   INDUSTRIAL SERVICES 2.1%
   El Paso Corp. ................................      800,000                  6,616,000
a  Ionics Inc. ..................................      400,000                  9,524,000
   Schlumberger Ltd. ............................      400,000                 15,384,000
   Transocean Inc. ..............................       77,440                  1,610,752
                                                                           ---------------
                                                                               33,134,752
                                                                           ---------------

Franklin Custodian Funds, Inc.

      Growth Fund                                          SHARES                    VALUE
------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   NON-ENERGY MINERALS
   Deltic Timber Corp. ..........................       11,428               $    251,187
                                                                           ---------------
   PROCESS INDUSTRIES 3.2%
   Air Products & Chemicals Inc. ................      500,000                 21,005,000
   Eastman Chemical Co. .........................       25,000                    954,250
   Millipore Corp. ..............................      400,000                 12,716,000
   RPM Inc. .....................................      500,000                  7,030,000
   Sigma-Aldrich Corp. ..........................      200,000                  9,854,000
                                                                           ---------------
                                                                               51,559,250
                                                                           ---------------
   PRODUCER MANUFACTURING 18.8%
   Acuity Brands Inc. ...........................      500,000                  6,130,000
a  American Power Conversion Corp. ..............      500,000                  4,780,000
   ArvinMeritor Inc. ............................       12,499                    233,731
   Avery Dennison Corp. .........................      462,000                 26,324,760
   Caterpillar Inc. .............................      300,000                 11,166,000
   Deere & Co. ..................................      300,000                 13,635,000
a  Dionex Corp. .................................      250,000                  6,390,000
   Emerson Electric Co. .........................      500,000                 21,970,000
   Illinois Tool Works Inc. .....................      500,000                 29,165,000
   Ingersoll Rand Co., A (Bermuda) ..............      501,000                 17,254,440
   Minnesota Mining & Manufacturing Co. .........      400,000                 43,988,000
   Molex Inc. ...................................      146,483                  3,445,280
   Molex Inc., A ................................      146,483                  3,075,997
a  Osmonics Inc. ................................      300,000                  3,570,000
   Pitney Bowes Inc. ............................      500,000                 15,245,000
   Teleflex Inc. ................................      500,000                 22,790,000
   Textron Inc. .................................      525,000                 17,902,500
a  Thomas & Betts Corp. .........................      500,000                  7,045,000
   Tyco International Ltd. ......................    1,550,052                 21,855,733
   United Technologies Corp. ....................      400,000                 22,596,000
                                                                           ---------------
                                                                              298,562,441
                                                                           ---------------
   RETAIL TRADE 1.5%
   Albertson's Inc. .............................      350,000                  8,456,000
   Family Dollar Stores Inc. ....................      200,000                  5,376,000
   Tiffany & Co. ................................      350,000                  7,500,500
   Weis Markets Inc. ............................       58,218                  1,949,139
                                                                           ---------------
                                                                               23,281,639
                                                                           ---------------
   TECHNOLOGY SERVICES 7.9%
   Automatic Data Processing Inc. ...............      800,000                 27,816,000
a  Certegy Inc. .................................      200,000                  4,020,000
a  Computer Sciences Corp. ......................    1,000,000                 27,790,000
   International Business Machines Corp. ........      560,000                 32,698,400
a  Microsoft Corp. ..............................      500,000                 21,870,000
a  Oracle Corp. .................................      500,000                  3,930,000
a  Yahoo! Inc. ..................................      800,000                  7,656,000
                                                                           ---------------
                                                                              125,780,400
                                                                           ---------------
   TRANSPORTATION 4.1%
a  Alaska Air Group Inc. ........................      500,000                  8,850,000
a  AMR Corp. ....................................    1,080,000                  4,514,400
a  British Airways PLC, ADR (United Kingdom) ....      429,800                  6,528,662
   Canadian Pacific Railway Ltd. (Canada) .......      250,000                  4,562,500
a  Continental Airlines Inc., B .................      500,000                  2,695,000
   CP Ships Ltd. (Canada) .......................      125,000                  1,431,250
   Delta Air Lines Inc. .........................    1,000,000                  9,290,000
   KLM Royal Dutch Airlines,
   N.Y. shs. (Netherlands) ......................      500,001                  4,150,008

Franklin Custodian Funds, Inc.

   Growth Fund                           SHARES   VALUE
------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TRANSPORTATION (CONT.)
a  Northwest Airlines Corp. ......................     500,000              $   3,340,000
   Providence & Worchester Railroad Co. ..........      85,000                    583,100
   Southwest Airlines Co. ........................      65,200                    851,513
   UAL Corp. .....................................      95,000                    203,300
   Union Pacific Corp. ...........................     300,000                 17,361,000
                                                                           --------------
                                                                               64,360,733
                                                                           --------------
   TOTAL COMMON STOCKS (COST $1,167,107,620) .....                          1,579,724,717
                                                                           --------------
b  TOTAL SHORT TERM INVESTMENTS .3%
   Franklin Institutional Fiduciary
   Trust Money Market Portfolio (Cost $4,111,907)    4,111,907                  4,111,907
                                                                           --------------
   TOTAL INVESTMENTS (COST $1,171,219,527) 99.8% .                          1,583,836,624
   OTHER ASSETS, LESS LIABILITIES .2% ............                              3,575,695
                                                                           --------------
   NET ASSETS 100.0% .............................                         $1,587,412,319
                                                                           ==============



a Non-income producing
b See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN INCOME FUND

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------------------
CLASS A                                                                 2002 c       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................        $2.16      $2.35      $2.23      $2.34      $2.49
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................          .14        .17        .18        .17        .17
 Net realized and unrealized gains (losses) .....................         (.21)      (.15)       .13       (.09)      (.11)
                                                                    -------------------------------------------------------
Total from investment operations ................................         (.07)       .02        .31        .08        .06
                                                                    -------------------------------------------------------
Less distributions from:
 Net investment income ..........................................         (.17)      (.18)      (.18)      (.18)      (.18)
 Net realized gains .............................................         (.02)      (.03)      (.01)      (.01)      (.03)
                                                                    -------------------------------------------------------
Total distributions .............................................         (.19)      (.21)      (.19)      (.19)      (.21)
                                                                    -------------------------------------------------------
Net asset value, end of year ....................................        $1.90      $2.16      $2.35      $2.23      $2.34
                                                                    =======================================================

Total return b ..................................................      (4.18)%       .58%     14.68%      4.02%      2.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $6,001,117 $5,960,990 $6,083,135 $6,776,804 $7,704,983
Ratios to average net assets:
 Expenses .......................................................         .72%       .73%       .76%       .73%       .72%
 Net investment income ..........................................        6.67%      7.54%      8.01%      7.46%      6.83%
Portfolio turnover rate .........................................       51.16%     28.13%     24.41%     17.35%     22.01%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................       $2.15
                                                                      ----------
Income from investment operations:
 Net investment income a .........................................         .11
 Net realized and unrealized losses ..............................        (.21)
                                                                      ----------
Total from investment operations .................................        (.10)
                                                                      ----------
Less distributions from:
 Net investment income ...........................................        (.13)
 Net realized gains ..............................................        (.02)
                                                                      ----------
Total distributions ..............................................        (.15)
Net asset value, end of period ...................................       $1.90
                                                                      ==========

Total return b ...................................................     (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................    $558,580
Ratios to average net assets:
 Expenses ........................................................       1.57% d
 Net investment income ...........................................       6.01% d
Portfolio turnover rate ..........................................      51.16%




aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period November 1, 2001 (effective date) to September 30, 2002 for Class B.
dAnnualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN INCOME FUND (CONT.)

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                      -----------------------------------------------------
CLASS B1                                                                  2002       2001       2000       1999 c     1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................      $2.17      $2.35      $2.24      $2.36
                                                                      -------------------------------------------
Income from investment operations:
 Net investment income a ..........................................        .13        .16        .17        .12
 Net realized and unrealized gains (losses) .......................       (.22)      (.14)       .12       (.11)
                                                                      -------------------------------------------
Total from investment operations ..................................       (.09)       .02        .29        .01
                                                                      -------------------------------------------
Less distributions from:
 Net investment income ............................................       (.16)      (.17)      (.17)      (.13)
 Net realized gains ...............................................       (.02)      (.03)      (.01)        --
                                                                      -------------------------------------------
Total distributions ...............................................       (.18)      (.20)      (.18)      (.13)
Net asset value, end of year ......................................      $1.90      $2.17      $2.35      $2.24
                                                                      ===========================================

Total return b ....................................................    (4.66)%       .10%     14.09%       .34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $430,226   $446,245   $140,711    $83,031
Ratios to average net assets:
 Expenses .........................................................      1.22%      1.23%      1.26%      1.23% d
 Net investment income ............................................      6.15%      7.02%      7.49%      7.22% d
Portfolio turnover rate ...........................................     51.16%     28.13%     24.41%     17.35%

CLASS C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $2.17      $2.36      $2.24      $2.34      $2.49
                                                                    --------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................         .13        .16        .17        .16        .16
 Net realized and unrealized gains (losses) ......................        (.21)      (.15)       .13       (.08)      (.11)
                                                                    --------------------------------------------------------
Total from investment operations .................................        (.08)       .01        .30        .08        .05
                                                                    --------------------------------------------------------
Less distributions from:
 Net investment income ...........................................        (.16)      (.17)      (.17)      (.17)      (.17)
 Net realized gains ..............................................        (.02)      (.03)      (.01)      (.01)      (.03)
                                                                    --------------------------------------------------------
Total distributions ..............................................        (.18)      (.20)      (.18)      (.18)      (.20)
Net asset value, end of year .....................................       $1.91      $2.17      $2.36      $2.24      $2.34
                                                                    ========================================================

Total return b ...................................................     (4.64)%       .09%     14.54%      3.46%      1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................  $1,545,377 $1,080,315   $872,662   $997,438 $1,014,634
Ratios to average net assets:
 Expenses ........................................................       1.21%      1.23%      1.26%      1.23%      1.22%
 Net investment income ...........................................       6.21%      7.04%      7.51%      6.97%      6.35%
Portfolio turnover rate ..........................................      51.16%     28.13%     24.41%     17.35%     22.01%




aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to September 30, 1999 for Class B1.
dAnnualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN INCOME FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------
CLASS R                                                                 2002 c       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................       $2.18
                                                                       ---------
Income from investment operations:
 Net investment income a .........................................         .10
 Net realized and unrealized losses ..............................        (.27)
                                                                       ---------
Total from investment operations .................................        (.17)
                                                                       ---------
Less distributions from net investment income ....................        (.12)
Net asset value, end of period ...................................       $1.89
                                                                       =========

Total return b ...................................................     (8.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................      $6,350
Ratios to average net assets:
 Expenses ........................................................       1.07% d
 Net investment income ...........................................       6.77% d
Portfolio turnover rate ..........................................      51.16%

ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $2.16      $2.34      $2.23      $2.34      $2.48
                                                                      ------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................         .14        .18        .18        .17        .17
 Net realized and unrealized gains (losses) ......................        (.22)      (.15)       .12       (.09)      (.10)
                                                                      ------------------------------------------------------
Total from investment operations .................................        (.08)       .03        .30        .08        .07
                                                                      ------------------------------------------------------
Less distributions from:
 Net investment income ...........................................        (.17)      (.18)      (.18)      (.18)      (.18)
 Net realized gains ..............................................        (.02)      (.03)      (.01)      (.01)      (.03)
                                                                      ------------------------------------------------------
Total distributions ..............................................        (.19)      (.21)      (.19)      (.19)      (.21)
Net asset value, end of year .....................................       $1.89      $2.16      $2.34      $2.23      $2.34
                                                                      ======================================================

Total return b ...................................................     (4.50)%      1.21%     14.90%      3.71%      2.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $30,737    $22,737    $21,220    $23,891    $21,851
Ratios to average net assets:
 Expenses ........................................................        .57%       .58%       .61%       .58%       .57%
 Net investment income ...........................................       6.85%      7.69%      8.16%      7.60%      7.02%
Portfolio turnover rate ..........................................      51.16%     28.13%     24.41%     17.35%     22.01%




aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
dAnnualized


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002



                                                                                            SHARES/
  INCOME FUND                                                                   COUNTRY     WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS AND WARRANTS 24.2%
  COMMUNICATIONS 1.7%
a McLeodUSA Inc., wts., 4/16/07 ........................................     United States    393,026    $       15,721
  SBC Communications Inc. ..............................................     United States  3,500,000        70,350,000
a Telecom Argentina Stet - France Telecom SA, B, ADR ...................       Argentina    1,700,000         1,394,000
  Verizon Communications Inc. ..........................................     United States  2,750,000        75,460,000
                                                                                                         ---------------
                                                                                                            147,219,721
                                                                                                         ---------------
  CONSUMER NON-DURABLES 2.6%
a Hartmarx Corp. .......................................................     United States  1,302,000         2,551,920
  Philip Morris Cos. Inc. ..............................................     United States  4,500,000       174,600,000
  R.J. Reynolds Tobacco Holdings Inc. ..................................     United States    800,000        32,256,000
  UST Inc. .............................................................     United States    482,900        13,622,609
                                                                                                         ---------------
                                                                                                            223,030,529
                                                                                                         ---------------
a ELECTRONIC TECHNOLOGY .2%
  Anacomp Inc., A ......................................................     United States    743,700        18,499,538
                                                                                                         ---------------
  ENERGY MINERALS 2.2%
  Canadian Oil Sands Trust Units .......................................        Canada      4,800,000       108,636,994
  Petroleo Brasileiro SA, ADR ..........................................        Brazil      1,600,000        17,168,000
  Royal Dutch Petroleum Co., N.Y. shs. .................................      Netherlands   1,500,000        60,255,000
                                                                                                         ---------------
                                                                                                            186,059,994
                                                                                                         ---------------
  FINANCE .6%
  Fleet Boston Financial Corp. .........................................     United States  1,350,000        27,445,500
  JP Morgan Chase & Co. ................................................     United States  1,350,000        25,636,500
                                                                                                         ---------------
                                                                                                             53,082,000
                                                                                                         ---------------
  HEALTH TECHNOLOGY 1.1%
  Bristol-Myers Squibb Co. .............................................     United States  4,000,000        95,200,000
                                                                                                         ---------------
  NON-ENERGY MINERALS .9%
b AngloGold Ltd., ADR ..................................................     South Africa   2,450,000        65,292,500
a Hecla Mining Co. .....................................................     United States  2,625,000         9,371,250
                                                                                                         ---------------
                                                                                                             74,663,750
                                                                                                         ---------------
  PROCESS INDUSTRIES .4%
  Georgia-Pacific Corp. ................................................     United States    527,700         6,907,593
  Lyondell Chemical Co. ................................................     United States  2,000,000        23,880,000
a SHC Inc. .............................................................     United States    712,000             7,120
                                                                                                         ---------------
                                                                                                             30,794,713
                                                                                                         ---------------
  REAL ESTATE 1.4%
  Apartment Investment & Management Co., A .............................     United States  1,011,908        39,312,626
  First Industrial Realty Trust Inc. ...................................     United States  1,000,000        30,990,000
  Liberty Property Trust ...............................................     United States    800,000        24,800,000
  ProLogis Trust .......................................................     United States  1,025,600        25,547,696
                                                                                                         ---------------
                                                                                                            120,650,322
                                                                                                         ---------------
  UTILITIES 13.1%
  Ameren Corp. .........................................................     United States    608,500        25,344,025
  American Electric Power Co. Inc. .....................................     United States  2,000,000        57,020,000
  Cinergy Corp. ........................................................     United States  2,000,000        62,860,000
  CMS Energy Corp. .....................................................     United States  2,500,000        20,150,000
  Dominion Resources Inc. ..............................................     United States    200,000        10,146,000
  DTE Energy Co. .......................................................     United States  1,600,000        65,120,000
  Duke Energy Corp. ....................................................     United States  2,000,000        39,100,000
  Energy East Corp. ....................................................     United States  3,500,000        69,335,000
  Entergy Corp. ........................................................     United States  2,000,000        83,200,000
  Exelon Corp. .........................................................     United States  1,000,000        47,500,000
  FirstEnergy Corp. ....................................................     United States  4,000,000       119,560,000
  FPL Group Inc. .......................................................     United States    700,000        37,660,000

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)




  INCOME FUND                                                                   COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES (CONT.)
  Hawaiian Electric Industries Inc. .....................................    United States    850,000    $   36,635,000
  NiSource Inc. .........................................................    United States    638,800        11,006,524
  Pepco Holdings Inc. ...................................................    United States  2,700,000        53,865,000
  Progress Energy Inc. ..................................................    United States  1,500,000        61,305,000
  Public Service Enterprise Group Inc. ..................................    United States  1,850,000        56,425,000
  Reliant Energy Inc. ...................................................    United States  2,500,000        25,025,000
  Sempra Energy .........................................................    United States  2,456,600        48,272,190
  Southern Co. ..........................................................    United States  2,500,000        71,950,000
b TECO Energy Inc. ......................................................    United States    250,000         3,970,000
  TXU Corp. .............................................................    United States  2,000,000        83,420,000
  Xcel Energy Inc. ......................................................    United States  4,000,000        37,240,000
                                                                                                         ---------------
                                                                                                          1,126,108,739
                                                                                                         ---------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $2,029,835,085)                                                  2,075,309,306
                                                                                                         ---------------
  PREFERRED STOCKS .2%
a COMMUNICATIONS
  Nortel Inversora SA, B, ADR ...........................................      Argentina      524,000           272,480
                                                                                                         ---------------
  PROCESS INDUSTRIES .2%
a Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ..............................      Indonesia   75,000,000         2,437,500
  Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold .........    United States    400,000        11,320,000
                                                                                                         ---------------
                                                                                                             13,757,500
                                                                                                         ---------------
  TOTAL PREFERRED STOCKS (COST $79,707,445)                                                                  14,029,980
                                                                                                         ---------------
  CONVERTIBLE PREFERRED STOCKS 16.3%
  COMMUNICATIONS 1.0%
  Alltel Corp. - Equity Units, 7.75%, cvt. pfd. .........................    United States  2,000,000        87,000,000
a McLeodUSA Inc., 2.50%, cvt. pfd. ......................................    United States    177,366           266,049
                                                                                                         ---------------
                                                                                                             87,266,049
                                                                                                         ---------------
  CONSUMER DURABLES 1.4%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .....................    United States  2,900,000       116,841,000
                                                                                                         ---------------
  ELECTRONIC TECHNOLOGY .6%
b Motorola Inc., 7.00%, cvt. pfd. .......................................    United States  1,000,000        36,220,000
  Solectron Corp., 7.25%, cvt. pfd. .....................................    United States  1,900,000        16,815,000
                                                                                                         ---------------
                                                                                                             53,035,000
                                                                                                         ---------------
  ENERGY MINERALS 2.7%
  Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A .......................    United States    300,000        15,525,000
  Kerr-McGee Corp. Into Devon Energy, 5.50%, cvt. pfd. ..................    United States    829,000        36,683,250
  Lomak Financing Trust, 5.75%, cvt. pfd. ...............................    United States  1,450,000        43,500,000
  Newfield Financial Trust I, 6.50%, cvt. pfd. ..........................    United States    700,000        37,342,900
  Nuevo Financing I, 5.75%, cvt. pfd., A ................................    United States  1,497,500        41,705,375
  Unocal Corp., 6.25%, cvt. pfd. ........................................    United States  1,150,000        56,637,500
                                                                                                         ---------------
                                                                                                            231,394,025
                                                                                                         ---------------
  INDUSTRIAL SERVICES .5%
  Weatherford International Inc., 5.00%, cvt. pfd. ......................    United States    900,000        43,833,600
                                                                                                         ---------------
  REAL ESTATE 4.0%
  Archstone-Smith Trust, 9.16%, cvt. pfd., A ............................    United States  1,040,000        33,748,000
  Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ........................    United States  2,100,000        44,520,000
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ....................    United States  3,400,000        75,140,000
  Host Marriott Corp., 6.75%, cvt. pfd. .................................    United States  2,000,000        71,600,000
  Innkeepers USA Trust, 8.625%, cvt. pfd., A ............................    United States  2,000,000        46,500,000
  Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .................    United States  1,900,000        45,030,000
  Vornado Realty Trust, 6.50%, cvt. pfd., A .............................    United States    450,000        24,806,250
                                                                                                         ---------------
                                                                                                            341,344,250
                                                                                                         ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)


  INCOME FUND                                                                   COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS (CONT.)
a RETAIL TRADE .2%
  Goldman Sachs Group Inc. Into Target Corp., 8.00%, cvt. pfd. ..........    United States    650,000    $   20,044,700
  Kmart Financing I, 7.75%, cvt. pfd. ...................................    United States    500,000           880,000
                                                                                                         ---------------
                                                                                                             20,924,700
                                                                                                         ---------------
  TECHNOLOGY SERVICES .8%
  Electronic Data Systems Corp., 7.625%, cvt. pfd. ......................    United States  1,850,000        33,670,000
  Goldman Sachs Group Inc. Into IBM, 8.00%, cvt. pfd. ...................    United States    525,000        33,012,525
                                                                                                         ---------------
                                                                                                             66,682,525
                                                                                                         ---------------
  TRANSPORTATION .5%
  Union Pacific Capital Trust, 6.25%, cvt. pfd. .........................    United States    900,000        45,322,200
                                                                                                         ---------------
  UTILITIES 4.6%
  Ameren Corp., 9.75%, cvt. pfd. ........................................    United States    584,500        15,499,771
  American Electric Power Co. Inc., 9.25%, cvt. pfd. ....................    United States  1,100,000        42,845,000
  CMS Energy Trust I, 7.75%, cvt. pfd. ..................................    United States  1,250,000        29,242,500
  Dominion Resources Inc., 9.50%, cvt. pfd. .............................    United States    884,500        44,923,755
b DTE Energy Co., 8.75%, cvt. pfd. ......................................    United States    180,000         4,638,600
  FPL Group Inc., 8.00%, cvt. pfd. ......................................    United States    500,000        24,855,000
  FPL Group Inc., 8.50%, cvt. pfd. ......................................    United States    900,000        46,350,000
  Keyspan Corp., 8.75%, cvt. pfd. .......................................    United States  1,050,000        51,082,500
b PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .........................    United States  1,000,000        18,280,000
  Public Service Enterprise Group Inc., 10.25%, cvt. pfd. ...............    United States    325,000        15,559,375
  Sempra Energy - Equity Units, 8.50%, cvt. pfd. ........................    United States  1,767,000        37,248,360
  Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..................    United States    450,000        14,906,250
b TECO Energy Inc., ACES, 9.50%, cvt. pfd. ..............................    United States  1,000,000        18,860,000
b TXU Corp., 8.75%, cvt. pfd. ...........................................    United States    700,000        32,158,000
                                                                                                         ---------------
                                                                                                            396,449,111
                                                                                                         ---------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,688,215,353) ..............                                 1,403,092,460
                                                                                                         ---------------

                                                                                            PRINCIPAL
                                                                                             AMOUNT c
                                                                                           -----------
     BONDS 25.1%
     COMMUNICATIONS 3.0%
     American Cellular Corp., senior sub. note, 9.50%, 10/15/09 .........    United States $ 49,800,000       6,723,000
     AT&T Corp., senior note, 7.30%, 11/15/11 ...........................    United States   50,000,000      48,344,400
     AT&T Wireless Group, senior note, 7.875%, 3/01/11 ..................    United States  100,000,000      77,130,000
b    Crown Castle International Corp., senior note, 9.375%, 8/01/11 .....    United States   28,400,000      17,892,000
b    Dobson Communications Corp., senior note, 10.875%, 7/01/10 .........    United States   50,000,000      34,500,000
d    Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..................    United States   32,000,000         400,000
b    Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 .............    United States   14,000,000       7,490,000
     Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ............    United States   47,400,000      20,145,000
     Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .........    United States   10,409,000      10,721,270
b,d  WorldCom Inc., 8.00%, 5/15/06 ......................................    United States  190,000,000      23,750,000
d    WorldCom Inc., 7.50%, 5/15/11 ......................................    United States   73,000,000       9,125,000
d    XO Communications Inc., senior note, 10.75%, 6/01/09 ...............    United States   51,000,000         260,100
                                                                                                         ---------------
                                                                                                            256,480,770
                                                                                                         ---------------
     CONSUMER NON-DURABLES .7%
d    Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ....................      Argentina     28,100,000       1,545,500
     Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11 ...............    United States    6,600,000       6,633,000
     Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ...............    United States   11,981,000      10,363,565
d    Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 ..............    United States   33,950,000       2,546,250
     Hartmarx Corp., senior note, 12.50%, 9/15/03 .......................    United States   11,200,000      11,144,000
     Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 ...........    United States    5,800,000       6,220,500
     Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..    United States   60,900,000      21,619,500
     Spalding Inc., PIK, 144A, 9.50%, 5/01/08 ...........................    United States   16,000,000       3,360,000
                                                                                                         ---------------
                                                                                                             63,432,315
                                                                                                         ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)



                                                                                              PRINCIPAL
  INCOME FUND                                                                   COUNTRY        AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------
a BONDS (CONT.)
  CONSUMER SERVICES 8.4%
d Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ............   United States $ 53,600,000  $   19,564,000
b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..........   United States   55,000,000      20,075,000
  AOL Time Warner Inc., notes, 6.875%, 5/01/12 ...........................   United States   55,000,000      50,151,640
d Cablevision SA, 13.75%, 5/01/09 ........................................     Argentina     29,300,000       4,541,500
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .................      Canada       42,900,000      45,688,500
  Charter Communications Holdings LLC, senior note, 8.625%, 4/01/09 ......   United States   65,000,000      40,300,000
  CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ................   United States    4,800,000       4,056,000
  Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ............   United States   38,900,000      40,845,000
b CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 .....................   United States   60,000,000      48,000,000
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................   United States   40,000,000      29,400,000
  EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ...............   United States   65,000,000      64,675,000
b Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ................   United States    8,000,000       7,970,000
  Lone Cypress Co., sub. note, 11.50%, 8/01/09 ...........................   United States   65,930,373      69,358,752
b MGM Mirage Inc., senior sub. note, 8.375%, 2/01/11 .....................   United States   23,300,000      24,232,000
d  NTL Communications Corp., senior note, B, 11.875%, 10/01/10 ...........  United Kingdom   66,300,000       9,282,000
  Six Flags Inc., senior note, 9.50%, 2/01/09 ............................   United States   34,000,000      29,240,000
  Spanish Broadcasting Systems, senior sub. note, 9.625%, 11/01/09 .......   United States   13,800,000      14,145,000
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ................   United States   42,600,000      45,901,500
  Tyco International Group, 6.375%, 10/15/11 .............................    Luxembourg     75,000,000      62,437,500
  Venetian Casino/Las Vegas Sands, 144A, 11.00%, 6/15/10 .................   United States   45,200,000      44,522,000
  Yell Finance BV, senior note, 10.75%, 8/01/11 ..........................  United Kingdom   21,650,000      21,812,375
  Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 .............   United States   23,768,000      21,510,040
                                                                                                         ---------------
                                                                                                            717,707,807
                                                                                                         ---------------
  ELECTRONIC TECHNOLOGY 1.6%
b Amkor Technology Inc., senior note, 9.25%, 2/15/08 .....................   United States   10,000,000       6,900,000
b Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ...............   United States   66,500,000      30,922,500
  Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09 .......   United States   48,400,000      50,578,000
b Solectron Corp., senior note, 9.625%, 2/15/09 ..........................   United States   60,000,000      49,800,000
                                                                                                         ---------------
                                                                                                            138,200,500
                                                                                                         ---------------
  ENERGY MINERALS 2.8%
  Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ..................   United States   50,000,000      50,125,000
b Chesapeake Energy Corp., senior note, 144A, 9.00%, 8/15/12 .............   United States   15,000,000      15,487,500
  Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..........      Mexico       77,000,000      89,897,500
  Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ..............   United States   41,000,000      41,205,000
  Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 .........   United States   42,000,000      29,190,000
  P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..........   United States   10,800,000      11,367,000
                                                                                                         ---------------
                                                                                                            237,272,000
                                                                                                         ---------------
  FINANCE .4%
  H&E Equipment/Finance, A, 11.125%, 6/15/12 .............................   United States   20,000,000      15,900,000
  Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ..................   United States   15,000,000      16,725,000
                                                                                                         ---------------
                                                                                                             32,625,000
                                                                                                         ---------------
  HEALTH SERVICES .6%
  Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ..................   United States   25,000,000      20,687,500
b Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 .............   United States   28,800,000      29,484,000
                                                                                                         ---------------
                                                                                                             50,171,500
                                                                                                         ---------------
  INDUSTRIAL SERVICES 1.2%
b Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ..   United States   85,000,000      78,625,000
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 .....   United States   15,100,000      15,647,375
b Hanover Equipment Trust 01, senior secured note,
  B, 144A, 8.75%, 9/01/11 ................................................   United States   11,700,000      10,881,000
                                                                                                         ---------------
                                                                                                            105,153,375
                                                                                                         ---------------
  NON-ENERGY MINERALS .1%
  Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ..................   United States    9,900,000       9,553,500
                                                                                                         ---------------
  PROCESS INDUSTRIES 2.4%
b Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ......   United States   13,000,000       9,555,000
  Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05 ...........   United States   13,000,000      11,245,000

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)



                                                                                              PRINCIPAL
  INCOME FUND                                                                   COUNTRY        AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------
a BONDS (CONT.)
  PROCESS INDUSTRIES (CONT.)
  Consoltex Group Inc., PIK, A, 11.00%, 1/31/09 ..........................   United States $ 50,241,124  $    2,763,262
b Equistar Chemical, senior note, 10.125%, 9/01/08 .......................   United States   65,000,000      58,500,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ..........................   United States   30,000,000      31,050,000
  Hercules Inc., senior note, 11.125%, 11/15/07 ..........................   United States   19,900,000      21,790,500
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ............   United States   50,000,000      50,250,000
d Tjiwi Kimia Finance Mauritius, 10.00%, 8/01/04 .........................     Indonesia     87,000,000      23,707,500
                                                                                                         ---------------
                                                                                                            208,861,262
                                                                                                         ---------------
  PRODUCER MANUFACTURING 1.3%
b Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ...........   United States   15,400,000      14,091,000
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ...........   United States   10,900,000      11,390,500
  Nortek Inc., senior sub. note, 9.875%, 6/15/11 .........................   United States   48,500,000      47,287,500
  Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ....   United States   22,000,000      16,830,000
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ......      Canada       30,000,000      23,550,000
                                                                                                         ---------------
                                                                                                            113,149,000
                                                                                                         ---------------
  REAL ESTATE .5%
  Felcor Lodging LP, 9.50%, 9/15/08 ......................................   United States   23,200,000      23,142,000
  HMH Properties Inc., senior note, C, 8.45%, 12/01/08 ...................   United States   23,200,000      22,272,000
                                                                                                         ---------------
                                                                                                             45,414,000
                                                                                                         ---------------
  RETAIL TRADE .2%
  Rite Aid Corp., 7.70%, 2/15/27 .........................................   United States   32,600,000      19,071,000
                                                                                                         ---------------
  UTILITIES 1.9%
  AES Corp., senior note, 8.75%, 6/15/08 .................................   United States   35,000,000      17,675,000
  Aquila Inc., 144A, 11.875%, 7/01/12 ....................................   United States   60,000,000      54,083,880
  Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 .........      Canada       52,300,000      21,704,500
b Calpine Corp., senior note, 8.50%, 2/15/11 .............................   United States  100,000,000      41,500,000
  CMS Energy Corp., 9.875%, 10/15/07 .....................................   United States   29,500,000      24,216,845
                                                                                                         ---------------
                                                                                                            159,180,225
                                                                                                         ---------------
  TOTAL BONDS (COST $2,846,758,445)                                                                       2,156,272,254
                                                                                                         ---------------
  CONVERTIBLE BONDS 7.6%
d CONSUMER DURABLES
  Exide Technologies, cvt., 2.90%, 12/15/05 ..............................   United States   50,000,000         375,000
                                                                                                         ---------------
  CONSUMER SERVICES 1.1%
b Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ....................   United States   95,000,000       8,075,000
  Charter Communications Inc., cvt., 4.75%, 6/01/06 ......................   United States  115,500,000      50,098,125
  Echostar Communications Corp., cvt., 4.875%, 1/01/07 ...................   United States   50,000,000      37,937,500
                                                                                                         ---------------
                                                                                                             96,110,625
                                                                                                         ---------------
  ELECTRONIC TECHNOLOGY 3.0%
  Advanced Micro Devices Inc., cvt., 4.75%, 2/01/22 ......................   United States    5,000,000       2,975,000
  Advanced Micro Devices Inc., cvt., A, 4.75%, 2/01/22 ...................   United States   60,000,000      35,700,000
  Amkor Technology Inc., cvt., 5.00%, 3/15/07 ............................   United States   45,000,000      13,162,500
  International Rectifier Corp., cvt., 4.25%, 7/15/07 ....................   United States   10,500,000       8,268,750
  Juniper Networks Inc., cvt., 4.75%, 3/15/07 ............................   United States   15,000,000      10,275,000
  Nortel Networks Corp., cvt., 4.25%, 9/01/08 ............................   United States  110,000,000      32,862,500
b PMC-Sierra Inc., cvt., 3.75%, 8/15/06 ..................................   United States   50,000,000      33,812,500
b Sanmina-Sci Corp., cvt., 4.25%, 5/01/04 ................................   United States   18,000,000      15,660,000
b SCI Systems Inc., cvt., 3.00%, 3/15/07 .................................   United States  100,000,000      60,129,000
  Semtech Corp., cvt., 4.50%, 2/01/07 ....................................   United States   50,000,000      40,375,000
  Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06 ......................   United States    8,000,000       5,280,000
                                                                                                         ---------------
                                                                                                            258,500,250
                                                                                                         ---------------
b HEALTH TECHNOLOGY .2%
  ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 .........................   United States   30,000,000      19,612,500
                                                                                                         ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)



                                                                                            PRINCIPAL
  INCOME FUND                                                                   COUNTRY      AMOUNT c         VALUE
-------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)
b INDUSTRIAL SERVICES .5%
  Hanover Compressor Co., cvt., 4.75%, 3/15/08 ..........................    United States $ 20,000,000  $   14,450,000
  Key Energy Services Inc., cvt., 5.00%, 9/15/04 ........................    United States   29,000,000      27,405,000
                                                                                                         ---------------
                                                                                                             41,855,000
                                                                                                         ---------------
  NON-ENERGY MINERALS .7%
  Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ............    United States   20,000,000      17,250,000
b Trizec Hahn Corp. Into Barrick Gold (ABX), cvt.,
  senior deb., 3.00%, 1/29/21 ...........................................       Canada       64,300,000      38,740,750
                                                                                                         ---------------
                                                                                                             55,990,750
                                                                                                         ---------------
  REAL ESTATE 2.1%
  Equity Office Properties Trust, senior exchangeable
  note, 144A, 7.25%, 11/15/08 ...........................................    United States   44,500,000      46,780,625
  Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ...................    United States   65,000,000      64,675,000
  Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04 ..........    United States   72,500,000      64,525,000
                                                                                                         ---------------
                                                                                                            175,980,625
                                                                                                         ---------------
  TOTAL CONVERTIBLE BONDS (COST $891,311,351) ...........................                                   648,424,750
                                                                                                         ---------------
  ZERO COUPON/STEP-UP BONDS 2.7%
  APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ..............      Indonesia    150,000,000       8,250,000
  Charter Communications Holdings LLC, senior disc.
  note, zero cpn. to 4/01/04, 9.92%
  thereafter, 4/01/11 ...................................................    United States  100,000,000      47,000,000
  Charter Communications Holdings LLC, senior disc.
  note, zero cpn. to 1/15/06, 13.50%
  thereafter, 1/15/11 ...................................................    United States   60,000,000      21,300,000
  Crown Castle International Corp., senior disc. note,
  zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11 ......................    United States   25,000,000      10,875,000
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ........    United States  111,500,000      25,087,500
  Level 3 Communications Inc., senior disc. note, zero cpn.
  to 12/01/03, 10.50% thereafter, 12/01/08 ..............................    United States   10,000,000       3,250,000
  Microcell Telecommunications Inc., senior disc. note,
  zero cpn. to 6/01/04, 12.00% thereafter, 6/01/09 ......................       Canada       50,000,000         500,000
  Nextel Communications Inc., senior disc. note, zero cpn.
  to 2/15/03, 9.95% thereafter, 2/15/08 .................................    United States   80,000,000      59,600,000
d Nextel International Inc., senior disc. note, zero cpn.
  to 4/15/03, 12.125% thereafter, 4/15/08 ...............................    United States   64,700,000         970,500
  Quebecor Media Inc., senior disc. note, zero cpn. to
  7/15/06, 13.75% thereafter, 7/15/11 ...................................       Canada       55,200,000      25,116,000
d XO Communications Inc., senior disc. note, zero cpn.
  to 6/01/04, 12.25% thereafter, 6/01/09 ................................    United States   44,000,000         440,000
  Yell Finance BV, senior disc. note, zero cpn. to
  8/01/06, 13.50% thereafter, 8/01/11 ...................................   United Kingdom   42,000,000      25,830,000
                                                                                                         ---------------
  TOTAL ZERO COUPON/STEP-UP BONDS (COST $505,543,827)                                                       228,219,000
                                                                                                         ---------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 19.3%
  FHLMC, 6.00%, 11/01/31 ................................................    United States      953,558         982,401
  FHLMC, 6.00%, 12/01/31 ................................................    United States    3,807,507       3,922,675
  FHLMC, 6.00%, 1/01/32 .................................................    United States  120,233,360     123,870,017
  FHLMC, 6.00%, 2/01/32 .................................................    United States  100,565,821     103,606,901
  FHLMC, 6.00%, 3/01/32 .................................................    United States  103,553,436     106,684,006
  FNMA, 6.00%, 4/01/31 ..................................................    United States    9,685,245       9,965,766
  FNMA, 6.00%, 5/01/31 ..................................................    United States    3,596,527       3,700,691
  FNMA, 6.00%, 6/01/31 ..................................................    United States    3,839,340       3,950,537
  FNMA, 6.00%, 7/01/31 ..................................................    United States    1,913,677       1,969,102
  FNMA, 6.00%, 8/01/31 ..................................................    United States    1,882,789       1,937,319
  FNMA, 6.00%, 9/01/31 ..................................................    United States    3,862,909       3,978,466
  FNMA, 6.00%, 10/01/31 .................................................    United States   35,205,310      36,224,943
  FNMA, 6.00%, 11/01/31 .................................................    United States   24,859,509      25,579,500
  FNMA, 6.00%, 12/01/31 .................................................    United States  339,899,125     349,743,457
  FNMA, 6.00%, 1/01/32 ..................................................    United States   33,965,922      34,949,660
  FNMA, 6.00%, 2/01/32 ..................................................    United States  277,201,530     285,230,159
  FNMA, 6.00%, 4/01/32 ..................................................    United States   47,140,205      48,505,645
  GNMA, 6.00%, 4/15/31 ..................................................    United States    7,992,464       8,295,963
  GNMA, 6.00%, 5/15/31 ..................................................    United States      896,906         930,964
  GNMA, 6.00%, 6/15/31 ..................................................    United States      997,389       1,035,263
  GNMA, 6.00%, 7/15/31 ..................................................    United States      973,699       1,010,674
  GNMA, 6.00%, 10/15/31 .................................................    United States   35,105,304      36,438,362
  GNMA, 6.00%, 11/15/31 .................................................    United States   23,122,138      24,000,159
  GNMA, 6.00%, 12/15/31 .................................................    United States   41,903,186      43,494,381
  GNMA, 6.00%, 1/15/32 ..................................................    United States  155,289,140     161,182,039
  GNMA, 6.00%, 2/15/32 ..................................................    United States   75,021,374      77,868,271
  GNMA, 6.00%, 3/15/32 ..................................................    United States   47,783,972      49,597,273


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)



                                                                                            PRINCIPAL
  INCOME FUND                                                                   COUNTRY      AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  GNMA, 6.00%, 4/15/32 ..................................................  United States $ 68,332,314     $   70,925,380
  GNMA, 6.00%, 5/15/32 ..................................................  United States    4,979,203          5,168,153
  GNMA, 6.00%, 6/15/32 ..................................................  United States    4,526,222          4,697,982
  GNMA, 6.00%, 7/15/32 ..................................................  United States   20,953,290         21,748,424
                                                                                                          ---------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,579,184,439)                                        1,651,194,533
  FOREIGN GOVERNMENT AND AGENCY SECURITIES .2%
  Republic of South Africa, 12.00%, 2/28/05 (COST $50,917,331) ..........  South Africa   200,000,000 ZAR     18,811,341
                                                                                                          ---------------
  TOTAL LONG TERM INVESTMENTS (COST $9,671,473,276) .....................                                  8,195,353,624
                                                                                                          ---------------

                                                                                            SHARES
                                                                                         ------------
e SHORT TERM INVESTMENTS 1.9%
  Franklin Institutional Fiduciary Trust Money
  Market Portfolio (COST $162,017,586) ..................................                 162,017,586        162,017,586
                                                                                                          ---------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
  (COST $9,833,490,862)                                                                                    8,357,371,210
                                                                                                          ---------------

                                                                                          PRINCIPAL
                                                                                            AMOUNT
                                                                                         ------------
  REPURCHASE AGREEMENTS 4.3%
f Joint Repurchase Agreement, 1.869%, 10/01/02
   (Maturity Value $163,958,836) ........................................                $163,950,324        163,950,324
   ABN AMRO Inc. (Maturity Value $15,458,039)
   Bear, Stearns & Co. Inc. (Maturity Value $15,458,039)
   BNP Paribas Securities Corp. (Maturity Value $15,458,039)
   CS First Boston Corp. (Maturity Value $15,458,039)
   Deutche Bank Securities Inc. (Maturity Value $15,458,039)
   Dresdner Kleinwort Wasserstein Securities LLC
   (Maturity Value $15,458,039)
   Goldman, Sachs & Co. (Maturity Value $15,458,039)
   Greenwich Capital Markets Inc. (Maturity Value $15,458,039)
   Lehman Brothers Inc. (Maturity Value $9,378,446)
   Morgan Stanley & Co. Inc. (Maturity Value $15,458,039)
   UBS Warburg LLC (Maturity Value $15,458,039)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds,
   and U.S. Government Agency Securities
g Barclays Capital Inc., 1.96%, 10/01/02 (Maturity Value $17,964,956) ...                  17,963,978         17,963,978
   Collateralized by U.S. Government Agency Securities
g Bear, Stearns & Co. Inc., 1.96%, 10/01/02 (Maturity Value $28,440,096)                   28,438,548         28,438,548
   Collateralized by U.S. Government Agency Securities
g Deutche Bank Securities Inc., 1.97%, 10/01/02 (Maturity Value $25,002,736)               25,001,368         25,001,368
   Collateralized by U.S. Government Agency Securities
g Goldman, Sachs & Co., 1.98%, 10/01/02 (Maturity Value $35,003,850) ....                  35,001,925         35,001,925
   Collateralized by U.S. Government Agency Securities
g JP Morgan Securities, 1.95%, 10/01/02 (Maturity Value $25,002,708) ....                  25,001,354         25,001,354
   Collateralized by U.S. Government Agency Securities
g Morgan Stanley & Co. Inc., 1.95%, 10/01/02 (Maturity Value $35,003,792)                  35,001,896         35,001,896
   Collateralized by U.S. Government Agency Securities
g UBS Warburg LLC, 1.97%, 10/01/02 (Maturity Value $35,003,831) .........                  35,001,916         35,001,916
   Collateralized by U.S. Government Agency Securities
                                                                                                          ---------------
  TOTAL REPURCHASE AGREEMENTS (COST $365,361,309) .......................                                    365,361,309
                                                                                                          ---------------
  TOTAL INVESTMENTS (COST $10,198,852,171) 101.8% .......................                                  8,722,732,519
  OTHER ASSETS, LESS LIABILITIES (1.8)% .................................                                   (150,344,655)
                                                                                                          ---------------
  NET ASSETS 100.0% .....................................................                                 $8,572,387,864
                                                                                                          ===============

CURRENCY ABBREVIATION:
ZAR - South African Rand


aNon-income producing
bPortion of the security has been loaned to certain brokers. See Note 1(d). cThe principal amount is stated in U.S. dollars unless otherwise indicated. dSee Note 6 regarding defaulted securities.
eSee Note 3 regarding investments in the "Sweep Money Fund."
fSee Note 1(c) regarding joint repurchase agreement.
gCollateral for loaned securities. See Note 1(d).


62

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------------
CLASS A                                                                   2002       2001       2000     1999 c      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................         $6.93      $6.63      $6.62      $6.99      $6.89
                                                                   ---------------------------------------------------------
Income from investment operations:
 Net investment income a .......................................           .38        .41 e      .43        .44        .46
 Net realized and unrealized gains (losses) ....................           .09        .33 e      .01       (.37)       .10
                                                                   ---------------------------------------------------------
Total from investment operations ...............................           .47        .74        .44        .07        .56
Less distributions from net investment income ..................          (.41)      (.44)      (.43)      (.44)      (.46)
                                                                   ---------------------------------------------------------
Net asset value, end of year ...................................         $6.99      $6.93      $6.63      $6.62      $6.99
                                                                   =========================================================

Total return b .................................................         7.06%     11.52%      6.90%      1.05%      8.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................    $7,726,914 $7,197,334 $6,852,374 $7,895,906 $9,049,829
Ratios to average net assets:
 Expenses ......................................................          .69%       .68%       .70%       .67%       .65%
 Net investment income .........................................         5.48%      6.12% e    6.62%      6.43%      6.67%
Portfolio turnover rate ........................................        44.62%     19.18%      3.98%     15.04%     25.98%

CLASS B
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................         $6.93      $6.63      $6.62      $6.91
                                                                      -------------------------------------------
Income from investment operations:
 Net investment income a .......................................           .34        .37e       .39        .30
 Net realized and unrealized gains (losses) ....................           .09        .33e       .01       (.28)
                                                                      -------------------------------------------
Total from investment operations ...............................           .43        .70        .40        .02
Less distributions from net investment income ..................          (.38)      (.40)      (.39)      (.31)
                                                                      -------------------------------------------
Net asset value, end of year ...................................         $6.98      $6.93      $6.63      $6.62
                                                                      -------------------------------------------

Total return b .................................................         6.37%     10.94%      6.35%       .25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................      $559,966   $225,517    $80,167    $51,433
Ratios to average net assets:
 Expenses ......................................................         1.22%      1.22%      1.25%      1.22% d
 Net investment income .........................................         4.95%      5.51% e    6.07%      5.93% d
Portfolio turnover rate ........................................        44.62%     19.18%      3.98%     15.04%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to September 30, 1999 for Class B.
dAnnualized
eThe November, 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.
   Class A
   Net investment income per share                    $(.008)
   Net realized and unrealized gains per share          .008
   Ratio of net investment income to average net assets (.11)%

   Class B
   Net investment income per share                     $(.008)
   Net realized and unrealized gains per share           .008
   Ratio of net investment income to average net assets  (.11)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------------------
CLASS C                                                                 2002 d       2001       2000       1999       1998
                                                                      -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................      $6.91      $6.61      $6.60      $6.97      $6.87
                                                                      -----------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................        .34        .37e       .39        .40        .42
 Net realized and unrealized gains (losses) .......................        .10        .33e       .01       (.37)       .10
                                                                      -----------------------------------------------------
Total from investment operations ..................................        .44        .70        .40        .03        .52
Less distributions from net investment income .....................       (.38)      (.40)      (.39)      (.40)      (.42)
                                                                      -----------------------------------------------------
Net asset value, end of year ......................................      $6.97      $6.91      $6.61      $6.60      $6.97
                                                                      =====================================================

Total return b ....................................................      6.53%     10.96%      6.36%       .50%      7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $803,049   $422,114   $264,413   $308,961   $271,665
Ratios to average net assets:
 Expenses .........................................................      1.21%      1.22%      1.25%      1.22%      1.21%
 Net investment income ............................................      4.96%      5.55% e    6.08%      5.89%      6.10%
Portfolio turnover rate ...........................................     44.62%     19.18%      3.98%     15.04%     25.98%

CLASS R
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................      $6.81
                                                                      --------
Income from investment operations:
 Net investment incomea ...........................................        .25
 Net realized and unrealized gains ................................        .22
                                                                      --------
Total from investment operations ..................................        .47
                                                                      --------
Less distributions from net investment income .....................       (.29)
Net asset value, end of period ....................................      $6.99
                                                                      ========

Total returnb .....................................................      7.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................   $14,042
Ratios to average net assets:
 Expenses .........................................................      1.07% d
 Net investment income ............................................      5.10% d
Portfolio turnover rate ...........................................     44.62%



aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
dAnnualized
eThe November, 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.
      Class C
      Net investment income per share                       $(.008)
      Net realized and unrealized gains per share             .008
      Ratio of net investment income to average net assets    (.11)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                     -------------------------------------------------------
ADVISOR CLASS                                                             2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $6.94      $6.64      $6.63      $7.00      $6.90
                                                                     -------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................         .38        .43c       .44        .45        .47
 Net realized and unrealized gains (losses) ......................         .11        .32c        --       (.37)       .10
                                                                     -------------------------------------------------------
Total from investment operations .................................         .49        .75        .44        .08        .57
Less distributions from net investment income ....................        (.42)      (.45)      (.43)      (.45)      (.47)
                                                                     -------------------------------------------------------
Net asset value, end of year .....................................       $7.01      $6.94      $6.64      $6.63      $7.00
                                                                     =======================================================

Total return b ...................................................       7.33%     11.63%      7.02%      1.16%      8.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................    $198,437    $19,960    $46,775    $15,544    $36,308
Ratios to average net assets:
 Expenses ........................................................        .57%       .57%       .60%       .57%       .56%
 Net investment income ...........................................       5.60%      6.30%c     6.73%      6.53%      6.75%
Portfolio turnover rate ..........................................      44.62%     19.18%      3.98%     15.04%     25.98%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year.
cThe November, 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.
      Advisor Class
      Net investment income per share                      $(.008)
      Net realized and unrealized gains per share            .008
      Ratio of net investment income to average net assets   (.11)%

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002



                                                                                            PRINCIPAL
  U.S. GOVERNMENT SECURITIES FUND                                                             AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 98.5%
  GNMA I, SF, 5.50%, 5/15/28 - 1/15/29 ...............................................    $   10,573,966  $   10,849,876
  GNMA II, 5.50%, 11/20/28 - 3/20/29 .................................................        19,393,909      19,782,688
  GNMA I, SF, 6.00%, 9/15/23 - 9/15/32 ...............................................     2,004,395,116   2,081,292,344
  GNMA II, 6.00%, 10/20/23 - 2/20/31 .................................................        69,595,981      72,046,494
  GNMA I, SF, 6.50%, 3/15/03 - 8/15/32 ...............................................     2,701,217,393   2,824,172,282
  GNMA II, 6.50%, 6/20/24 - 7/20/28 ..................................................       202,989,029     211,380,951
  GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 ...............................................         1,432,561       1,502,301
  GNMA PL, 6.75%, 1/15/34 ............................................................        34,866,205      36,155,341
  GNMA I, SF, 7.00%, 4/15/06 - 9/15/32 ...............................................     2,133,939,609   2,246,706,965
a GNMA II, 7.00%, 2/20/28 - 10/20/31 .................................................        48,054,225      50,332,932
  GNMA PL, 7.00%, 9/15/35 ............................................................         8,705,111       9,563,421
  GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 ..............................................         3,265,302       3,469,034
  GNMA I, SF, 7.50%, 6/15/05 - 11/15/30 ..............................................       593,497,036     633,150,111
  GNMA II, 7.50%, 10/20/22 - 12/20/26 ................................................        48,558,152      51,630,485
  GNMA I, SF, 7.70%, 12/15/20 - 1/15/22 ..............................................         4,726,696       5,107,863
  GNMA I, SF, 8.00%, 10/15/07 - 6/15/30 ..............................................       338,937,440     367,608,112
  GNMA II, 8.00%, 8/20/16 - 6/20/30 ..................................................        35,569,123      38,229,991
  GNMA PL, 8.00%, 5/15/32 ............................................................         6,387,456       6,938,440
  GNMA I, SF, 8.25%, 3/15/27 - 11/15/27 ..............................................         1,303,999       1,410,760
  GNMA I, GPM, 8.25%, 3/15/27 - 11/15/27 .............................................         2,089,991       2,285,994
  GNMA PL, 8.25%, 2/15/28 ............................................................        12,388,505      12,629,266
  GNMA I, SF, 8.50%, 12/15/09 - 6/15/25 ..............................................        56,871,022      62,463,181
  GNMA II, 8.50%, 5/20/16 - 6/20/25 ..................................................        10,655,227      11,678,391
  GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 .............................................           251,736         278,222
  GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ..............................................        68,757,422      76,577,755
  GNMA II, 9.00%, 11/20/17 - 11/20/21 ................................................         3,210,109       3,560,132
  GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 ..............................................         1,241,067       1,387,608
  GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 ...............................................        38,894,229      43,757,495
  GNMA II, 9.50%, 9/20/15 - 4/20/25 ..................................................         2,431,051       2,730,612
  GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ...........................................         1,414,539       1,589,730
  GNMA I, SF, 10.00%, 7/15/24 - 3/15/25 ..............................................        45,248,509      52,003,182
  GNMA II, 10.00%, 8/20/15 - 3/20/21 .................................................         4,528,219       5,181,702
  GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 .............................................           308,580         356,641
  GNMA I, SF, 10.50%, 12/15/09 - 2/15/12 .............................................        33,208,195      38,679,094
  GNMA II, 10.50%, 3/20/14 - 3/20/21 .................................................         8,522,159       9,880,395
  GNMA I, GPM, 11.00%, 11/15/09 - 5/15/21 ............................................         2,737,123       3,131,600
  GNMA I, SF, 11.00%, 11/15/09 - 6/15/13 .............................................        30,573,244      35,580,545
  GNMA II, 11.00%, 1/20/15 - 1/20/21 .................................................         1,661,306       1,943,444
  GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 .............................................         1,031,580       1,205,008
  GNMA I, GPM, 11.50%, 7/15/10 - 6/15/13 .............................................           310,812         362,954
  GNMA I, SF, 11.50%, 2/15/13 - 5/15/13 ..............................................         6,623,887       7,795,310
  GNMA II, 11.50%, 10/20/13 - 4/20/18 ................................................           543,478         638,032
  GNMA II, GPM, 11.50%, 10/20/13 - 10/20/13 ..........................................            52,420          61,089
  GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ............................................           222,276         261,596
  GNMA I, GPM, 12.00%, 10/15/10 - 1/15/13 ............................................            81,994          96,271
  GNMA I, SF, 12.00%, 5/15/11 - 2/15/13 ..............................................        30,363,036      36,120,234
  GNMA II, 12.00%, 9/20/13 - 2/20/16 .................................................         1,308,466       1,552,102
  GNMA I, GPM, 12.50%, 4/15/10 - 10/15/11 ............................................           297,820         349,465
  GNMA I, SF, 12.50%, 4/15/10 - 3/15/12 ..............................................        28,874,457      34,381,993
  GNMA II, 12.50%, 9/20/13 - 11/20/15 ................................................         1,309,182       1,565,847
  GNMA I, GPM, 12.75%, 5/15/14 .......................................................             7,356           8,819
  GNMA I, SF, 13.00%, 7/15/10 - 2/15/13 ..............................................        29,331,847      35,277,876
  GNMA II, 13.00%, 11/20/13 - 9/20/15 ................................................           855,199       1,031,947
                                                                                                          ---------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (COST $8,782,128,269) .........                     9,157,733,923
                                                                                                          ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)




 U.S. GOVERNMENT SECURITIES FUND                                                                 SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------------
b SHORT TERM INVESTMENT 1.7%
  Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $162,017,586) ..       162,017,586  $  162,017,586
                                                                                                          ---------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $8,944,145,855) ...............                     9,319,751,509

                                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                           --------------
c REPURCHASE AGREEMENT .8%
  Barclays Capital Inc., 1.869%, 10/01/02 (Maturity Value $78,114,055)
  (COST $78,110,000)
  Collateralized by U.S. Treasury Notes ..............................................      $ 78,110,000      78,110,000
                                                                                                          ---------------
  TOTAL INVESTMENTS (COST $9,022,255,855) 101.0% .....................................                     9,397,861,509
  OTHER ASSETS, LESS LIABILITIES (1.0)% ..............................................                       (95,453,981)
                                                                                                          ---------------
  NET ASSETS 100.0% ..................................................................                    $9,302,407,528
                                                                                                          ===============







aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
bSee Note 3 regarding investments in the "Sweep Money Fund."
cSee Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN UTILITIES FUND

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------------------
CLASS A                                                                   2002       2001       2000       1999 c     1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................       $10.02     $10.89     $ 9.58     $11.36     $10.04
                                                                    --------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................          .46        .46        .43        .48        .52
 Net realized and unrealized gains (losses) .....................        (1.60)      (.86)      1.69      (1.41)      1.58
                                                                    --------------------------------------------------------
Total from investment operations ................................        (1.14)      (.40)      2.12       (.93)      2.10
                                                                    --------------------------------------------------------
Less distributions from:
 Net investment income ..........................................         (.45)      (.45)      (.45)      (.52)      (.52)
 Net realized gains .............................................         (.47)      (.02)      (.36)      (.33)      (.26)
                                                                    --------------------------------------------------------
Total distributions .............................................         (.92)      (.47)      (.81)      (.85)      (.78)
                                                                    --------------------------------------------------------
Net asset value, end of year ....................................       $ 7.96     $10.02     $10.89     $ 9.58     $11.36
                                                                    ========================================================

Total return b ..................................................     (12.49)%    (4.03)%    24.27%     (8.54)%    21.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $1,090,216 $1,349,027 $1,574,897 $1,594,862 $2,054,546
Ratios to average net assets:
 Expenses .......................................................         .80%       .79%       .83%       .80%       .76%
 Net investment income ..........................................        4.87%      4.26%      4.74%      4.60%      4.73%
Portfolio turnover rate .........................................       30.60%     34.03%     19.86%     33.99%     11.77%

CLASS B
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................      $10.02     $10.90     $ 9.59     $11.08
                                                                     --------------------------------------------
Income from investment operations:
 Net investment income a .........................................         .41        .41        .38        .31
 Net realized and unrealized gains (losses) ......................       (1.58)      (.87)      1.70      (1.44)
                                                                     --------------------------------------------
Total from investment operations .................................       (1.17)      (.46)      2.08      (1.13)
                                                                     --------------------------------------------
Less distributions from:
 Net investment income ...........................................        (.41)      (.40)      (.41)      (.36)
 Net realized gains ..............................................        (.47)      (.02)      (.36)       --
                                                                     --------------------------------------------
Total distributions ..............................................        (.88)      (.42)      (.77)      (.36)
                                                                    --------------------------------------------------------
Net asset value, end of year .....................................      $ 7.97     $10.02     $10.90     $ 9.59
                                                                     ============================================

Total return b ...................................................    (12.88)%    (4.58)%     23.79%   (10.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $32,802    $15,212     $8,819     $3,142
Ratios to average net assets:
 Expenses ........................................................       1.31%      1.30%      1.34%      1.31% d
 Net investment income ...........................................       4.44%      3.74%      4.11%      4.12% d
Portfolio turnover rate ..........................................      30.60%     34.03%     19.86%     33.99%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to September 30, 1999 for Class B.
dAnnualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN UTILITIES FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------
CLASS C                                                                 2002 c       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $10.01     $10.88     $ 9.57     $11.35     $10.02
                                                                      ------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................................       .41        .41        .38        .43        .46
 Net realized and unrealized gains (losses) ........................     (1.59)      (.87)      1.69      (1.42)      1.60
                                                                      ------------------------------------------------------
Total from investment operations ...................................     (1.18)      (.46)      2.07       (.99)      2.06
                                                                      ------------------------------------------------------
Less distributions from:
 Net investment income .............................................      (.41)      (.39)      (.40)      (.46)      (.47)
 Net realized gains ................................................      (.47)      (.02)      (.36)      (.33)      (.26)
                                                                      ------------------------------------------------------
Total distributions ................................................      (.88)      (.41)      (.76)      (.79)      (.73)
                                                                      ------------------------------------------------------
Net asset value, end of year .......................................    $ 7.95     $10.01     $10.88     $ 9.57     $11.35
                                                                      ======================================================

Total return b .....................................................  (12.90)%    (4.50)%     23.65%    (9.06)%     21.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $67,428    $44,985    $37,837    $34,697    $40,628
Ratios to average net assets:
 Expenses ..........................................................     1.29%      1.30%      1.34%      1.31%      1.28%
 Net investment income .............................................     4.43%      3.76%      4.22%      4.08%      4.19%
Portfolio turnover rate ............................................    30.60%     34.03%     19.86%     33.99%     11.77%

CLASS R
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................     $9.81
                                                                      ---------
Income from investment operations:
 Net investment income a ...........................................       .32
 Net realized and unrealized losses ................................     (1.85)
                                                                      ---------
Total from investment operations ...................................     (1.53)
                                                                      ---------
Less distributions from net investment income ......................      (.32)
                                                                      ---------
Net asset value, end of period .....................................     $7.96
                                                                      =========

Total return b .....................................................  (16.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................      $142
Ratios to average net assets:
 Expenses ..........................................................     1.16% d
 Net investment income .............................................     4.82% d
Portfolio turnover rate ............................................    30.60%






aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
dAnnualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN UTILITIES FUND (CONT.)

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                     -------------------------------------------------------
ADVISOR CLASS                                                             2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................      $10.05     $10.92     $ 9.61     $11.39     $10.04
                                                                     -------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................         .47        .48        .44        .51        .58
 Net realized and unrealized gains (losses) ......................       (1.60)      (.87)      1.69      (1.42)      1.57
                                                                     -------------------------------------------------------
Total from investment operations .................................       (1.13)      (.39)      2.13       (.91)      2.15
                                                                     -------------------------------------------------------
Less distributions from:
 Net investment income ...........................................        (.46)      (.46)      (.46)      (.54)      (.54)
 Net realized gains ..............................................        (.47)      (.02)      (.36)      (.33)      (.26)
                                                                     -------------------------------------------------------
Total distributions ..............................................        (.93)      (.48)      (.82)      (.87)      (.80)
                                                                     -------------------------------------------------------
Net asset value, end of year .....................................      $ 7.99     $10.05     $10.92     $ 9.61     $11.39
                                                                     =======================================================

Total return b ...................................................    (12.32)%    (3.89)%     24.50%    (8.48)%    22.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $15,664     $8,829     $9,234     $8,058    $13,651
Ratios to average net assets:
 Expenses ........................................................        .66%       .65%       .69%       .66%       .63%
 Net investment income ...........................................       5.07%      4.39%      4.87%      4.82%      4.93%
Portfolio turnover rate ..........................................      30.60%     34.03%     19.86%     33.99%     11.77%






aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year.

                                                  See notes to financial
statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002




 UTILITIES FUND                                                                                 SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 77.0%
  Allete Inc. ............................................................................      400,000  $    8,640,000
  Ameren Corp. ...........................................................................      600,000      24,990,000
  American Electric Power Co. Inc. .......................................................    1,250,000      35,637,500
  AT&T Corp. .............................................................................      300,000       3,603,000
  Atmos Energy Corp. .....................................................................      800,000      17,200,000
  Central Vermont Public Service Corp. ...................................................      219,900       3,876,837
  Cinergy Corp. ..........................................................................    1,500,000      47,145,000
  CMS Energy Corp. .......................................................................    1,418,000      11,429,080
  Constellation Energy Group Inc. ........................................................      600,000      14,874,000
  Dominion Resources Inc. ................................................................      850,000      43,120,500
  DTE Energy Co. .........................................................................    1,100,000      44,770,000
  Duke Energy Corp. ......................................................................      300,000       5,865,000
  Energen Corp. ..........................................................................      364,000       9,212,840
  Energy East Corp. ......................................................................    1,300,000      25,753,000
  Entergy Corp. ..........................................................................    1,650,000      68,640,000
  Exelon Corp. ...........................................................................    1,200,000      57,000,000
  FirstEnergy Corp. ......................................................................    1,279,000      38,229,310
  FPL Group Inc. .........................................................................    1,300,000      69,940,000
  Great Plains Energy Inc. ...............................................................      300,000       5,745,000
  Hawaiian Electric Industries Inc. ......................................................      300,000      12,930,000
  NiSource Inc. ..........................................................................      800,000      13,784,000
  NSTAR ..................................................................................      336,900      13,324,395
  Peoples Energy Corp. ...................................................................      400,000      13,476,000
  Pepco Holdings Inc. ....................................................................    1,500,000      29,925,000
  Progress Energy Inc. ...................................................................    1,100,000      44,957,000
  Puget Energy Inc. ......................................................................      875,000      17,858,750
  Questar Corp. ..........................................................................      700,000      15,988,000
  Reliant Energy Inc. ....................................................................    1,200,000      12,012,000
  SBC Communications Inc. ................................................................    1,200,000      24,120,000
  Scottish & Southern Energy PLC (United Kingdom) ........................................      940,000      10,125,965
  ScottishPower PLC (United Kingdom) .....................................................    3,000,000      16,264,606
  Sempra Energy ..........................................................................      300,000       5,895,000
  Sierra Pacific Resources ...............................................................      158,300         965,630
  Southern Co. ...........................................................................    1,900,000      54,682,000
  TXU Corp. ..............................................................................    1,088,365      45,395,704
  UIL Holdings Corp. .....................................................................      274,200       9,720,390
  United Utilities PLC (United Kingdom) ..................................................    2,066,407      19,091,574
  Vectren Corp. ..........................................................................      800,000      17,600,000
  Wisconsin Energy Corp. .................................................................      250,000       6,075,000
  Xcel Energy Inc. .......................................................................    1,000,000       9,310,000
                                                                                                         --------------
  TOTAL COMMON STOCKS (COST $897,092,935)                                                                   929,172,081
                                                                                                         --------------
  CONVERTIBLE PREFERRED STOCKS 11.5%
  Ameren Corp., 9.75%, cvt. pfd. .........................................................      428,600      11,365,615
  American Electric Power Co. Inc., 9.25%, cvt. pfd. .....................................      450,000      17,527,500
  Aquila Inc., 9.75%, cvt. pfd. ..........................................................    1,100,000       6,160,000
  CMS Energy Trust I, 7.75%, cvt. pfd. ...................................................      450,000      10,527,300
  Dominion Resources Inc., 9.50%, cvt. pfd. ..............................................      142,000       7,212,180
  Duke Energy Corp., 8.00%, cvt. pfd. ....................................................    1,900,000      30,609,000
  NiSource Inc., 7.75%, cvt. pfd. ........................................................      300,000      10,350,000
  PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ..........................................    1,370,000      25,043,600
  Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ...................................      611,300      20,249,313
                                                                                                         --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $203,570,201)                                                    139,044,508
                                                                                                         --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (CONT.)



                                                                                             PRINCIPAL
 UTILITIES FUND                                                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
  BONDS 10.7%
  CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ........................................  $25,000,000  $   27,372,250
  CMS Energy Corp., 9.875%, 10/15/07 .....................................................    8,500,000       6,977,735
  Firstenergy Corp., senior note, 7.375%, 11/15/31 .......................................   15,000,000      13,211,670
  Niagara Mohawk Power Corp., senior note, D, 7.25%, 10/01/02 ............................    3,024,391       3,024,391
  Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to
  7/01/03, 8.50% thereafter, 7/01/10 .....................................................    6,000,000       6,467,001
  NiSource Finance Corp., 7.50%, 11/15/03 ................................................   15,000,000      14,717,850
  Ohio Edison Co., 8.75%, 6/15/22 ........................................................    8,000,000       8,341,776
  PPL Capital Funding, 8.375%, 6/15/07 ...................................................   15,000,000      17,093,513
  Puget Energy Inc., senior note, 7.02%, 12/01/27 ........................................   11,800,000      11,473,698
  TXU Corp., 8.75%, 11/01/23 .............................................................   10,000,000      10,437,601
  Utilicorp United Inc., senior note, 7.95%, 2/01/11 .....................................    6,000,000       4,828,338
  Utilicorp United Inc., senior note, 8.27%, 2/01/21 .....................................    6,100,000       4,407,433
                                                                                                         --------------
  TOTAL BONDS (COST $127,267,479) ........................................................                  128,353,256
                                                                                                         --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,227,930,615) ......................................                1,196,569,845
                                                                                                         --------------

                                                                                              SHARES
                                                                                           ------------
a SHORT TERM INVESTMENTS .2%
  Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $2,670,495) ........    2,670,495       2,670,495
                                                                                                         --------------
  TOTAL INVESTMENTS (COST $1,230,601,110) 99.4% ..........................................                1,199,240,340
  OTHER ASSETS, LESS LIABILITIES .6% .....................................................                    7,010,482
                                                                                                         --------------
  NET ASSETS 100.0% ......................................................................               $1,206,250,822
                                                                                                         ==============



aSee Note 3 regarding investments in the "Sweep Money Fund."


72

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002


                                                                                        U.S. GOVERNMENT
                                         DYNATECH FUND    GROWTH FUND     INCOME FUND   SECURITIES FUND  UTILITIES FUND
------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ...................................  $355,894,896  $1,171,219,527  $ 9,833,490,862 $8,944,145,855  $1,230,601,110
                                          =============================================================================
Value ..................................   297,912,154   1,583,836,624    8,357,371,210  9,319,751,509   1,199,240,340
Repurchase agreements, at value and cost   173,831,146              --      365,361,309     78,110,000              --
 Cash ..................................            --              --               --          3,491              --
 Receivables:
Investment securities sold .............       420,621       7,504,511       16,095,613             --       4,294,871
Capital shares sold ....................       608,370       1,430,434       37,346,629     43,317,553       2,431,845
Dividends and interest .................       128,672       1,407,463      105,848,390     48,577,894       6,355,090
Other ..................................            --           2,911               --             --              --
                                          -----------------------------------------------------------------------------
Total assets ...........................   472,900,963   1,594,181,943    8,882,023,151  9,489,760,447   1,212,322,146
                                          -----------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ........       609,580              --       79,964,984    162,756,797       2,240,319
Capital shares redeemed ................     1,177,780       3,501,261       15,373,831     11,388,952       1,581,088
Affiliates .............................       673,001       1,996,608        7,835,974      6,528,479         958,800
Shareholders ...........................       230,563         844,746        4,223,371      5,939,574       1,071,862
 Collateral on securities loaned (Note 1d)          --              --      201,410,985             --              --
 Other liabilities .....................        26,299         427,009          826,142        739,117         219,255
                                          -----------------------------------------------------------------------------
Total liabilities ......................     2,717,223       6,769,624      309,635,287    187,352,919       6,071,324
                                          -----------------------------------------------------------------------------
 Net assets, at value ..................  $470,183,740  $1,587,412,319  $ 8,572,387,864 $9,302,407,528  $1,206,250,822
                                          =============================================================================
Net assets consist of:
 Undistributed net investment
 income (loss) .........................  $         --       $ 656,058  $   (34,125,473)$     (108,213)  $   2,462,226
 Net unrealized appreciation
 (depreciation) ........................   (57,982,742)    412,617,097   (1,476,068,954)   375,605,654     (31,283,965)
 Accumulated net realized gain (loss) ..   (61,676,914)   (175,811,873)       7,936,403   (266,243,869)    (34,684,099)
 Capital shares ........................   589,843,396   1,349,951,037   10,074,645,888  9,193,153,956   1,269,756,660
                                          -----------------------------------------------------------------------------
Net assets, at value ...................  $470,183,740  $1,587,412,319  $ 8,572,387,864 $9,302,407,528  $1,206,250,822
                                          =============================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
SEPTEMBER 30, 2002


                                                                                       U.S. GOVERNMENT
                                          DYNATECH FUND   GROWTH FUND     INCOME FUND   SECURITIES FUND UTILITIES FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................  $413,309,105  $1,249,745,095  $ 6,001,116,982 $7,726,913,829  $1,090,215,513
                                          =============================================================================
 Shares outstanding ....................    26,889,092      56,766,849    3,157,696,240  1,104,978,306     136,885,081
                                          =============================================================================
 Net asset value per share a ...........        $15.37          $22.02            $1.90          $6.99           $7.96
                                          =============================================================================
 Maximum offering price per share (net asset
 value per share / 94.25%, 94.25%, 95.75%,
 95.75%, 95.75%, respectively) .........        $16.31          $23.36            $1.98          $7.30           $8.31
                                          =============================================================================
CLASS B:
 Net assets, at value ..................  $  5,065,921  $   75,140,502  $   558,579,826 $  559,965,336  $  32,801,798
                                          =============================================================================
 Shares outstanding ....................       333,365       3,463,483      294,587,101     80,174,156       4,118,148
                                          =============================================================================
 Net asset value and maximum offering price
 per share a ...........................        $15.20          $21.70            $1.90          $6.98           $7.97
                                          =============================================================================
CLASS B1:
 Net assets, at value ..................            --              --    $ 430,226,286             --              --
                                          =============================================================================
 Shares outstanding ....................            --              --      226,324,480             --              --
                                          =============================================================================
 Net asset value and maximum offering price
 per share a ...........................            --              --            $1.90             --              --
                                          =============================================================================
CLASS C:
 Net assets, at value ..................  $ 51,808,714  $  232,307,222  $ 1,545,377,251 $  803,048,785  $   67,428,282
                                          =============================================================================
 Shares outstanding ....................     3,445,645      10,798,434      809,297,815    115,289,023       8,477,813
                                          =============================================================================
 Net asset value per share a ...........        $15.04          $21.51            $1.91          $6.97           $7.95
                                          =============================================================================
 Maximum offering price per share
 (net asset value per share / 99%) .....        $15.19          $21.73            $1.93          $7.04           $8.03
                                          =============================================================================
CLASS R:
 Net assets, at value ..................            --     $ 2,788,251      $ 6,350,388   $ 14,042,332       $ 141,556
                                          =============================================================================
 Shares outstanding ....................            --         126,863        3,368,438      2,008,536          17,774
                                          =============================================================================
 Net asset value and maximum offering price
 per share a ...........................            --          $21.98            $1.89          $6.99           $7.96
                                          =============================================================================
ADVISOR CLASS:
 Net assets, at value ..................            --    $ 27,431,249     $ 30,737,131  $ 198,437,246    $ 15,663,673
                                          =============================================================================
 Shares outstanding ....................            --       1,243,749       16,232,361     28,325,580       1,959,784
                                          =============================================================================
 Net asset value and maximum offering price
 per share .............................            --          $22.06            $1.89          $7.01           $7.99
                                          =============================================================================






aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


74

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                                                       U.S. GOVERNMENT
                                         DYNATECH FUND   GROWTH FUND      INCOME FUND  SECURITIES FUND  UTILITIES FUND
-----------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends ............................   $  1,405,220  $   24,488,426  $   185,543,009 $      579,752  $   65,844,285
 Interest .............................      5,428,615       1,209,539      448,750,270    510,471,274      12,709,749
                                          -----------------------------------------------------------------------------
Total investment income ...............      6,833,835      25,697,965      634,293,279    511,051,026      78,554,034
                                          -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............      2,913,459       9,853,877       38,941,995     37,751,003       6,459,602
 Distribution fees (Note 3)
Class A ...............................      1,316,783       4,275,831        9,520,852      8,439,289       1,842,526
Class B ...............................         59,755         860,173        2,944,641      2,374,596         154,666
Class B1 ..............................             --              --        3,210,543             --              --
Class C ...............................        715,028       3,190,431        8,906,182      3,560,308         352,703
Class R ...............................             --           4,700            8,936         16,896             245
 Transfer agent fees (Note 3) .........      1,397,484       4,766,910        8,552,344      7,793,666       2,257,263
 Custodian fees .......................          6,224          22,338          241,949         80,916          37,907
 Reports to shareholders ..............        104,530         337,154          559,591        538,146         169,095
 Registration and filing fees .........         40,555          87,067          373,942        251,594          95,080
 Professional fees ....................         23,592          86,933          211,270        136,611          50,823
 Directors' fees and expenses .........          3,891          17,024           53,992         51,602           8,867
 Other ................................         22,998          74,508          315,090        413,327          54,649
                                          -----------------------------------------------------------------------------
Total expenses ........................      6,604,299      23,576,946       73,841,327     61,407,954      11,483,426
                                          -----------------------------------------------------------------------------
 Net investment income ................        229,536       2,121,019      560,451,952    449,643,072      67,070,608
                                          -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments ...........................    (52,117,197)   (175,811,873)      87,579,345     10,846,618     (32,465,532)
Foreign currency transactions .........             --              --         (262,438)            --         (82,832)
                                          -----------------------------------------------------------------------------
Net realized gain (loss) ..............    (52,117,197)   (175,811,873)      87,316,907     10,846,618     (32,548,364)
Net unrealized appreciation
(depreciation) on:
 Investments ..........................    (46,130,792)   (250,404,911)  (1,116,515,700)   109,857,655    (208,464,454)
 Translation of assets and
 liabilities denominated
 in foreign currencies ................             --              --           72,121             --          71,160
                                          -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) (46,130,792)   (250,404,911)  (1,116,443,579)   109,857,655    (208,393,294)
                                          -----------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (98,247,989)   (426,216,784)  (1,029,126,672)   120,704,273    (240,941,658)
                                          -----------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting
 from operations ......................   $(98,018,453) $ (424,095,765)  $ (468,674,720)  $570,347,345  $ (173,871,050)
                                          =============================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                               DYNATECH FUND                       GROWTH FUND
                                                      -----------------------------------------------------------------
                                                            2002           2001               2002            2001
                                                      -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................  $     229,536   $ 13,946,528      $    2,121,019  $   14,075,560
  Net realized gain (loss) from investments ........    (52,117,197)    (7,831,634)       (175,811,873)      4,010,574
  Net unrealized depreciation on investments .......    (46,130,792)  (316,111,625)       (250,404,911)   (546,786,220)
                                                      -----------------------------------------------------------------
       Net decrease in net assets resulting
       from operations .............................    (98,018,453)  (309,996,731)       (424,095,765)   (528,700,086)
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................     (8,189,726)   (16,397,935)         (9,216,613)    (23,222,377)
   Class B .........................................        (49,356)      (110,453)                 --        (227,171)
   Class C .........................................       (545,192)    (1,709,776)                 --      (1,390,388)
   Advisor Class ...................................             --             --            (277,689)       (526,215)
   Tax return of capital:
   Class A .........................................       (427,205)            --                  --              --
   Class B .........................................         (2,575)            --                  --              --
   Class C .........................................        (28,439)            --                  --              --
  Net realized gains:
   Class A .........................................             --             --          (2,687,006)    (96,439,847)
   Class B .........................................             --             --            (118,205)     (1,896,257)
   Class C .........................................             --             --            (513,203)    (17,261,853)
   Advisor Class ...................................             --             --             (53,163)     (1,773,263)
                                                      -----------------------------------------------------------------
Total distributions to shareholders ................     (9,242,493)   (18,218,164)        (12,865,879)   (142,737,371)
 Capital share transactions: (Note 2)
  Class A ..........................................    (22,511,903)     3,529,615         (66,776,185)     50,643,758
  Class B ..........................................        790,980      3,140,968          31,747,529      45,332,779
  Class C ..........................................    (13,585,500)    (5,906,677)        (12,886,755)     36,431,125
  Class R ..........................................             --             --           3,425,769              --
  Advisor Class ....................................             --             --           2,232,450       3,455,242
                                                      -----------------------------------------------------------------
Total capital share transactions ...................    (35,306,423)       763,906         (42,257,192)    135,862,904
      Net decrease in net assets ...................   (142,567,369)  (327,450,989)       (479,218,836)   (535,574,553)
Net assets:
 Beginning of year .................................    612,751,109    940,202,098       2,066,631,155   2,602,205,708
                                                      -----------------------------------------------------------------
 End of year .......................................  $ 470,183,740   $612,751,109      $1,587,412,319  $2,066,631,155
                                                      =================================================================
Undistributed net investment income
 included in net assets:
 End of year .......................................  $          --   $  8,554,738      $      656,058  $    8,030,557
                                                      =================================================================

76


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                               INCOME FUND             U.S. GOVERNMENT SECURITIES FUND
                                                   --------------------------------------------------------------------
                                                          2002            2001                2002            2001
                                                   --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................  $   560,451,952  $  546,441,401      $  449,643,072  $  452,554,336
  Net realized gain from investments and foreign
   currency transactions ........................       87,316,907      42,747,159          10,846,618         119,371
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...........................   (1,116,443,579)   (550,435,673)        109,857,655     356,556,353
                                                   --------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations .................     (468,674,720)     38,752,887         570,347,345     809,230,060
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................     (496,910,091)   (473,973,784)       (433,519,935)   (449,035,130)
   Class B ......................................      (18,682,412)             --         (19,163,615)     (7,376,890)
   Class B1 .....................................      (36,257,920)    (17,821,042)                 --              --
   Class C ......................................     (100,240,819)    (69,043,386)        (29,680,378)    (18,672,909)
   Class R ......................................         (108,411)             --            (153,411)             --
   Advisor Class ................................       (2,301,814)     (1,769,930)         (3,469,800)     (2,657,955)
  Net realized gains:
   Class A ......................................      (42,405,430)    (72,169,458)                 --              --
   Class B ......................................         (389,987)             --                  --              --
   Class B1 .....................................       (3,471,522)     (1,872,698)                 --              --
   Class C ......................................       (8,157,764)    (10,484,818)                 --              --
   Advisor Class ................................         (170,087)       (255,737)                 --              --
                                                   --------------------------------------------------------------------
 Total distributions to shareholders ............     (709,096,257)   (647,390,853)       (485,987,139)   (477,742,884)
 Capital share transactions: (Note 2)
  Class A .......................................      872,446,979     370,261,532         462,309,921      35,370,112
  Class B .......................................      629,193,788              --         328,065,399     139,265,477
  Class B1 ......................................       45,887,505     335,911,917                  --              --
  Class C .......................................      672,956,080     291,677,970         372,809,338     143,337,906
  Class R .......................................        6,992,200              --          13,855,685              --
  Advisor Class .................................       12,396,021       3,345,543         176,082,110     (28,264,174)
                                                   --------------------------------------------------------------------
 Total capital share transactions ...............    2,239,872,573   1,001,196,962       1,353,122,453     289,709,321
     Net increase in net assets .................    1,062,101,596     392,558,996       1,437,482,659     621,196,497
Net assets:
 Beginning of year ..............................    7,510,286,268   7,117,727,272       7,864,924,869   7,243,728,372
                                                   --------------------------------------------------------------------
 End of year ....................................  $ 8,572,387,864  $7,510,286,268      $9,302,407,528  $7,864,924,869
                                                   --------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year ....................................  $   (34,125,473) $   10,198,217      $     (108,213) $      851,181
                                                   ====================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                                                 UTILITIES FUND
                                                                                        -------------------------------
                                                                                              2002            2001
                                                                                        -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   67,070,608  $   66,438,547
  Net realized gain (loss) from investments and foreign currency transactions .......      (32,548,364)     70,987,659
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in
   foreign currencies ...............................................................     (208,393,294)   (198,758,439)
                                                                                        -------------------------------
      Net decrease in net assets resulting from operations ..........................     (173,871,050)    (61,332,233)
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................................      (61,060,060)    (61,534,147)
   Class B ..........................................................................       (1,085,790)       (478,433)
   Class C ..........................................................................       (2,503,014)     (1,566,296)
   Class R ..........................................................................           (2,324)             --
   Advisor Class ....................................................................         (696,994)       (394,589)
  Net realized gains:
   Class A ..........................................................................      (62,032,234)     (2,331,827)
   Class B ..........................................................................         (754,745)        (15,931)
   Class C ..........................................................................       (2,139,071)        (57,543)
   Advisor Class ....................................................................         (404,012)        (14,100)
                                                                                        -------------------------------
 Total distributions to shareholders ................................................     (130,678,244)    (66,392,866)
 Capital share transactions: (Note 2)
   Class A ..........................................................................       21,814,599    (104,904,063)
   Class B ..........................................................................       24,057,068       7,820,268
   Class C ..........................................................................       36,339,807      11,183,290
   Class R ..........................................................................          162,442              --
   Advisor Class ....................................................................       10,372,642         891,351
                                                                                        -------------------------------
 Total capital share transactions ...................................................       92,746,558     (85,009,154)
      Net decrease in net assets ....................................................     (211,802,736)   (212,734,253)
Net assets
 Beginning of year ..................................................................    1,418,053,558   1,630,787,811
                                                                                        -------------------------------
 End of year ........................................................................   $1,206,250,822  $1,418,053,558
                                                                                        ===============================
Undistributed net investment income included in net assets:
 End of year ........................................................................   $    2,462,226  $    2,469,604
                                                                                        ===============================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

        CAPITAL GROWTH                GROWTH AND INCOME       CURRENT INCOME
        --------------------------------------------------------------------
        DynaTech FundIncome Fund      U.S. Government Securities Fund
        Growth Fund  Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities, other than investments in securities, held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 2002, all repurchase agreements had been entered into on that date.

D. SECURITIES LENDING

The Income Fund loans a portion of identified securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. At September 30, 2002, the market value of these loaned securities was $192,222,933. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund bears the risk of loss with respect to the investment of the collateral.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to October 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Funds. The cumulative effect of this accounting change resulted in a increase (reduction) in the recorded cost of investments and a corresponding increase (decrease) in net unrealized appreciation as listed below.

                                                INCOME FUND   UTILITIES FUND
                                                --------------------------------
Increase (reduction) in cost of investments ....   $573,662        $(42,270)

The effect of this change for the year ended September 30, 2002 was as listed below:

                                                INCOME FUND   UTILITIES FUND
                                                --------------------------------
Increase (decrease) in net investment income ...    $96,341        $(43,256)
Increase (decrease) in unrealized gains ........    (11,577)         19,511
Increase (decrease) in realized gains ..........    (84,764)         23,745

The per share effect of this change for the year ended September 30, 2002, was less than $.005 for the Income Fund and the Utilities Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

Effective November 1, 2001, the Income Fund renamed Class B to Class B1, and began offering a new class of B shares. Effective January 1, 2002, the Funds, except the DynaTech Fund, offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

The classes of shares offered within each of the Funds are indicated below:

                             CLASS A, CLASS B, CLASS C, CLASS R                     CLASS A, CLASS B, CLASS B1, CLASS C, CLASS R
CLASS A, CLASS B & CLASS C   & ADVISOR CLASS                                        & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------
DynaTech Fund                Growth Fund                                            Income Fund
                             U.S. Government Securities Fund
                             Utilities Fund

At September 30, 2002, there were 28 billion shares authorized ($.01 par value), allocated to the Funds as follows (in millions):

                                                                          U.S. GOVERNMENT
                                 DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
---------------------------------------------------------------------------------------------------------
Class A .........................    250             250        4,600         2,500             400
Class B .........................    500             750        1,000         1,000             750
Class B1 ........................     --              --        1,000            --              --
Class C .........................    250             250        3,600         2,500             400
Class R .........................     --           1,000        1,000         1,000           1,000
Advisor Class ...................     --           1,000        1,000         1,000           1,000

Transactions in the Funds' shares were as follows:

                                                                    DYNATECH FUND                    GROWTH FUND
                                                             -----------------------------------------------------------
                                                                  SHARES       AMOUNT            SHARES        AMOUNT
                                                             -----------------------------------------------------------
CLASS A SHARES:
Year ended September 30, 2002
 Shares sold ..............................................   5,550,267  $ 106,054,120         8,953,204  $ 261,053,690
 Shares issued in reinvestment of distributions ...........     323,435      6,598,020           348,327     10,818,933
 Shares redeemed ..........................................  (7,234,225)  (135,164,043)      (12,138,018)  (338,648,808)
                                                             -----------------------------------------------------------
 Net decrease .............................................  (1,360,523) $ (22,511,903)       (2,836,487) $ (66,776,185)
                                                             ===========================================================
Year ended September 30, 2001
 Shares sold ..............................................   6,258,944  $ 143,483,420         7,763,439  $ 261,627,598
 Shares issued in reinvestment of distributions ...........     529,071     12,909,330         3,188,133    109,480,519
 Shares redeemed ..........................................  (6,828,191)  (152,863,135)       (9,592,937)  (320,464,359)
                                                             -----------------------------------------------------------
 Net increase (decrease) ..................................     (40,176) $  3,529,615         1,358,635   $ 50,643,758
                                                             ===========================================================
CLASS B SHARES:
Year ended September 30, 2002
 Shares sold ..............................................      99,271  $   1,869,582         1,632,576  $  47,156,309
 Shares issued in reinvestment of distributions ...........       2,467         50,091             3,622        111,554
 Shares redeemed ..........................................     (63,080)    (1,128,693)         (579,378)   (15,520,334)
                                                             -----------------------------------------------------------
 Net increase .............................................      38,658  $     790,980         1,056,820  $  31,747,529
                                                             ===========================================================
Year ended September 30, 2001
 Shares sold ..............................................     178,756  $   4,221,226         1,600,074  $  53,051,112
 Shares issued in reinvestment of distributions ...........       4,267        103,651            57,986      1,979,074
 Shares redeemed ..........................................     (55,210)    (1,183,909)         (301,041)    (9,697,407)
                                                             -----------------------------------------------------------
 Net increase .............................................     127,813  $   3,140,968         1,357,019  $  45,332,779
                                                             ===========================================================
CLASS C SHARES:
Year ended September 30, 2002
 Shares sold ..............................................     441,036    $ 8,305,028         2,341,188   $ 67,032,199
 Shares issued in reinvestment of distributions ...........      26,309        528,291            15,738        480,633
 Shares redeemed ..........................................  (1,230,305)   (22,418,819)       (2,963,679)   (80,399,587)
                                                             -----------------------------------------------------------
 Net decrease .............................................     (762,960)$ (13,585,500)         (606,753) $ (12,886,755)
                                                             ===========================================================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                    DYNATECH FUND                    GROWTH FUND
                                                             -------------------------------------------------------------
                                                                  SHARES       AMOUNT            SHARES        AMOUNT
                                                             -------------------------------------------------------------
CLASS C SHARES: (CONT.)
Year ended September 30, 2001
 Shares sold .............................................      814,221  $   18,886,868        2,638,609  $    87,164,537
 Shares issued in reinvestment of distributions ..........       64,960       1,559,028          512,819       17,358,951
 Shares redeemed .........................................   (1,189,723)    (26,352,573)      (2,094,454)     (68,092,363)
                                                             -------------------------------------------------------------
 Net increase (decrease) .................................     (310,542) $   (5,906,677)       1,056,974  $    36,431,125
                                                             =============================================================
CLASS R SHARES:
Year ended September 30, 2002 a
 Shares sold .............................................                                       146,795  $     3,985,062
 Shares redeemed .........................................                                       (19,932)        (559,293)
                                                                                             -----------------------------
 Net increase ............................................                                       126,863  $     3,425,769
                                                                                             =============================
ADVISOR CLASS SHARES:
Year ended September 30, 2002
 Shares sold .............................................                                       233,419  $     6,920,264
 Shares issued in reinvestment of distributions ..........                                        10,474          325,342
 Shares redeemed .........................................                                      (166,496)      (5,013,156)
                                                                                             -----------------------------
 Net increase ............................................                                        77,397  $     2,232,450
                                                                                             =============================
Year ended September 30, 2001
 Shares sold .............................................                                       133,680  $     4,505,111
 Shares issued in reinvestment of distributions ..........                                        66,255        2,275,178
 Shares redeemed .........................................                                       (99,915)      (3,325,047)
                                                                                             -----------------------------
 Net increase ............................................                                       100,020  $     3,455,242
                                                                                             =============================

aFor the period January 1, 2002 (effective date) to September 30, 2002 for the Growth Fund.

                                                                     INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                           ---------------------------------------------------------------
                                                               SHARES        AMOUNT           SHARES         AMOUNT
                                                           ---------------------------------------------------------------
CLASS A SHARES:
Year ended September 30, 2002
 Shares sold ............................................   694,153,524  $1,478,573,971      210,759,573  $ 1,451,877,583
 Shares issued in reinvestment of distributions .........   146,862,863     312,435,854       35,269,132      242,076,771
 Shares redeemed ........................................  (436,991,609)   (918,562,846)    (179,198,072)  (1,231,644,433)
                                                           ---------------------------------------------------------------
 Net increase ...........................................   404,024,778  $  872,446,979       66,830,633  $   462,309,921
                                                           ===============================================================
Year ended September 30, 2001
 Shares sold ............................................   367,006,193  $  844,015,719      185,271,260  $ 1,255,952,623
 Shares issued in reinvestment of distributions .........   137,703,892     315,934,853       35,347,715      238,340,569
 Shares redeemed ........................................  (343,049,048)   (789,689,040)    (215,663,647)  (1,458,923,080)
                                                           ---------------------------------------------------------------
 Net increase ...........................................   161,661,037  $  370,261,532        4,955,328  $    35,370,112
                                                           ===============================================================
CLASS B SHARES:
Year ended September 30, 2002 a
 Shares sold ............................................   310,395,948  $  660,909,583       53,145,903  $   366,091,581
 Shares issued in reinvestment of distributions .........     5,099,354      10,620,920        1,861,552       12,776,200
 Shares redeemed ........................................   (20,908,201)    (42,336,715)      (7,396,751)     (50,802,382)
                                                           ---------------------------------------------------------------
 Net increase ...........................................   294,587,101  $  629,193,788       47,610,704  $   328,065,399
                                                           ===============================================================

aFor the period November 1, 2001 (effective date) to September 30, 2002 for the Income Fund.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                     INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                           ---------------------------------------------------------------
                                                                 SHARES       AMOUNT            SHARES        AMOUNT
                                                           ---------------------------------------------------------------
CLASS B SHARES: (CONT.)
Year ended September 30, 2001
 Shares sold ............................................                                     22,135,731  $   150,633,950
 Shares issued in reinvestment of distributions .........                                        722,689        4,881,008
 Shares redeemed ........................................                                     (2,395,032)     (16,249,481)
                                                                                              ----------------------------
 Net increase ...........................................                                     20,463,388  $   139,265,477
                                                                                              ============================
CLASS B1 SHARES:
Year ended September 30, 2002
 Shares sold ............................................    41,081,481  $   88,810,144
 Shares issued in reinvestment of distributions .........    10,155,094      21,645,102
 Shares redeemed ........................................   (31,027,810)    (64,567,741)
                                                           -----------------------------
 Net increase ...........................................    20,208,765  $   45,887,505
                                                           =============================
Year ended September 30, 2001
 Shares sold ............................................   152,037,153  $  349,250,014
 Shares issued in reinvestment of distributions .........     4,569,372      10,481,657
 Shares redeemed ........................................   (10,432,254)    (23,819,754)
                                                           -----------------------------
 Net increase ...........................................   146,174,271  $  335,911,917
                                                           =============================
CLASS C SHARES:
Year ended September 30, 2002
 Shares sold ............................................   385,174,266  $  823,907,725       76,997,060  $   529,065,309
 Shares issued in reinvestment of distributions .........    30,438,475      64,855,000        2,813,177       19,255,671
 Shares redeemed ........................................  (103,269,316)   (215,806,645)     (25,632,581)    (175,511,642)
                                                           ---------------------------------------------------------------
 Net increase ...........................................   312,343,425  $  672,956,080       54,177,656  $   372,809,338
                                                           ===============================================================
Year ended September 30, 2001
 Shares sold ............................................   166,041,952  $  383,081,658       32,959,674  $   223,530,165
 Shares issued in reinvestment of distributions .........    20,732,083      47,755,843        1,838,257       12,368,079
 Shares redeemed ........................................   (60,219,778)   (139,159,531)     (13,694,149)     (92,560,338)
                                                           ---------------------------------------------------------------
 Net increase ...........................................   126,554,257  $  291,677,970       21,103,782  $   143,337,906
                                                           ===============================================================
CLASS R SHARES:
Year ended September 30, 2002 a
 Shares sold ............................................     3,653,701  $    7,553,477        2,082,175  $    14,364,295
 Shares issued in reinvestment of distributions .........        51,478         103,793           22,194          153,033
 Shares redeemed ........................................      (336,741)       (665,070)         (95,833)        (661,643)
                                                           ---------------------------------------------------------------
 Net increase ...........................................     3,368,438  $    6,992,200        2,008,536  $    13,855,685
                                                           ===============================================================
ADVISOR CLASS SHARES:
Year ended September 30, 2002
 Shares sold ............................................     8,683,964  $   18,350,663       25,694,106  $   177,748,711
 Shares issued in reinvestment of distributions .........       932,885       1,971,056          416,646        2,873,117
 Shares redeemed ........................................    (3,922,883)     (7,925,698)        (659,856)      (4,539,718)
                                                           ---------------------------------------------------------------
 Net increase ...........................................     5,693,966  $   12,396,021       25,450,896  $   176,082,110
                                                           ===============================================================
Year ended September 30, 2001
 Shares sold ............................................     2,457,833  $    5,608,222          791,872  $     5,396,940
 Shares issued in reinvestment of distributions .........       720,870       1,649,378          354,664        2,388,868
 Shares redeemed ........................................    (1,706,825)     (3,912,057)      (5,317,348)     (36,049,982)
                                                           ---------------------------------------------------------------
 Net increase (decrease) ................................     1,471,878  $    3,345,543       (4,170,812) $   (28,264,174)
                                                           ===============================================================



aFor the period January 1, 2002 (effective date) to September 30, 2002.
                                                                              83

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                                                    UTILITIES FUND
                                                                                            ----------------------------
                                                                                               SHARES         AMOUNT
                                                                                            ----------------------------
CLASS A SHARES:
Year ended September 30, 2002
 Shares sold .............................................................................   14,035,953   $ 131,501,118
 Shares issued in reinvestment of distributions ..........................................   10,405,962      96,339,850
 Shares redeemed .........................................................................  (22,214,088)   (206,026,369)
                                                                                            ----------------------------
 Net increase ............................................................................    2,227,827   $  21,814,599
                                                                                            ============================
Year ended September 30, 2001
 Shares sold .............................................................................   12,854,678   $ 140,395,740
 Shares issued in reinvestment of distributions ..........................................    4,326,822      47,487,028
 Shares redeemed .........................................................................  (27,198,293)   (292,786,831)
                                                                                            ----------------------------
 Net decrease ............................................................................  (10,016,793)  $(104,904,063)
                                                                                            ============================
CLASS B SHARES:
Year ended September 30, 2002
 Shares sold .............................................................................    2,896,810   $  26,711,865
 Shares issued in reinvestment of distributions ..........................................      132,490       1,220,320
 Shares redeemed .........................................................................     (428,594)     (3,875,117)
                                                                                            ----------------------------
 Net increase ............................................................................    2,600,706   $  24,057,068
                                                                                            ============================
Year ended September 30, 2001
 Shares sold .............................................................................    1,084,489   $  11,787,065
 Shares issued in reinvestment of distributions ..........................................       33,477         367,107
 Shares redeemed .........................................................................     (409,965)     (4,333,904)
                                                                                            ----------------------------
 Net increase ............................................................................      708,001   $   7,820,268
                                                                                            ============================
CLASS C SHARES:
Year ended September 30, 2002
 Shares sold .............................................................................    5,194,601   $  47,292,632
 Shares issued in reinvestment of distributions ..........................................      330,751       3,053,533
 Shares redeemed .........................................................................   (1,542,245)    (14,006,358)
                                                                                            ----------------------------
 Net increase ............................................................................    3,983,107   $  36,339,807
                                                                                            ============================
Year ended September 30, 2001
 Shares sold .............................................................................    1,937,721   $  21,090,339
 Shares issued in reinvestment of distributions ..........................................      102,651       1,124,515
 Shares redeemed .........................................................................   (1,024,287)    (11,031,564)
                                                                                            ----------------------------
 Net increase ............................................................................    1,016,085   $  11,183,290
                                                                                            ============================
CLASS R SHARES
Year ended September 30, 2002 a
 Shares sold .............................................................................       18,051   $     164,683
 Shares issued in reinvestment of distributions ..........................................          229           2,002
 Shares redeemed .........................................................................         (506)         (4,243)
                                                                                            ----------------------------
 Net increase ............................................................................       17,774   $     162,442
                                                                                            ============================

aFor the period January 1, 2002 (effective date) to September 30, 2002.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                                                    UTILITIES FUND
                                                                                               -------------------------
                                                                                                  SHARES       AMOUNT
                                                                                               -------------------------
ADVISOR CLASS SHARES:
Year ended September 30, 2002
 Shares sold ................................................................................   2,584,255  $ 22,986,278
 Shares issued in reinvestment of distributions .............................................     101,297       917,654
 Shares redeemed ............................................................................  (1,604,468)  (13,531,290)
                                                                                               -------------------------
 Net increase ...............................................................................   1,081,084  $ 10,372,642
                                                                                               =========================
Year ended September 30, 2001
 Shares sold ................................................................................     503,073  $  5,800,138
 Shares issued in reinvestment of distributions .............................................      31,572       347,369
 Shares redeemed ............................................................................    (501,950)   (5,256,156)
                                                                                               -------------------------
 Net increase ...............................................................................      32,695  $    891,351
                                                                                               =========================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of the following entities:

ENTITY                                                                 AFFILIATION
----------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                     Investment manager (all Funds except the Growth Fund)
Franklin Investment Advisory Services, Inc. (Investment Advisory)      Investment manager (the Growth Fund)
Franklin/Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin/Templeton Investor Services, LLC (Investor Services)          Transfer agent

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                                                                                             U.S. GOVERNMENT
                                                    DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                                    -------------------------------------------------------------------------
Dividend income ..................................      $96,826      $39,737     $533,175        $579,752       $60,819

The Funds, except the Growth Fund, pay an investment management fee to Advisers, and the Growth Fund pays an investment management fee to Investment Advisory, based on the net assets of the Funds as follows:

     ANNUALIZED FEE RATE   MONTH-END NET ASSETS
     -------------------------------------------------------------------------
             .625%         First $100 million
             .500%         Over $100 million, up to and including $250 million
             .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Management fees were reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to the stated percentages per year of their daily average net assets of each class as follows:

                                                                             U.S. GOVERNMENT
                       DYNATECH FUND        GROWTH FUND      INCOME FUND     SECURITIES FUND       UTILITIES FUND
-----------------------------------------------------------------------------------------------------------------
Class A ...............    .25%                .25%             .15%              .15%                    .15%
Class B ...............   1.00%               1.00%            1.00%              .65%                    .65%
Class B1 ..............      --                  --             .65%                --                      --
Class C ...............   1.00%               1.00%             .65%              .65%                    .65%
Class R ...............      --                .50%             .50%              .50%                    .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                 U.S. GOVERNMENT
                                        DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
----------------------------------------------------------------------------------------------------------------
Net commissions paid ..................   $61,892      $2,089,677   $33,873,291    $13,586,913      $1,144,384
Contingent deferred sales charges .....   $24,456      $  289,029   $ 2,353,842    $ 1,043,910      $   76,295

The Funds paid transfer agent fees of $24,767,667, of which $18,439,614 were paid to Investor Services.

Included in professional fees are legal fees of $86,177 that were paid to a law firm in which a partner is an officer of the Funds.


4. INCOME TAXES

At September 30, 2002, the DynaTech Fund and the U.S. Government Securities Fund had tax basis capital losses of $9,086,339 and $237,657,682, respectively, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                     U.S. GOVERNMENT
                                              DYNATECH FUND          SECURITIES FUND
                                              --------------------------------------
        Capital loss carryovers expiring in:
         2003 .............................      $       --             $  3,698,366
         2004 .............................              --               57,539,178
         2005 .............................              --               50,054,906
         2006 .............................              --               28,279,472
         2007 .............................         677,592               18,954,412
         2008 .............................         394,928               21,105,846
         2009 .............................       1,170,048               46,256,951
         2010 .............................       6,843,771               11,768,551
                                              --------------------------------------
                                                 $9,086,339             $237,657,682
                                              ======================================

On September 30, 2002, the U.S. Government Securities Fund had expired capital loss carryovers of $111,364,839, which were reclassified to paid-in capital.

At September 30, 2002, the DynaTech Fund, the Growth Fund, the U.S. Government Securities Fund and the Utilities Fund had deferred capital losses occurring subsequent to October 31, 2001 of $46,887,896, $175,811,873, $28,586,187 and
$33,636,208, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

At September 30, 2002, the Income Fund and the Utilities Fund had deferred currency losses subsequent to October 31, 2001 of $10,179,658 and $84,679, respectively. For tax purposes such losses will be reflected in the year ending September 30, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown losses, foreign currency transactions, and bond premiums and discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, foreign currency transactions, and bond premiums and discounts.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

The Utilities Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

At September 30, 2002, the cost of investment, the net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                              U.S. GOVERNMENT
                                DYNATECH FUND   GROWTH FUND      INCOME FUND  SECURITIES FUND   UTILITIES FUND
                                -------------------------------------------------------------------------------
Investments at cost ..........  $ 535,428,720  $1,171,219,527  $10,209,314,076  $9,022,255,855  $1,231,626,103
                                ===============================================================================
Unrealized appreciation ......     56,802,480     642,335,068      802,950,982     375,661,904     143,614,472
Unrealized depreciation ......   (120,487,900)   (229,717,971)  (2,289,532,539)        (56,250)   (176,000,235)
                                -------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ..............  $ (63,685,420)  $ 412,617,097  $(1,486,581,557) $  375,605,654  $  (32,385,763)
                                ===============================================================================

Undistributed ordinary income                      $  656,058  $    20,618,821  $      882,441  $   2,998,942
Undistributed long term ......
 capital gains ...............                             --       21,805,804              --              --
                                                   -----------------------------------------------------------
Distributable earnings .......                     $  656,058  $    42,424,625  $      882,441  $    2,998,942
                                                   ===========================================================

For all Funds, except as noted below, the tax characters of distributions paid during the year ended September 30, 2002 were substantially the same for financial statement purposes.

                                               UTILITIES FUND
                                               --------------
        Distributions paid from:
         Ordinary income ...................    $ 72,292,208
         Long-term capital gain ............      58,386,036
                                                -------------
                                                $130,678,244
                                                =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2002 were as follows:

                                                                      U.S. GOVERNMENT
                         DYNATECH FUND    GROWTH FUND   INCOME FUND   SECURITIES FUND  UTILITIES FUND
-----------------------------------------------------------------------------------------------------
Purchases .............   $164,783,444    $81,381,396  $6,606,812,175  $5,042,100,406   $462,153,762
Sales .................   $ 25,074,699    $44,505,759  $4,003,433,218  $3,649,585,781   $417,770,993


6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 31.0% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2002, the Income Fund held defaulted securities with a value aggregating $124,657,350, representing 1.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments. For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Nextel International and Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in such possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN CUSTODIAN FUNDS, INC.
Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FRANKLIN CUSTODIAN FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds comprising of Franklin Custodian Funds, Inc. (hereafter referred to as the Funds) at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 4, 2002

FRANKLIN CUSTODIAN FUNDS, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended September 30, 2002:

             INCOME FUND            UTILITIES FUND
     ---------------------------------------------------------
             $23,390,175                $1,321,761

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2002:

     DYNATECH FUND   GROWTH FUND   INCOME FUND  UTILITIES FUND
     ---------------------------------------------------------
            12.86%          100%        21.26%          88.08%

BOARD MEMBERS AND OFFICERS
The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                    NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)      Director         Since 1976          133           Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)   Director         Since 1982          134           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)      Director         Since 1998           82           Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                          refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                      (chemicals, fibers and resins); Beverly Enterprises,
                                                                              Inc. (health care); H.J. Heinz Company (processed
                                                                              foods and allied products); RTI International Metals,
                                                                              Inc. (manufacture and distribution of titanium); and
                                                                              Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and fORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)     Director         Since 1992          133           Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                          (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                      WorldCom, Inc. (communications services); MedImmune,
                                                                              Inc. (biotechnology); Overstock.com (Internet
                                                                              services); and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS                                     NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)  Director,        Director since      133           None
One Franklin Parkway       President and    1969, President
San Mateo, CA 94403-1906   Chief Executive  since 1984 and
                           Officer -        Chief Executive
                           Investment       Officer -
                           Management       Investment
                                            Management since
                                            October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON,       Director and     Since 1983          116           None
JR. (62)                   Vice President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)       Vice President   Since 1987      Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)    Vice President   Since 1995      Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)      Senior Vice      Since October   Not Applicable    None
500 East Broward Blvd.     President and    2002
Suite 2100                 Chief Executive
Fort Lauderdale,           Officer -
FL 33394-3091              Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC, and officer of some of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)         Vice President   Since 2000      Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)      Vice President   Since 2000      Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)     Vice President - Since May 2002  Not Applicable    Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
600 5th Avenue             AML Compliance                                     Foundation
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 38 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (38)  Treasurer and    Treasurer since Not Applicable    None
One Franklin Parkway       Chief Financial  1999 and Chief
San Mateo, CA 94403-1906   Officer          Financial Officer
                                            since September
                                            2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)     Vice President   Since 2000      Not Applicable    None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Funds under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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ANNUAL REPORT
FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Custodian Funds, Inc. prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone. FCF A2002 11/02

[GRAPHIC OMITTED]
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